                        NATIONWIDE LIFE INSURANCE COMPANY

            Modified Single Premium Variable Life Insurance Policies
             Issued by Nationwide Life Insurance Company through its
                       Nationwide VLI Separate Account-2

                   The date of this prospectus is May, 1 1999


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This prospectus contains basic information you should know about the policies before investing. Please read it and keep it for future reference.


THE FOLLOWING UNDERLYING MUTUAL FUNDS ARE AVAILABLE UNDER THE POLICIES:

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS:

o        American Century VP Balanced
o        American Century VP Capital Appreciation
o        American Century VP Income & Growth
o        American Century VP International
o        American Century VP Value

DREYFUS:

o        Dreyfus Stock Index Fund, Inc
o        The Dreyfus Socially Responsible Growth Fund, Inc.

DREYFUS VARIABLE INVESTMENT FUND

o        Capital Appreciation Portfolio
o        Growth & Income Portfolio*

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

o        VIP Equity-Income Portfolio
o        VIP Growth Portfolio
o        VIP High Income Portfolio*
o        VIP Overseas Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:

o        VIP II Asset Manager Portfolio
o        VIP II Contrafund Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III:

o        VIP III Growth Opportunities Portfolio

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.:

o        Emerging Markets Debt Portfolio

NATIONWIDE SEPARATE ACCOUNT TRUST

o        Capital Appreciation Fund
o        Government Bond Fund
o        Money Market Fund
o        Total Return Fund
o        Nationwide Small Cap Value Fund
         (sub-adviser: The Dreyfus Corporation)
o        Nationwide Small Company Fund
         (sub-advisers: The Dreyfus Corporation, Neuberger Berman, LLC, Lazard Asset Management, Strong Capital Management, Inc. and Warburg Pincus Asset Management, Inc.)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

o        AMT Limited Maturity Bond Portfolio
o        AMT Growth Portfolio
o        AMT Guardian Portfolio
o        AMT Partners Portfolio

OPPENHEIMER VARIABLE ACCOUNTS FUNDS

o        Oppenheimer Bond Fund/VA
o        Oppenheimer Global Securities Fund/VA
o        Oppenheimer Capital Appreciation Fund/VA (formerly Oppenheimer Growth
         Fund)
o        Oppenheimer Multiple Strategies Fund/VA

STRONG OPPORTUNITY FUND II, INC. (FORMERLY: "STRONG SPECIAL FUND II, INC.") STRONG VARIABLE INSURANCE FUNDS, INC.

o        Strong Discovery Fund II, Inc.
o        International Stock Fund II

VAN ECK WORLDWIDE INSURANCE TRUST

o        Worldwide Bond Fund
o        Worldwide Emerging Markets Fund
o        Worldwide Hard Assets Fund

VAN KAMPEN LIFE INVESTMENT TRUST

o        Morgan Stanley Real Estate
o        Securities Portfolio

WARBURG PINCUS TRUST

o        International Equity Portfolio
o        Post-Venture Capital Portfolio
o        Small Company Growth Portfolio

*These underlying mutual funds invest in lower quality debt securities commonly referred to as junk bonds.



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To obtain copies of any underlying mutual fund prospectus, please call:

                  1-800-547-7548
     TDD          1-800-238-3035

or write:

     NATIONWIDE LIFE INSURANCE COMPANY
     P.O. BOX 182150
     COLUMBUS, OHIO 43218-2150

Material incorporated by reference to this prospectus can be found on the SEC website at:
                                          www.sec.gov

Information about this and other Best of America Products can be found on the world-wide web at:

                                          www.bestofamerica.com

THIS POLICY IS NOT:

o        A BANK DEPOSIT;

o        ENDORSED BY A BANK OR GOVERNMENT AGENCY;

o        FEDERALLY INSURED; OR

o        AVAILABLE IN EVERY STATE.

The life insurance policies offered by this prospectus are modified single premium variable life insurance policies. They provide life insurance coverage on the named insured. For policies offered in New York under a group contract, references throughout this prospectus to "policy(ies) will mean "certificate(s)" and references to "policy owner(s) will mean "certificate owner(s)." A cash surrender value may be offered if the policy is terminated during the lifetime of the insured.

No claim is made that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

The death benefit and cash value of this policy may vary to reflect the experience of the Nationwide VLI Separate Account-2 or the fixed account, depending on how premium payments are invested.

Investors assume certain risks when investing in the policies, including the risk of losing of money.

Nationwide guarantees the death benefit for as long as the policy is in force. The cash surrender value is not guaranteed. The policy will lapse if the cash surrender value is insufficient to cover policy charges.

Nationwide guarantees to keep the policy in force during the first three years so long as the minimum premium requirement has been met.

Benefits described in this prospectus may not be available in every jurisdiction
- refer to your policy for specific benefit information.

This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

It may be disadvantageous to policy holders to:

   o replace existing insurance policies with the policy described in this prospectus;

   o purchase a policy to obtain additional insurance protection if the purchaser already owns a variable life insurance policy; or

   o take policy loans or withdrawals from the policy prior to attaining age 59-1/2 (see "Tax Matters").

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



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GLOSSARY OF SPECIAL TERMS

ATTAINED AGE- The insured's age on the policy date, plus the number of full years since the policy date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the cash value of the variable account.

FIXED ACCOUNT- An investment option which is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

MATURITY DATE- The policy anniversary on or next following the insured's 100th birthday.

NATIONWIDE- Nationwide Life Insurance Company.

NET AMOUNT AT RISK- Net amount at risk is the death benefit minus the cash value. On a monthly anniversary day, the net amount at risk is the death benefit minus the cash value prior to subtraction of the base policy cost of insurance charge.

SEC GUIDELINE SINGLE PREMIUM- The single premium required to mature the policy under guaranteed mortality and expense charges with an interest rate of 6%. It is calculated pursuant to Rule 6e-3(T) of the Investment Company Act of 1940.

SUB-ACCOUNTS- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units are separately maintained.

VALUATION PERIOD- Each day the New York Stock Exchange is open for business.

VARIABLE ACCOUNT- Nationwide VLI Separate Account-2, a separate account of Nationwide Life Insurance Company that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.



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


TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS.........................3

SUMMARY OF POLICY EXPENSES........................6

UNDERLYING MUTUAL FUND ANNUAL EXPENSES............7

SYNOPSIS OF THE POLICIES..........................9

NATIONWIDE LIFE INSURANCE COMPANY.................9

NATIONWIDE ADVISORY SERVICES, INC.................9

INVESTING IN THE POLICY...........................9
     The Variable Account and Underlying
          Mutual Funds
     Changes of Investment Policy
     Voting Rights
     Substitution of Securities
     Material Conflicts
     The Fixed Account

INFORMATION ABOUT THE POLICIES...................11
     Minimum Requirements for Policy Issuance
     Premium Payments
     Pricing

POLICY CHARGES...................................12
     Monthly Cost of Insurance
     Monthly Administrative Expense Charge
     Premium Expense Charge
     Mortality and Expense Risk Charge
     Surrender Charges
     Reduction of Charges
     Income Tax

SURRENDERING THE POLICY FOR CASH.................14
     Surrender (Redemption)
     Cash Surrender Value
     Partial Surrenders
     Preferred Partial Surrenders
     Reduction of the Specified Amount
     Income Tax Withholding

VARIATION IN CASH VALUE..........................15
     Error in Age or Sex

POLICY PROVISIONS................................16
     Policy Owner
     Beneficiary
     Changes in Existing Insurance Coverage

OPERATION OF THE POLICY..........................16
     Allocation of Net Premium and Cash Value
     How the Investment Experience is
          Determined
     Net Investment Factor
     Determining the Cash Value
     Transfers

RIGHT TO REVOKE..................................18

POLICY LOANS.....................................18
     Taking a Policy Loan
     Effect on Investment Performance
     Interest
     Effect on Death Benefit and Cash Value
     Repayment

ASSIGNMENT.......................................20

POLICY OWNER SERVICES............................20
     Dollar Cost Averaging

DEATH BENEFIT INFORMATION........................20
     Calculations of the Death Benefit
     Changes in the Death Benefit
     Proceeds Payable on Death
     Incontestability
     Suicide
     Maturity Proceeds

RIGHT OF CONVERSION..............................22

GRACE PERIOD.....................................22
     Reinstatement

TAX MATTERS......................................22
     Policy Proceeds
     Withholding
     Federal Estate and Generation-Skipping
         Transfers Taxes
     Non-Resident Aliens
     Taxation of Nationwide
     Tax Changes

LEGAL CONSIDERATIONS.............................25

YEAR 2000 COMPLIANCE ISSUES......................26

STATE REGULATION.................................27

REPORTS TO POLICY OWNERS.........................27

ADVERTISING......................................27

LEGAL PROCEEDINGS................................27

EXPERTS..........................................28

REGISTRATION STATEMENTS..........................28





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



LEGAL OPINIONS...................................29

DISTRIBUTION OF THE POLICIES.....................29

ADDITIONAL INFORMATION ABOUT NATIONWIDE..........32

APPENDIX A: OBJECTIVES FOR UNDERLYING
     MUTUAL FUNDS................................40

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH
     SURRENDER VALUES, AND DEATH BENEFITS........49

APPENDIX C: SUB-ACCOUNT PERFORMANCE SUMMARY......61



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


SUMMARY OF POLICY EXPENSES

Nationwide deducts certain charges from the policy. Charges are made for administrative and sales expenses, tax expenses, providing life insurance protection and assuming mortality and expense risks (see "Policy Charges").

Nationwide deducts the following charges from the cash value of the policy (see "Policy Charges"):
o        monthly cost of insurance
o        monthly tax expense charge(1)
o        administrative expense charge(2)
o        mortality and expense risk charge(3)
o        surrender charge(4)

(1)Nationwide deducts a monthly premium expense charge equal to an annual rate of 0.50% multiplied by the policy's cash value. It consists of a premium tax component equal to an annual rate of 0.30% and a federal tax component equal to an annual rate of 0.20% (see "Premium Expense Charge").

(2)The administrative expense charge is equal to an annual rate of 0.30% multiplied by the policy's cash value. Currently, this charge is reduced by the cash value in the 11th policy year and on, if the cash surrender value is greater than or equal to $100,000 (see "Administrative Expense Charge").

(3)The mortality and expense risk charge is charged daily and equal to an annual rate of 0.90% multiplied by the cash value (see "Mortality and Expense Risk Charge").

(4)For policies which are surrendered during the first nine policy years, Nationwide deducts a surrender charge (see "Surrender Charges").



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




                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
             (as a percentage of underlying mutual fund net assets,
                          after expense reimbursement)

                                              MANAGEMENT   OTHER EXPENSES    12b-1          TOTAL MUTUAL
                                                 FEES                         FEES          FUND EXPENSES
American Century Variable Portfolios,             0.97%         0.00%         0.00%              0.97%
Inc.- American Century VP Balanced

American Century Variable Portfolios,             1.00%         0.00%         0.00%              1.00%
Inc.- American Century VP Capital
Appreciation

American Century Variable Portfolios,             0.70%         0.00%         0.00%              0.70%
Inc.- American Century VP Income &
Growth

American Century Variable Portfolios,             1.47%         0.00%         0.00%              1.47%
Inc.- American Century VP International

American Century Variable Portfolios,             1.00%         0.00%         0.00%              1.00%
Inc.- American Century VP Value

The Dreyfus Socially Responsible                  0.75%         0.05%         0.00%              0.80%
Growth Fund, Inc.

Dreyfus Stock Index Fund, Inc.                    0.25%         0.01%         0.00%              0.26%

Dreyfus Variable Investment Fund-                 0.75%         0.05%         0.00%              0.80%
Capital Appreciation Portfolio

Dreyfus Variable Investment Fund-                 0.75%         0.03%         0.00%              0.78%
Growth & Income Portfolio

Fidelity VIP Equity-Income Portfolio              0.49%         0.08%         0.00%              0.57%

Fidelity VIP Growth Portfolio                     0.59%         0.07%         0.00%              0.66%

Fidelity VIP High Income Portfolio                0.58%         0.12%         0.00%              0.70%

Fidelity VIP Overseas Portfolio                   0.74%         0.15%         0.00%              0.89%

Fidelity VIP II Asset Manager Portfolio           0.54%         0.09%         0.00%              0.63%

Fidelity VIP II Contrafund Portfolio              0.59%         0.07%         0.00%              0.66%

Fidelity VIP II Growth Opportunities              0.59%         0.11%         0.00%              0.70%
Portfolio

Morgan Stanley Dean Witter Universal              0.27%         1.25%         0.00%              1.52%
Funds, Inc.- Emerging Markets Debt
Portfolio

Neuberger Berman AMT- Growth Portfolio            0.83%         0.09%         0.00%              0.92%

Neuberger Berman AMT- Guardian                    0.85%         0.15%         0.00%              1.00%
Portfolio

Neuberger Berman AMT- Limited Maturity            0.65%         0.11%         0.00%              0.76%
Bond Portfolio

Neuberger Berman AMT- Partners                    0.78%         0.06%         0.00%              0.84%
Portfolio

NSAT- Capital Appreciation Fund                   0.60%         0.07%         0.00%              0.67%

NSAT- Government Bond Fund                        0.50%         0.07%         0.00%              0.57%

NSAT- Money Market Fund                           0.40%         0.06%         0.00%              0.46%

NSAT- Nationwide Small Cap Value Fund             0.90%         0.15%         0.00%              1.05%

NSAT- Nationwide Small Company Fund               1.00%         0.07%         0.00%              1.07%

NSAT- Total Return Fund                           0.59%         0.06%         0.00%              0.65%



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

               UNDERLYING MUTUAL FUND ANNUAL EXPENSES (CONTINUED)

                                              MANAGEMENT   OTHER EXPENSES    12b-1          TOTAL MUTUAL
                                                 FEES                         FEES          FUND EXPENSES
Oppenheimer VAF- Oppenheimer Bond                 0.72%          0.02%        0.00%              0.74%
Fund/VA

Oppenheimer VAF- Oppenheimer Global               0.68%          0.06%        0.00%              0.74%
Securities Fund/VA

Oppenheimer Capital Appreciation                  0.72%          0.03%        0.00%              0.75%
Fund/VA (formerly Oppenheimer VAF-
Oppenheimer Growth Fund)

Oppenheimer VAF- Oppenheimer Multiple             0.72%          0.04%        0.00%              0.76%
Strategies Fund/VA

Strong Opportunity Fund II, Inc.                  1.00%          0.16%        0.00%              1.16%

Strong Variable Insurance Funds, Inc.             1.00%          0.18%        0.00%              1.18%
- Discovery Fund II, Inc.

Strong Variable Insurance Funds, Inc.             1.00%          0.62%        0.00%              1.62%
- International Stock Fund II

Van Eck Worldwide Insurance Trust-                1.00%          0.15%        0.00%              1.15%
Worldwide Bond Fund

Van Eck Worldwide Insurance Trust-                1.00%          0.50%        0.00%              1.50%
Worldwide Emerging Markets Fund

Van Eck Worldwide Insurance Trust-                1.00%          0.16%        0.00%              1.16%
Worldwide Hard Assets Fund

Van Kampen Life Investment Trust-                 1.20%          0.00%        0.00%              1.20%
Morgan Stanley Real Estate Securities
Portfolio

Warburg Pincus Trust- International               1.00%          0.33%        0.00%              1.33%
Equity Portfolio

Warburg Pincus Trust-Post- Venture                1.08%          0.32%        0.00%              1.40%
Capital Portfolio

Warburg Pincus Trust- Small Company               0.90%          0.24%        0.00%              1.14%
Growth Portfolio

The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value to calculate the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.

                                                    Management      Other          12b-1          Total Mutual
                                                       Fees        Expenses        Fees           Fund Expenses

Fidelity VIP Equity-Income Portfolio                  0.49%         0.09%          0.00%              0.58%

Fidelity VIP Growth Portfolio                         0.59%         0.09%          0.00%              0.68%

Fidelity VIP Overseas Portfolio                       0.74%         0.17%          0.00%              0.91%

Fidelity VIP II Asset Manager Portfolio               0.54%         0.10%          0.00%              0.64%

Fidelity VIP II Contrafund Portfolio                  0.59%         0.11%          0.00%              0.70%

Fidelity VIP III Growth Opportunities Portfolio       0.59%         0.12%          0.00%              0.71%

Morgan Stanley Dean Witter Universal Funds, Inc.      0.80%         1.25%          0.00%              2.05%
- Emerging Markets Debt Portfolio

NSAT - Nationwide Small Cap Value Fund                0.90%         0.43%          0.00%              1.33%

Van Eck Worldwide Insurance Trust - Worldwide         1.00%         0.61%          0.00%              1.61%
Emerging Markets Fund

Van Eck Worldwide Insurance Trust - Worldwide         1.00%         0.20%          0.00%              1.20%
Hard Assets Fund


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




SYNOPSIS OF THE POLICIES

The policy offered by this prospectus provides for life insurance coverage on the insured. The death benefit and cash value of the policy may increase or decrease to reflect the performance of the investment options chosen by the policy owner (see "Death Benefit Information").

CASH SURRENDER VALUE

If the policy is terminated during the insured's lifetime, a cash surrender value may be payable under the policy. However, there is no guaranteed cash surrender value (see "Variation in Cash Value "). The policy will lapse without value if the cash surrender value falls below what is needed to cover policy charges.

PREMIUMS

The minimum initial premium is $10,000 for issue ages 0-70 and $50,000 for issue ages 71-80. Policies are issued to insureds up to age 80.

The policy is intended to be a single premium policy with limited ability to make additional payments. Additional payments are permitted under certain circumstances (see "Premium Payments").

TAXATION

The policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code. Nationwide will monitor compliance with the tests provided by Section 7702 to insure the policies continue to receive this favored tax treatment (see "Tax Matters").

NONPARTICIPATING POLICIES

The policies are nonparticipating policies on which no dividends are payable. The policies do not share in the profits or surplus earnings of Nationwide.

RIDERS

A rider may be added to the policy (availability varies by state).

Riders currently include a Maturity Extension Endorsement.

POLICY CANCELLATION

Policy owners may return the policy for any reason within certain time periods and Nationwide will refund the policy value or the amount required by law (see "Right to Revoke").


NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

CUSTODIAN OF ASSETS

Nationwide serves as the custodian of the assets of the variable account.

OTHER CONTRACTS ISSUED BY NATIONWIDE

Nationwide does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of Nationwide.

NATIONWIDE ADVISORY SERVICES, INC.

The policies are distributed by Nationwide Advisory Services, Inc., Three Nationwide Plaza, Columbus, Ohio 43215. NAS is a wholly owned subsidiary of Nationwide.


INVESTING IN THE POLICY

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide VLI Separate Account - 2 is a separate account that invests in the underlying mutual fund options listed in Appendix A. Nationwide established the separate account on May 7, 1987, pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to policy owners under the policies.

The variable account is divided into sub-accounts. Policy owners elect to have net premiums allocated among the sub-accounts and the fixed account at the time of application. Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on policy owner instructions. A policy's investment performance depends upon the performance of the underlying mutual fund options chosen by the policy owner.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.


Underlying mutual funds in the variable account are NOT publicly traded mutual funds. The underlying mutual fund options are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

However the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Changes of Investment Policy

Nationwide may materially change the investment policy of the variable account. Nationwide must inform policy owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the policy owners or if it renders Nationwide's operations hazardous to the public. If a policy owner objects, the policy may be converted to a substantially comparable general account life insurance policy offered by Nationwide. The policy owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make the conversion. Nationwide will not require evidence of insurability for this conversion.

The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the policy converted on the date of the conversion.

Voting Rights

Policy owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote policy owner shares at special shareholder meetings based on policy owner instructions. However, if the law changes allowing Nationwide to vote in its own right, it may elect to do so.

Policy owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholder's vote as soon as possible prior to the shareholder meeting. Notification will contain proxy materials, and a form to return to Nationwide with voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Substitution of Securities

Nationwide may substitute, eliminate and/or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occur:

1) shares of a current underlying mutual fund option are no longer available for investment; or

2) further investment in an underlying mutual fund option is inappropriate.

No substitution, elimination, and/or combination of shares may take place without the prior approval of the SEC and state insurance departments.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in other Nationwide separate accounts. It is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks.

Under exemptive and exclusionary provisions, Nationwide's general account has not been registered under the Securities Act of 1933 and has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interest therein is subject to the provisions of these Acts. Nationwide has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

Premium payments will be allocated to the fixed account by election of the policy owner.

The investment income earned by the fixed account will be allocated to the policies at varying rate(s) set by Nationwide. The guaranteed rate for any premium payment will be effective for not less than twelve months. Nationwide guarantees that the rate will not be less than 3.0% per year.

Any interest in excess of 3.0% will be credited to fixed account allocations at Nationwide's sole discretion. The policy owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 3.0% for any given year.

New premium payments deposited to the contract which are allocated to the fixed account may receive a different rate of interest than amounts transferred from the sub-accounts to the fixed account and amounts maturing in the fixed account.

INFORMATION ABOUT THE POLICIES

MINIMUM REQUIREMENTS FOR ISSUANCE OF A POLICY

This policy provides life insurance coverage on the insured named in the policy. Minimum requirements for policy issuance include:

o  the insured must be age 80 or younger;

o Nationwide may require satisfactory evidence of insurability (including a medical exam); and

o minimum initial premium payment of $10,000 for issue ages 0-70, $50,000 for issue ages 71-80.

Premium Payments

The initial premium is payable in full at Nationwide's home office or to an authorized agent of Nationwide.

Upon payment of the initial premium, temporary insurance may be provided. Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial premium, and delivery of the policy while the insured is still living.

Additional premium payments of $1,000 may be made at any time while the policy is in force, except in Virginia, subject to the following conditions:

o Nationwide may require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk.

o Premium payments in excess of the premium limit established by the IRS to qualify the policy as a contract for life insurance will be refunded.

o Nationwide may require policy indebtedness be repaid prior to accepting any additional premium payments.

o Additional premium payments will be allocated to the NSAT-Money Market Fund unless the policy owner specifies otherwise.

Additional premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. Nationwide will monitor premiums paid and other policy transactions and will notify the policy owner when non-modified endowment contract status is in jeopardy.

PRICING

Premiums will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

o  New Year's Day                       o  Independence Day
o  Martin Luther King, Jr. Day          o  Labor Day
o  Presidents' Day                      o  Thanksgiving
o  Good Friday                          o  Christmas
o  Memorial Day

Nationwide also will not price premium payments if:

   (1) trading on the New York Stock Exchange is restricted;

   (2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

   (3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist.

If Nationwide is closed on days when the New York Stock Exchange is open, contract value may be affected since the policy owner would not have access to their account.

POLICY CHARGES

No deductions are made from premium payments - 100% of each premium payment is applied to the cash value.

On the policy date and on each monthly anniversary date, Nationwide will deduct an amount to cover charges and expenses incurred in connection with the policy. This monthly deduction is made on a pro-rata basis from the cash value in each sub-account and the fixed account. The amount of the monthly deduction will vary from month to month. If the cash surrender value is not sufficient to cover the monthly deduction, the policy may lapse. The monthly deduction consists of the following charges:

MONTHLY COST OF INSURANCE CHARGE

Immediately after the policy is issued, the death benefit will be substantially greater than the initial premium payment. While the policy is in force, prior to the maturity date, the death benefit will always be greater than the cash value. To enable Nationwide to pay this excess of the death benefit over the cash value, a monthly cost of insurance charge is deducted.

Currently, this charge is equal to an annual rate of 0.65% multiplied by the cash value. On a current basis, for policy years 11 and later, this charge is anticipated to be reduced to the cash value multiplied by an annual rate of 0.30% if the cash surrender value is $100,000 or more.

In New York State the current cost of insurance charge is calculated at an annual rate of 0.65% in all years and will not exceed the 1980 Commissioner's Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO).

In no event will this current monthly deduction for the cost of insurance exceed the guaranteed monthly cost of insurance charges. Guaranteed cost of insurance charges will not exceed the cost based on the guaranteed cost of insurance rate multiplied by the policy's net amount at risk. The net amount at risk is equal to the death benefit minus the cash value. Guaranteed cost of insurance rates for standard issues are based on the 1980 CSO. Guaranteed cost of insurance rates for substandard issues are based on appropriate percentage multiples of the 1980 CSO. These mortality tables are sex distinct.

MONTHLY ADMINISTRATIVE EXPENSE CHARGE

Nationwide deducts a monthly administrative expense charge to cover its actual administrative expense. This charge reimburses Nationwide for certain actual expenses related to maintenance of the policies including underwriting, accounting and record keeping, and periodic reporting to policy owners. The monthly administrative expense charge is equal to an annual rate of 0.30% multiplied by the policy's cash value. On a current basis, for policy years eleven (11) and later, this monthly charge is anticipated to be reduced to an annual rate of 0.15% multiplied by the cash value, provided the cash surrender value is greater than or equal to $100,000. This monthly charge is subject to a $10 per month minimum. (In the State of New York this charge is calculated at an annual rate of 0.30% in all years and may not exceed $7.50 per month).

PREMIUM EXPENSE CHARGE

During the first ten policy years, a monthly deduction is taken from cash value to compensate for certain taxes incurred by Nationwide. This deduction reimburses Nationwide for administrative expenses on an aggregate basis including premium taxes imposed by various state and local jurisdictions and for federal taxes imposed under Section 848 of the Internal Revenue Code. The premium expense charge is equal to an annual rate of 0.50% multiplied by the policy 's cash value.

Generally, these tax expenses to Nationwide consist of two components:

1.   a state premium tax rate equal to an annual rate of 0.30%; and

2.   a federal tax rate equal to an annual rate of 0.20%.

Nationwide expects to pay an average state premium tax of approximately 2.5% of premiums for all states.

Nationwide does not expect to make a profit from this charge.

MORTALITY AND EXPENSE RISK CHARGE

Nationwide assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the policies is that the insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the policies may be greater than expected. In addition, Nationwide assumes risk associated with the non-recovery of policy issue, underwriting and other administrative expenses due to policies that lapse or are surrendered in the early policy years.

Nationwide deducts the mortality and expense risk charge from the variable account on a daily basis. Mortality and expense risk deductions are charged proportionally to the cash value in each sub-account. The mortality and expense risk charge compensates Nationwide for assuming risks associated with mortality and administrative costs. The charge is equal to an annual rate of 0.90% multiplied by the cash value attributable to the variable account. Policy owners receive quarterly and annual statements, advising policy owners of the cancellation of accumulation units for mortality and expense risk charges.

Nationwide may realize a profit from these charges.

SURRENDER CHARGES

Nationwide deducts a surrender charge from the cash value of any policy surrendered during the first nine years. The surrender charge is comprised of two components:

o    a sales surrender charge, and

o    a premium tax surrender charge.

The sales component reimburses Nationwide for expenses incurred in distribution of the policies, including commissions paid on the sale of the policies and a portion of premium taxes incurred by Nationwide. Approximately 75% of the total surrender charges are for the recovery of sales expenses and 25% for the recovery of premium taxes. In no event will the sales surrender charge exceed 7.5% of the total premium payments.

Nationwide does not expect to profit from these surrender charges.

REDUCTION OF CHARGES

Maximum surrender charges are shown in the following table:

        COMPLETED POLICY YEARS    SURRENDER CHARGE AS A
                                    PERCENT OF INITIAL
                                     PREMIUM PAYMENT

                 0                       10.0%

                 1                       10.0

                 2                        9.0

                 3                        8.0

                 4                        7.0

                 5                        6.0

                 6                        5.0

                 7                        4.0

                 8                        3.0

                 9+                       0.0

Nationwide may reduce or eliminate the sales surrender charge where the policy is issued to an officer, director, former director, partner, employee or retired employee of Nationwide, or an employee of Nationwide Advisory Services, Inc. ("NAS") or an employee of an affiliate of Nationwide or NAS, or a duly appointed representative of Nationwide who receives no commission as a result of the purchase. Elimination of the sales surrender charge is permitted only if Nationwide does not incur sales expenses normally associated with sales of a policy . In no event will elimination of the sales surrender charge be permitted if to do so would be unfairly discriminatory to any person.

INCOME TAX

No charge is assessed to policy owners for income taxes incurred by Nationwide as a result of the operations of the sub-accounts. However, Nationwide reserves the right to assess a charge for income taxes against the variable account if income taxes are incurred. Unrecovered expenses are borne by Nationwide's general assets which may include profits, if any, from the monthly mortality and expense risk charges (see "Monthly Deductions"). Certain surrenders may result in adverse tax consequences (see "Tax Matters").

SURRENDERING THE POLICY FOR CASH

SURRENDER (REDEMPTION)

Policies may be surrendered for the cash surrender value any time while the insured is living. The cancellation will be effective as of the date Nationwide receives the policy accompanied by a signed, written request for cancellation. Nationwide may require the policy owner's signature to be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan, which is a member of the Federal Deposit Insurance Corporation. In some cases, Nationwide may require additional documentation of a customary nature.

Cash Surrender Value

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account and the daily crediting of interest in the fixed account and the policy loan account.

The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender and the policy, minus any charges, indebtedness or other deductions due on that date, which may also include a surrender charge.

Partial Surrenders

After the policy has been in force for five years, the policy owner may request a partial surrender.

Partial surrenders are permitted if they satisfy the following requirements:

1) the request must be in writing and signed by the policy owner or the policy owner's authorized representative;

2)   the minimum amount withdrawn must be at least $500;

3) the maximum partial surrender not subject to surrender charges is limited to the maximum of:

     (i)  10% of the total premium payments; and

     (ii) 100% of cumulative earnings (cash value minus total premium payments less any policy indebtedness);

4) the partial surrender must not reduce the cash surrender value below $10,000; and

5) after the partial surrender, the policy must continue to qualify as life insurance.

When a partial surrender is made, the cash value will be reduced by the amount of the partial surrender. Further, the specified amount will be reduced by the amount of the partial surrender unless the death benefit is based on the applicable percentage of the cash value. In that case, the partial surrender decreases the specified amount by the amount the partial surrender exceeds the difference between the death benefit and the specified amount. Partial surrender amounts are deducted from the sub-accounts. Deductions are taken from the fixed account only if insufficient values are available in the sub-accounts. No surrender charges are assessed against eligible partial surrenders. Certain partial surrender may result in currently taxable income and tax penalties.

INCOME TAX WITHHOLDING

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold. If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax. Policy owners should consult a tax adviser.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

     (1)  the value each year of the life insurance protection provided;

     (2)  an amount equal to any employer-paid premiums; or

     (3) some or all of the amount by which the current value exceeds the employer's interest in the policy.

Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

VARIATION IN CASH VALUE

On any date during the policy year, the cash value equals the cash value on the preceding valuation date plus any net premium applied since the previous valuation date, minus any partial surrenders plus or minus any investment results, minus any surrender charge for decreases in specified amount, and less any policy charges.

There is no guaranteed cash value. The cash value will vary with the investment experience of the variable account and/or the daily crediting of interest in the fixed account and policy loan account depending on the allocation of cash value by the policy owner.

ERROR IN AGE OR SEX


If the age or sex of the insured has been misstated, the death benefit and cash value will be adjusted.

POLICY PROVISIONS

POLICY OWNER

While the insured is living, all rights in this policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a contingent policy owner or a new policy owner while the insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded. Nationwide may require that the policy be submitted for endorsement before making a change.

If the policy owner is other than the insured and names no contingent policy owner, and dies before the insured, the policy owner's rights in this policy belong to the policy owner's estate.


BENEFICIARY

The beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a new beneficiary while the insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded.

If any beneficiary predeceases the insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. Multiple beneficiaries will be paid in equal shares, unless otherwise provided. If no named beneficiary survives the insured, the death proceeds will be paid to the policy owner or the policy owner's estate.

OPERATION OF THE POLICY

ALLOCATION OF NET PREMIUM AND CASH VALUE

Nationwide allocates premium payments to sub-accounts or the fixed account, as instructed by policy owners. Shares of the underlying mutual funds allocated to the sub-accounts are purchased at net asset value, than converted into accumulation units. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%. Future premium allocations may be changed by giving written notice to Nationwide.

Premiums allocated to sub-accounts on the application will be allocated to the NSAT-Money Market Fund during the period that a policy owner can cancel the policy, unless specific state require premiums to be allocated to the fixed account. At the expiration of this cancellation period, these premiums are used to purchase shares of the underlying mutual funds specified by the policy owner at net asset value for the respective sub-account(s).

The policy owner may change the allocation of net premiums or may transfer cash value from one sub-account to another. Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus. Net premiums allocated to the fixed account at the time of application may not be transferred from the fixed account prior to the first policy anniversary (see "Transfers").

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The accumulation unit value for a valuation period is determined by multiplying the accumulation unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period. Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

NET INVESTMENT FACTOR

The net investment factor for any valuation period is determined by dividing (a) by (b) where:

(a)    is:

       (1) the net asset value per share of the underlying mutual fund held in the sub-account as of the end of the current valuation period; and

       (2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the "ex-dividend" date occurs during the current valuation period).

(b) is the net asset value per share of the underlying mutual fund determined as of the end of the immediately preceding valuation period.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease. Currently, Nationwide does not maintain a tax reserve with respect to the policies since income with respect to the underlying mutual funds is not taxable to Nationwide or the variable account. Nationwide reserves the right to adjust the calculation of the net investment factor to reflect a tax reserve should such income of other items become taxable to Nationwide. It should be noted that changes in the net investment factor may not be directly proportional to changes in the net asset value of underlying mutual fund shares, because of the deduction for mortality and expense risk charge, and any charge or credit for tax reserves.

DETERMINING THE CASH VALUE

The cash value is the sum of the value of all variable account accumulation units attributable to the policy plus amounts credited to the fixed account and the policy loan account.

The number of accumulation units credited to each sub-account is determined by dividing the net amount allocated to the sub-account by the accumulation unit value for the sub-account for the valuation period during which the premium is received by Nationwide. In the event part or all of the cash value is surrendered or charges or deductions are made against the cash value, an appropriate number of accumulation units from the variable account and an appropriate amount from the fixed account will be deducted in the same proportion that the policy owner's interest in the variable account and the fixed account bears to the total cash value.

The cash value in the fixed account and the policy loan account is credited with interest daily at an effective annual rate which Nationwide periodically declares. The annual effective rate will never be less than 3%. (For a description of the annual effective credited rates, see "The Fixed Account" and "Policy Loans.") Upon request, Nationwide will inform the policy owner of the then applicable rates for each account.

TRANSFERS

Policy owners can transfer allocations without penalty or adjustment subject to the following conditions:

     o Nationwide may restrict transfers to the fixed account to 25% of the cash value.

     o After the first policy anniversary the policy owner may transfer up to 100% of the cash value in the variable account to the fixed account.

     o Nationwide may limit the amount of cash value transferred out of the fixed account each year.

     o Transfers from the fixed account must be made within 30 days from the end of interest rate guarantee period.

     o    Transfers among sub-accounts can be made once per valuation date.

Transfer Requests

Nationwide will accept transfer requests in writing or over the telephone. Nationwide will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following instructions it reasonably determined to be genuine. Nationwide may withdraw the telephone exchange privilege upon 30 days written notice to policy owners.

Market-Timing Firms

Some policy owners may use market-timing firms or other third parties to make transfers on their behalf. Generally, in order to take advantage of perceived market trends, market- timing firms will submit transfer requests on behalf of multiple policy owners at the same time. Sometimes this can result in unusually large transfers of funds. These large transfers might interfere with the ability of Nationwide or the underlying mutual fund to process transactions. This can potentially disadvantage policy owners not using market-timing firms. To avoid this, Nationwide may modify the transfer rights of policy owners who use market-timing firms (or other third parties) to initiate transfers on their behalf.

The transfer rights of individual policy owners will not be modified in any way when instructions are submitted directly by the policy owner, or by the policy owner's representative (as authorized by the execution of a valid Nationwide Limited Power of Attorney Form).

To protect policy owners, Nationwide may refuse transfer requests:

     o submitted by any agent acting under a power of attorney on behalf of more than one policy owner; or

     o submitted on behalf of individual policy owners who have executed pre-authorized exchange forms which are submitted by market-timing firms (or other third parties) on behalf of more than one policy owner at the same time.

     o Nationwide will not restrict transfer rights unless Nationwide believes it to be necessary for the protection of all policy owners.

RIGHT TO REVOKE

A policy owner may cancel the policy by returning it by the latest of:

o        10 days after receiving the policy;

o        45 days after signing the application; or

o        10 days after Nationwide delivers a Notice of Right of Withdrawal.

The policy can be mailed to the registered representative who sold it, or directly to Nationwide.

Returned policies are deemed void from the beginning. Nationwide will refund the amount prescribed by the state in which the policy was issued within seven days after it receives the policy. This right varies by state.

POLICY LOANS

TAKING A POLICY LOAN

A policy owner may take a policy loan at any time using the policy as security. During the first year, maximum policy indebtedness is limited to 50% of cash value minus surrender charges. Thereafter, maximum policy indebtedness is limited to 90% of cash value minus surrender charges. Nationwide will not grant a loan for less than $1,000 ($200 in Connecticut, $250 in Oregon, $500 in New Jersey and New York). Policy indebtedness will be deducted from the death benefit, the cash surrender value upon surrender, and the maturity proceeds.

Any request for a policy loan must be in written form. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan which is a member of the

Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties.

A policy owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the policy from lapsing.

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the variable account to the policy loan account. If the assets relating to a policy are held in more than one sub-account, withdrawals from sub-accounts will be made in proportion to the assets in each sub-account at the time of the loan. Policy loans will be transferred from the fixed account only when sufficient amounts are not available in the sub-accounts.

The amount taken out of the variable account will not be affected by the variable account's investment experience while the loan is outstanding.

INTEREST

Amounts transferred to the policy loan account will earn interest daily from the date of transfer.

Total policy indebtedness is composed of two components:

o    preferred loans; and

o    regular loans.

The policy loan account is considered preferred to the extent it is less than or equal to the cash value minus the result of: the premiums excluding any 1035 language amount paid less any withdrawals not taxed as distributions plus any loans previously taxed as distributions plus any amounts reported to Nationwide as cost basis attributable to exchanges under Section 1035 of the Internal Revenue Code. Additional loaned amounts will be treated as regular loans.

Preferred and regular loan amounts will be determined once a year, or any time a new loan is requested. Currently, preferred indebtedness will be credited interest daily at an annual effective rate of 6%. Regular indebtedness will be credited interest daily at an annual effective rate of 4%. The credited rate for all policy indebtedness is guaranteed never to be lower than 4%. This earned interest is transferred from the policy loan account to the variable account or the fixed account on each policy anniversary, at any time a new loan is requested or at the time of loan repayment. It will be allocated according to the fund allocation factors in effect at the time of the transfer.

The loan interest rate is 6% per year for all policy indebtedness. Interest is charged daily and is payable at the end of each policy year as well as at any time a new loan is requested. Unpaid interest will be added to the existing policy indebtedness as of the due date and will be charged interest at the same rate as the rest of the indebtedness.

Whenever the total loan indebtedness plus accrued interest exceeds the cash value less any surrender charges, Nationwide will send a notice to the policy owner and the assignee, if any. The policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total loan indebtedness plus accrued interest to an amount equal to the total cash value less any surrender charges plus an amount sufficient to continue the policy in force for 3 months.


EFFECT ON DEATH BENEFIT AND CASH VALUE

A policy loan, whether or not repaid, will have a permanent effect on the death benefit and cash value because the investment results of the variable account or the fixed account will apply only to the non-loaned portion of the cash value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the variable account or the fixed account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the indebtedness may be repaid at any time while the policy is in force during the insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the sub-accounts and the fixed account in proportion to the policy owner's underlying mutual fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $1,000. Nationwide reserves the right to require that any loan repayments resulting from policy loans transferred from the fixed account must be first allocated to the fixed account.

ASSIGNMENT

While the insured is living, the policy owner may assign his or her rights in the policy. The assignment must be in writing, signed by the policy owner and recorded at Nationwide's home office. Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment. Assignments are subject to any indebtedness owed to Nationwide before being recorded.

POLICY OWNER SERVICES

DOLLAR COST AVERAGING

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from certain sub-accounts and the fixed account into other sub-accounts. Policy owners may participate in this program if their policy value is at least $15,000. Nationwide does not guarantee that this program will result in profit or protect policy owners from loss.

Policy owners direct Nationwide to automatically transfer specified amounts from the fixed account and the following underlying mutual fund options: Fidelity VIP High Income Portfolio; NSAT Government Bond Fund; NSAT Money Market Fund; and the Neuberger Berman AMT-Limited Maturity Bond Portfolio.

The minimum monthly transfer is $100. Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the policy owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs. Nationwide reserves the right to assess a processing fee for this service.

DEATH BENEFIT INFORMATION

CALCULATION OF THE DEATH BENEFIT

The specified amount is the dollar amount used to determine the amount of the death benefit. Generally, the initial specified amount is greater for females than for males. The specified amount is shown on the policy data page.

At issue, the specified amount is determined by treating the initial premium as equal to 100% of the Guideline Single Premium. The Guideline Single Premium represents the single premium required to mature the policy under guaranteed mortality and expense charges, and an interest rate of 6%. The Guideline Single Premium varies by attained age, sex, underwriting classification, and total premium payments. The following table illustrates representative initial specified amounts:

                    $10,000 SINGLE PREMIUM         $25,000 SINGLE PREMIUM          $50,000 SINGLE PREMIUM
     ISSUE
      AGE            MALE          FEMALE           MALE           FEMALE           MALE           FEMALE
      35           $62,031         $76,231        $155,077        $190,577        $310,154        $381,154
      40            49,883          61,337         124,707         153,343         249,413         306,685
      45            40,437          49,825         101,093         124,562         202,186         249,124
      50            33,079          40,742          82,698         101,854         165,397         203,708
      55            27,358          33,531          68,396          83,828         136,791         167,655
      60            22,964          27,734          57,410          69,335         114,821         138,671
      65            19,579          23,052          48,948          57,631          97,895         115,261

While the policy is in force, the death benefit will never be less than the specified amount or the Applicable Percentage of cash value. The death benefit may vary with the cash value of the policy, which depends on investment performance. The amount of death benefit will ordinarily not change for several years to reflect investment performance and may not change at all. If investment performance is favorable, the amount of death benefit may increase. The Applicable Percentage of Cash Value varies by attained age.


                                    APPLICABLE PERCENTAGE OF CASH VALUE FACTORS

     ATTAINED         PERCENTAGE         ATTAINED        PERCENTAGE         ATTAINED        PERCENTAGE
       AGE           OF CASH VALUE         AGE          OF CASH VALUE         AGE          OF CASH VALUE

       0-40              250%               60              130%               80              105%
         41              243%               61              128%               81              105%
         42              236%               62              126%               82              105%
         43              229%               63              124%               83              105%
         44              222%               64              122%               84              105%
         45              215%               65              120%               85              105%
         46              209%               66              119%               86              105%
         47              203%               67              118%               87              105%
         48              197%               68              117%               88              105%
         49              191%               69              116%               89              105%
         50              185%               70              115%               90              105%
         51              178%               71              113%               91              104%
         52              171%               72              111%               92              103%
         53              164%               73              109%               93              102%
         54              157%               74              107%               94              101%
         55              150%               75              105%               95              101%
         56              146%               76              105%               96              101%
         57              142%               77              105%               97              101%
         58              138%               78              105%               98              101%
         59              134%               79              105%               99              101%
                                                                              100              100%

PROCEEDS PAYABLE ON DEATH

The actual death proceeds payable on the insured's death will be the death benefit as described above, less any policy indebtedness and less any unpaid policy charges. Under certain circumstances, the death proceeds may be adjusted (see "Incontestability," "Error in Age or Sex," and "Suicide").

INCONTESTABILITY

Nationwide will not contest payment of the death proceeds after the policy has been in force during the insured's lifetime for 2 years from the policy date.

SUICIDE

If the insured dies by suicide, while sane or insane, within two years from the policy date, Nationwide will pay no more than the sum of the premiums paid, less any indebtedness and less any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, Nationwide will pay no more than the amount paid for the additional benefit.

MATURITY PROCEEDS

The maturity date is the policy anniversary on or next following the insured's 100th birthday. If the policy is still in force, maturity proceeds are payable to the policy owner on the maturity date. Maturity proceeds are equal to the amount of the policy's cash value, less any indebtedness.

RIGHT OF CONVERSION

Within 2 years of the policy date, the policy owner may make an irrevocable, one time election to transfer all sub-account cash values to the fixed account. This right is subject to state availability.

GRACE PERIOD

If the cash surrender value is insufficient to pay monthly policy charges or policy loan interest, a grace period of 61 days is allowed for payment. Nationwide will notify the policy owner of the amount needed to keep the policy in force. If this amount is not received by Nationwide within 61 days of the notice, the policy will lapse without value. If the insured dies during this grace period, Nationwide will pay the death proceeds.

REINSTATEMENT

If the grace period ends and the policy owner has neither paid the required premium nor surrendered the policy for its cash surrender value, the policy owner may reinstate the policy by:

     1. submitting a written request at any time within 3 years after the end of the grace period and prior to the maturity date;

     2.   providing evidence of insurability satisfactory to Nationwide;

     3. paying sufficient premium to cover all policy charges that were due and unpaid during the grace period;

     4. paying additional premiums equal to at least 3 times the guaranteed cost of insurance charges; and

     5. paying or reinstating any indebtedness against the policy which existed at the end of the grace period.

The effective date of a reinstated policy will be the monthly anniversary day on or next following the date the application for reinstatement is approved by Nationwide. If the policy is reinstated, the cash value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the appropriate surrender charge.

This surrender charge is based on the length of time from the date of premium payments to the effective date of reinstatement. Unless the policy owner has provided otherwise, the allocation of the amount of surrender charge, additional premium payments, and any loan repayments will be based on the underlying mutual fund allocation factors in effect at the start of the grace period.

Amounts allocated to underlying mutual funds at the start of the grace period will be reinstated, unless the policy owner provides otherwise.

TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are excludable from gross income of the beneficiary under Section 101 of the Internal Revenue Code.

Section 7702A of the Internal Revenue Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Internal Revenue Code states that taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals) are subject to federal income taxes in a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Internal Revenue Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59-1/2 or disabled or the distribution is part of an annuity to the policy owner as defined in the Internal Revenue Code.

Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual", as that term is defined in the Internal Revenue Code, are excludable from gross income.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. Nationwide will monitor premiums paid and will notify the policy owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Internal Revenue Code.

In addition to meeting the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts such as the variable account be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or Nationwide pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.

If the failure to diversify is not corrected in this manner, the policy owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.

A total surrender or cancellation of the policy by lapse or the maturity of the policy on its Maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy Indebtedness exceeds the premiums paid into the policy, the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

WITHHOLDING

Distributions of income from a modified endowment contract are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is 31% of the income that is distributed and will arise if no Taxpayer Identification Number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.

FEDERAL ESTATE AND GENERATION-SKIPPING TRANSFER TAXES

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 1999, an estate of less than $625,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy. Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Treasury Department, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisors regarding these taxes.

NON-RESIDENT ALIENS

Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual Taxpayer Identification Number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual Taxpayer Identification Number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includible in the recipient's gross income for United States federal income tax purposes, any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no Taxpayer Identification Number, or an incorrect Taxpayer Identification Number, is provided.

State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

TAXATION OF NATIONWIDE

Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.

Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The foregoing discussion, which is based on Nationwide's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If the policy owner, insured, beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the death proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advise, and should not take the place of your independent legal, tax and/or financial adviser.

LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women. Thus the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

YEAR 2000 COMPLIANCE ISSUES

Nationwide has developed and implemented a plan to address issues related to the Year 2000. The problem relates to many existing computer systems using only two digits to identify a year in a date field. These systems were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer systems could fail or create erroneous results when processing information dated after December 31, 1999. Like many organizations, Nationwide is required to renovate or replace many computer systems so that the systems will function properly after December 31, 1999.

Nationwide has completed an inventory and assessment of all computer systems and has implemented a plan to renovate or replace all applications that were identified as not Year 2000 compliant. Nationwide has renovated all applications that required renovation. Testing of the renovated programs included running each application in a Year 2000 environment and was completed as planned during 1998. For applications being replaced, Nationwide had all replacement systems in place and functioning as planned by year-end 1998. Conversions of existing traditional life policies will continue through second quarter, 1999. In addition, the shareholder services system that support our mutual fund products will be fully deployed in the first quarter of 1999.

Nationwide has completed an inventory and assessment of all vendor products and has tested and certified that each vendor product is Year 2000 compliant. Any vendor products that could not be certified as Year 2000 compliant were replaced or eliminated in 1998.

Nationwide has also addressed issues associated with the exchange of electronic data with external organizations. Nationwide has completed an inventory and assessment of all business partners including electronic interfaces. Processes have been put in place and programs initiated to process data irrespective of the format by converting non-compliant data into a Year 2000 compliant format.

Systems supporting Nationwide's infrastructure such as telecommunications, voice and networks will be compliant by March 1999. Nationwide's assessment of Year 2000 issues has also included non-information technology systems with embedded computer chips. Nationwide's building systems such as fire, security, elevators and escalators supporting facilities in Columbus, Ohio have been tested and are Year 2000 compliant.

In addition to resolving internal Year 2000 readiness issues, Nationwide is surveying significant external organizations (business partners) to assess if they will be Year 2000 compliant and be in a position to do business in the Year 2000 and beyond. Specifically, Nationwide has contacted mutual fund organizations that provide funds for our variable annuity and life products. The same action will continue during the first quarter of 1999 with wholesale producers. Nationwide continues its efforts to identify external risk factors and is planning to develop contingency plans as part of its ongoing risk management strategy.

Operating expenses in 1998 and 1997 included approximately $44.7 million and $45.4 million, respectively, for technology projects, including costs related to Year 2000. Nationwide anticipates spending approximately $5 million on Year 2000 activities in 1999. These expenses have no affect on the assets of the variable account and are not charged through to the policy owner.

Management does not anticipate that the completion of Year 2000 renovation and replacement activities will result in a reduction in operating expenses. Rather, personnel and resources currently allocated to Year 2000 issues will be assigned to other technology-related projects.

STATE REGULATION

Nationwide is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Nationwide for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Nationwide's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Nationwide's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Nationwide is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

REPORTS TO POLICY OWNERS

Nationwide will mail to the policy owner at the last known address of record:

o an annual statement containing: the amount of the current death benefit, cash value, cash surrender value, premiums paid, monthly charges deducted, amounts invested in the fixed account and the sub-accounts, and policy indebtedness;

o annual and semi-annual reports containing all applicable information and financial statements or their equivalent, which must be sent to the underlying mutual fund beneficial shareholders as required by the rules under the Investment Company Act of 1940 for the variable account; and

o statements of significant transactions, such as changes in specified amount, changes in death benefit options, changes in future premium allocations, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

Nationwide is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the investment experience or financial strength of the variable account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

The general distributor, Nationwide Advisory Services, Inc. is not engaged in any litigation of any material nature.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

In February 1997, Nationwide was named as a defendant in a lawsuit filed in New York state court related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide Life Insurance Company). In April 1998, Nationwide was named as a defendant in a lawsuit filed in Ohio state court similar to the Snyder case (David and Joan Mishler v. Nationwide Life Insurance Company). In August 1998, Nationwide Mutual Insurance Company and Nationwide and the plaintiffs executed a stipulation of settlement and submitted it to the New York state court for approval. On August 20, 1998, the court in the Snyder case signed an order preliminarily approving a class for settlement purposes (which would include the Mishler case) and scheduled a fairness hearing for December 17, 1998. At the hearing, the court reviewed the fairness and reasonableness of the proposed settlement and issued a final order and judgment. The approved settlement provides for dismissal of both the Snyder and Mishler cases, bars class members from pursuing litigation against Nationwide Mutual Insurance Company and its affiliates, including Nationwide and its subsidiaries, relating to the allegations in the Snyder case, and provides class members with a potential value of approximately $100 million in policy adjustments, discounted premiums and discounted products.

In November 1997, two plaintiffs, one who was the owner of a variable life insurance policy and the other who was the owner of a variable annuity contract, commenced a lawsuit in a federal court in Texas against Nationwide and the American Century group of defendants (Robert Young and David D. Distad v. Nationwide Life Insurance Company et al.). In this lawsuit, plaintiffs seek to represent a class of variable life insurance policy owners and variable annuity contract owners whom they claim were allegedly misled when purchasing these variable contracts into believing that the performance of their underlying mutual fund option managed by American Century, whose shares may only be purchased by insurance companies, would track the performance of a mutual fund, also managed by American Century, whose shares are publicly traded. The amended complaint seeks unspecified compensatory and punitive damages. On April 27, 1998, the district court denied, in part, and granted, in part, Nationwide and American Century's motions to dismiss the complaint. The remaining claims against Nationwide allege securities fraud, common law fraud, civil conspiracy and breach of contract. On December 2, 1998, the district court issued an order denying plaintiffs' motion for class certification. On December 10, 1998, the district court stayed the lawsuit pending plaintiffs' petition to the federal appeals court for interlocutory review of the order denying class certification. On December 14, 1998, plaintiffs filed their petition for interlocutory review, on which the federal appeals court has not yet ruled. Nationwide intends to defend the case vigorously.

On October 29, 1998, Nationwide and certain of its subsidiaries were named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). The plaintiff in such lawsuit seeks to represent a national class of Nationwide's customers and seeks unspecified compensatory and punitive damages. Nationwide currently is evaluating this lawsuit, which has not been certified as a class. Nationwide intends to defend this lawsuit vigorously.

There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on Nationwide in the future.

EXPERTS

The audited financial statements have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable account, Nationwide, and the policies offered hereby. Statements contained in this prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

LEGAL OPINIONS

Legal matters in connection with the policies described herein are being passed upon by Dietrich, Reynolds & Koogler, LLP One Nationwide Plaza, Columbus, Ohio 43215. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

DISTRIBUTION OF THE POLICIES

The policies will be sold by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD").


The policies will be distributed by the general distributor, Nationwide Advisory Services, Inc. ("NAS"). NAS was organized as an Ohio corporation on April 8, 1965. NAS is a wholly owned subsidiary of Nationwide and a member of the NASD.


NAS acts as general distributor for the following separate accounts, all of which are separate investment accounts of Nationwide or its affiliates:


     o    Nationwide Multi-Flex Variable Account
     o    Nationwide DCVA-II
     o    Nationwide Variable Account-II
     o    Nationwide VLI Separate Account-3
     o    Nationwide VLI Separate Account-4
     o    Nationwide VLI Separate Account-5
     o    Nationwide Variable Account
     o    Nationwide Variable Account-5
     o    Nationwide Variable Account-6
     o    Nationwide Variable Account-9
     o    Nationwide Variable Account-10
     o    Nationwide VA Separate Account-A
     o    Nationwide VA Separate Account-B
     o    Nationwide VA Separate Account-C
     o    Nationwide VL Separate Account-A
     o    Nationwide VL Separate Account-B
     o    Nationwide VL Separate Account-C
     o    Nationwide VL Separate Account-D.

NAS also acts as principal underwriter for the following open-end management investment companies:

     o    Nationwide Mutual Funds;
     o    Nationwide Separate Account Trust; and
     o    Nationwide Asset Allocation Trust.


Gross commissions paid by Nationwide on the sale of these policies plus fees for marketing services are not more than 6.75% of the premiums paid.

NATIONWIDE ADVISORY SERVICES, INC. DIRECTORS AND OFFICERS

NAME AND                                                                POSITIONS AND OFFICES
BUSINESS ADDRESS                                                           WITH UNDERWRITER

Joseph J. Gasper                                                        President and Director
One Nationwide Plaza
Columbus, OH  43215

Dimon R. McFerson                                                            Chairman and
One Nationwide Plaza                                             Chief Executive Officer and Director
Columbus, OH  43215

Robert A. Oakley                                              Executive Vice President - Chief Financial
One Nationwide Plaza                                                     Officer and Director
Columbus, OH  43215

Paul J. Hondros                                                                Director
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                                                                Director
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.                                      Executive Vice President - Chief Investment
One Nationwide Plaza                                                     Officer and Director
Columbus, OH 43215

Edwin P. Mc Causland, Jr.                                         Senior Vice President-Fixed Income
One Nationwide Plaza                                                          Securities
Columbus, OH 43215

Charles S. Bath                                                      Vice President - Investments
One Nationwide Plaza
Columbus, OH  43215

Dennis W. Click                                                      Vice President and Secretary
One Nationwide Plaza
Columbus, OH  43215

William G. Goslee                                                           Vice President
One Nationwide Plaza
Columbus, OH  43215

James F. Laird, Jr.                                                   Vice President and General
One Nationwide Plaza                                                           Manager
Columbus, OH  43215

Joseph P. Rath                                                  Vice President - Office of Product and
One Nationwide Plaza                                                      Market Compliance
Columbus, OH 43215

Alan A. Todryk                                                        Vice President - Taxation
One Nationwide Plaza
Columbus, OH  43215

Christopher A. Cray                                                           Treasurer
One Nationwide Plaza
Columbus, OH 43215

NAME AND                                                                POSITIONS AND OFFICES
BUSINESS ADDRESS                                                           WITH UNDERWRITER

Elizabeth A. Davin                                                       Assistant Secretary
One Nationwide Plaza
Columbus, OH 43215

David E. Simaitis                                                        Assistant Secretary
One Nationwide Plaza
Columbus, OH 43215

Patricia J. Smith                                                        Assistant Secretary
One Nationwide Plaza
Columbus, OH 43215

ADDITIONAL INFORMATION ABOUT NATIONWIDE

The life insurance business, including annuities, is the only business in which Nationwide is engaged.

Nationwide markets its policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

Nationwide serves as depositor for the following separate accounts each of which is a registered investment company:

     o    Nationwide Variable Account,
     o    Nationwide Variable Account-II,
     o    Nationwide Variable Account-3,
     o    Nationwide Variable Account-4,
     o    Nationwide Variable Account-5,
     o    Nationwide Variable Account-6,
     o    Nationwide Fidelity Advisor Variable Account,
     o    Nationwide Variable Account-9,
     o    Nationwide Variable Account-10,
     o    MFS Variable Account,
     o    Nationwide Multi-Flex Variable Account,
     o    Nationwide VLI Separate Account,
     o    Nationwide VLI Separate Account-2,
     o    Nationwide VLI Separate Account-3,
     o    Nationwide VLI Separate Account-4,
     o    Nationwide VLI Separate Account-5,
     o    NACo Variable Account, and the
     o    Nationwide DC Variable Account.

Nationwide, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

Nationwide operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies. As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, Nationwide shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

Nationwide does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. Nationwide shares Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.


Company Management

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise Nationwide. The companies listed above have substantially common boards of directors and officers.

Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide Life Insurance Company. NFS serves as a holding company for other financial institutions. Nationwide Life Insurance Company is the sole owner of Nationwide Life and Annuity Insurance Company.

Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of Nationwide. Messrs. McFerson, Gasper, Woodward, and Ms. Thomas are also trustees of one or more of the registered investment companies distributed by Nationwide Advisory Services, a registered broker-dealer affiliated with the Nationwide.

DIRECTORS OF NATIONWIDE

   DIRECTORS OF THE DEPOSITOR NAME AND        POSITIONS AND OFFICES
        PRINCIPAL BUSINESS ADDRESS                WITH DEPOSITOR                       PRINCIPAL OCCUPATION

Lewis J. Alphin                                      Director           Farm Owner and Operator (1)
519 Bethel Church Road
Mount Olive, NC 28365

A. I. Bell                                           Director           Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701

Kenneth D. Davis                                     Director           Farm Owner and Operator (1)
7229 Woodmansee Road
Leesburg, OH 45135

Keith W. Eckel                                       Director           Partner, Fred W. Eckel Sons; President, Eckel
1647 Falls Road                                                         Farms, Inc. (1)
Clarks Summit, PA 18411

Willard J. Engel                                     Director           Retired General Manager, Lyon County Co-operative
301 East Marshall Street                                                Oil Company (1)
Marshall, MN 44691

Fred C. Finney                                       Director           Owner and Operator, Moreland Fruit Farm; Operator,
1558 West Moreland Road                                                 Melrose Orchard (1)
Wooster, OH 44691

Joseph J. Gasper                            President and Chief         President and Chief Operating Officer, Nationwide
One Nationwide Plaza                        Operating Officer and       Life Insurance Company and Nationwide Life
Columbus, OH 43215                          Director                    Insurance Company (2)

Dimon R. McFerson                           Chairman and Chief          Chairman and Chief Executive Officer- (2)
One Nationwide Plaza                        Executive Officer and
Columbus, OH 43215                          Director

David O. Miller                             Chairman of the Board and   President, Owen Potato Farm, Inc.; Partner, M&M
115 Sprague Drive                           Director                    Enterprises (1)
Hebron, OH 43025

Yvonne L. Montgomery                                 Director           Senior Vice President-General Manager Southern
Suite 1600                                                              Customer Operations for U.S. Customer Operations,
2859 Paces Ferry Road                                                   Xerox Corporation (2)
Atlanta, GA 30339

Ralph M. Paige                                       Director           Executive Director
2769 Church Street                                                      Federation of Southern Cooperatives/Land
East Point, Ga 30344                                                    Assistance Fund

James F. Patterson                                   Director           Vice President, Pattersons, Inc.; President,
8765 Mulberry Road                                                      Patterson Farms, Inc. (1)
Chesterland, OH 44026

Arden L. Shisler                                     Director           President   and  Chief   Executive   Officer,   K&B
1356 North Wenger Road                                                  Transport, Inc. (1)
Dalton, OH 44618

Robert L. Stewart                                    Director           Owner and Operator Sunnydale Farms and Mining (1)
88740 Fairview Road
Jewett, OH 43986

Nancy C. Thomas                                      Director           Farm Owner and Operator, Da-Ma-Lor Farms (1)
1733A Westwood Avenue
Alliance, OH 44601

     (1)  Principal occupation for last 5 years.

     (2) Prior to assuming this current position, held other executive management positions with the same or affiliated companies.

Each of the directors is a director of the other major insurance affiliates of Nationwide, except Mr. Gasper who is a director only of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.

Messrs. McFerson, Miller, Patterson and Shisler are directors of Nationwide Financial Services, Inc. Mr. McFerson and Ms. Thomas are trustees of Nationwide Mutual Funds, a registered investment company. Messrs. McFerson, Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies. Mr. McFerson is trustee of Nationwide Mutual Funds, a registered investment company. Mr. Engel is a director of Western Cooperative Transport.


EXECUTIVE OFFICERS OF NATIONWIDE

OFFICERS OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS               OFFICES OF THE DEPOSITOR

Dennis W. Click                                   Vice President - Secretary
One Nationwide Plaza
Columbus, OH 43215

Robert A. Oakley                                  Executive Vice President-Chief Financial Officer
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.                           Executive Vice President-Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215

James E. Brock                                    Senior Vice President - Corporate Development
One Nationwide Plaza
Columbus, OH 43215

John R. Cook, Jr.                                 Senior Vice President - Chief Communications Officer
One Nationwide Plaza
Columbus, OH 43215

Phillip C. Gath                                   Senior Vice President and Chief Actuary - Nationwide Financial
One Nationwide Plaza                              Services
Columbus, OH 43215

Richard D. Headley                                Senior Vice President - Chief Information Technology Officer
One Nationwide Plaza
Columbus, OH 43215

Donna A. James                                    Senior Vice President - Human Resources
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                                  Senior Vice President - Sales and Financial Services
One Nationwide Plaza
Columbus, OH 43215

Doublas C. Robinette                              Senior Vice President - Marketing and Product Management
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                                   Senior Vice President - Life Company Operations
One Nationwide Plaza
Columbus, OH 43215

OFFICERS OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS               OFFICES OF THE DEPOSITOR

Bruce C. Barnes                                   Vice President - Technology Strategy and Planning
One Nationwide Plaza
Columbus, OH 43215

David A. Diamond                                  Vice President - Enterprise Controller of Nationwide Financial
One Nationwide Plaza                              Services
Columbus, OH 43215

Matthew S. Easley                                 Vice President - Investment Life Actuarial
One Nationwide Plaza
Columbus, OH 43215

R. Dennis Noice                                   Vice President Systems - Nationwide Financial Services
One Nationwide Plaza
Columbus, OH 43215

Joseph P. Rath                                    Vice President-Office of Product and Market Compliance
One Nationwide Plaza
Columbus, OH 43215

Mark R. Thresher                                  Vice President - Finance and Treasurer
One Nationwide Plaza
Columbus, OH 43215

JOSEPH J. GASPER has been President and Chief Operating Officer of Nationwide and Director since April 1996. Previously, he was Executive Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from April 1995 to April 1996. He was Senior Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from September 1993 to April 1995. Prior to that time, Mr. Gasper held numerous positions within Nationwide. Mr. Gasper has been with Nationwide for 32 years.

BRUCE C. BARNES has been Vice President - Technology Strategy and Planning since May 1998. Previously, Mr. Barnes was Vice President - Information Systems from February 1997 to May 1998. Mr. Barnes was Vice President - Life Systems from May 1996 to May 1998. Previously, he was Vice President - Investment Product Systems from April 1995 to May 1996. Prior to that time, Mr. Barnes was Vice President - Individual Investment Products/Common Systems from May 1994 to April 1995 and Associate Vice President - Individual Investment Products/Common Systems from May 1992 to May 1994. Mr. Barnes was Vice President - Information Services of PHP Benefits Systems, Inc. from January 1987 to January 1992. Mr. Barnes has been with Nationwide for 7 years.

A. I. BELL has been a Director of Nationwide since April, 1998. Mr. Bell has served as a state trustee of the Ohio Farm Bureau Federation from 1991 to 1998 and as president that last four years. He oversees the Bell family farm in Zanesville, Ohio. The farm is the hub of a multi-family swine network, in addition to grain and beef operations. Mr. Bell has represented the Ohio Farm Bureau at state and national level activities, and has traveled internationally representing Ohio agriculture. In 1995, he was introduced into The Ohio State University Department of Animal Sciences Hall of Fame.

JAMES E. BROCK has been Senior Vice President - Corporate Development since July 1997. Previously, he was Senior Vice President - Company Operations from December 1996 to July 1997 and was also Senior Vice President - Life Company Operations from April 1996 to July 1997. Mr. Brock was Senior Vice President - Investment Products Operations from November 1990 to April 1996. Prior to that time, Mr. Brock held several positions within Nationwide. Mr. Brock has been with Nationwide for 29 years.

DENNIS W. CLICK has been Vice President - Secretary since December 1997. Previously, he was Vice President - Assistant Secretary from December 1996 to December 1997. Mr. Click was Vice President - Assistant Secretary from August 1994 to December 1997. Mr. Click was Associate Vice President and Assistant Secretary from August 1989 to August 1994. Prior to that time, he held several positions within Nationwide. Mr. Click has been with Nationwide for 38 years.

JOHN R. COOK, JR. has been Senior Vice President - Chief Communications Officer since May 1997. Previously, Mr. Cook was Senior Vice President - Chief Communications Officer of USAA from July 1989 to May 1997.

KENNETH D. DAVIS has been a Director of Nationwide since April 1999. Mr. Davis has been Chairman of the Board of South Central Power Company since August 1979, and currently oversees the Davis family farm located in Leesburg, Ohio. Mr. Davis served as Director of the Farm Bureau Bancorp from October 1998 to March 1998. In addition, Mr. Davis has served in various officer positions with the Ohio Farm Bureau Federation since December 1989, with his most recent position as Trustee and President, a position he held from March 1998 to March 1999. Mr. Davis also held officer positions with the Highland County Farm Bureau from June 1997 to September 1997, including Trustee and President from September 1984 to September 1997.

DAVID A. DIAMOND has been Vice President - Enterprise Controller since August 1996.

Previously, he was Vice President - Controller from October 1993 to August 1996. Prior to that time, Mr. Diamond held several positions within Nationwide. Mr. Diamond has been with Nationwide for 10 years.

MATTHEW S. EASLEY has been Vice President - Investment Life Actuarial since June 1998. Mr. Easley was Vice President - Marketing and Administrative Services from December 1996 to June 1998. Mr. Easley was Vice President - Life Marketing and Administrative Services from May 1996 to June 1998. Mr. Easley was Vice President - Annuity and Pension Actuarial from August 1989 to May 1996. Prior to that time, Mr. Easley held several positions within Nationwide. Mr. Easley has been with Nationwide for 16 years.

KEITH W. ECKEL has been a Director of Nationwide since April 1996. Mr. Eckel is a partner of Fred W. Eckel Sons and president of Eckel Farms, Inc., in northeast Pennsylvania. He received the Master Farmer award from Penn State University in 1982. He is a former president of the Pennsylvania Farm Bureau, a position he held for 15 years, and the Lackawanna County Cooperative Extension Association. Mr. Eckel has served as a board member and executive committee member of the American Farm Bureau. He is a former vice president of the Pennsylvania Council of Cooperative Extension Associations, and former board member of the Pennsylvania Vegetable Grower's Association.

PHILIP C. GATH has been Senior Vice President - Chief Actuary since May 1998. Previously, Mr. Gath was Vice President - Product Manager - Individual Variable Annuity from July 1997 to May 1998. Mr. Gath was Vice President - Individual Life Actuary from August 1989 to July 1997. Prior to that time, Mr. Gath held several positions within Nationwide. Mr. Gath has been with Nationwide for 30 years.

RICHARD D. HEADLEY has been Senior Vice President - Chief Information Technology Officer since October 1997. Previously, Mr. Headley was Chairman and Chief Executive Officer of Banc One Services Corporation from 1992 to October 1997. From January 1975 until 1992 Mr. Headley held several positions with Banc One Corporation.

DONNA A. JAMES has been Senior Vice President - Human Resources since December 1997. Previously, she was Vice President - Human Resources from July 1996 to December 1997. Prior to that time Ms. James was Vice President Assistant to the CEO from March 1996 to July 1996. From May 1994 to March 1996 she was Associate Vice President - Assistant to the CEO. Prior to that time Ms. James held several positions within Nationwide. Ms. James has been with Nationwide for 17 years.

RICHARD A. KARAS has been Senior Vice President - Sales - Financial Services since March 1993. Previously, he was Vice President - Sales - Financial Services from February 1989 to March 1993. Prior to that time, Mr. Karas held several positions within Nationwide. Mr. Karas has been with Nationwide for 34 years.

DAVID O. MILLER has been a Director of Nationwide since November 1996. Mr. Miller has been a farm owner and land developer since 1962. He is the President of the Owen Potato Farm Inc. and is a partner of M&M Enterprises in Licking County, Ohio. He is Chairman of the Board of the Wausau Insurance Companies and serves on the board of directors of several companies of the Nationwide group. He is also a director of the National Cooperative Business Association.

YVONNE L. MONTGOMERY has been a Director since April, 1998. Ms. Montgomery is senior vice president/general manager of southern customer operations for United States Customer Operations for Xerox Corporation. A resident of Atlanta, Georgia, Ms. Montgomery oversees eight customer business units across the southern United States as well as all business and marketing functions in the regions. Ms. Montgomery joined Xerox in 1976 as a sales representative and progressed through management positions, including Vice President - Field Operations, and Executive Assistant to the Chairman and CEO.

R. DENNIS NOICE has been Vice President - Systems since April 1998. Previously, he was Vice President - Retail Operations from March 1997 to April 1998. Prior to that time, Mr. Noice was Vice President - Individual Investment Products from October 1989 to March 1997. Prior to that time, Mr. Noice held several positions within Nationwide. Mr. Noice has been with Nationwide for 27 years.

ROBERT A. OAKLEY has been Executive Vice President - Chief Financial Officer since April 1995. Previously, he was Senior Vice President - Chief Financial Officer from October 1993 to April 1995. Prior to that time, Mr. Oakley held several positions within Nationwide. Mr. Oakley has been with Nationwide for 23 years.

RALPH M. PAIGE has been a Director of Nationwide since April 1999. Mr. Paige has been the Executive Director of the Federation of Southern Cooperatives/Land Assistance Fund since 1969. Mr. Paige also served as the National Field Director/Georgia State Director from 1981 to 1984.

JOSEPH P. RATH has been Vice President - Product and Market Compliance since April 1997. Previously, he was Vice President - Associate General Counsel from October 1988 to April 1997. Prior to that time, Mr. Rath held several positions within Nationwide. Mr. Rath has been with Nationwide for 22 years.

DOUGLAS C. ROBINETTE has been Senior Vice President - Marketing and Product Management since May 1998. Previously, Mr. Robinette was Executive Vice President, Customer Services of Employers Insurance of Wausau (Wausau), a member of the Nationwide group until December 1998, from September 1996 to May 1998. Prior to that time he was Executive Vice President, Finance and Insurance Services of Wausau from May 1995 to September 1996. From November 1994 to May 1995 Mr. Robinette was Senior Vice President, Finance and Insurance Services of Wausau. From May 1993 to November 1994 he was Senior Vice President, Finance of Wausau. Prior to that time, Mr. Robinette held several positions within the Nationwide group. Mr. Robinette has been with the Nationwide group for 12 years.

MARK R. THRESHER has been Vice President - Controller since August 1996. He was Vice President and Treasurer from November 1996 to February 1997. Previously, he was Vice President and Treasurer from June 1996 to August 1996. Prior to joining Nationwide, Mr. Thresher served as a partner with KPMG LLP.

SUSAN A. WOLKEN has been Senior Vice President - Life Company Operations since June 1997. Previously, she was Senior Vice President - Enterprise Administration from July 1996 to June 1997. Prior to that time, she was Senior Vice President - Human Resources from April 1995 to July 1996. From September 1993 to April 1995, Ms. Wolken was Vice President - Human Resources. From October 1989 to September 1993 she was Vice President - Individual Life and Health Operations. Ms. Wolken has been with Nationwide for 24 years.

ROBERT J. WOODWARD, JR. has been Executive Vice President - Chief Investment Officer since August 1995. Previously, he was Senior Vice President - Fixed Income Investments from March 1991 to August 1995. Prior to that time, Mr. Woodward held several positions within Nationwide. Mr. Woodward has been with Nationwide for 34 years.

APPENDIX A:  OBJECTIVES FOR UNDERLYING MUTUAL FUNDS

The underlying mutual funds listed below are designed primarily as investment vehicles for variable annuity contracts and variable life insurance policies issued by insurance companies.

There is no guarantee that the investment objectives will be met.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., MEMBER OF THE AMERICAN CENTURYSM FAMILY OF INVESTMENTS.

American Century Variable Portfolios, Inc. was organized as a Maryland corporation in 1987. It is a diversified, open-end investment management company which offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc.

       -AMERICAN CENTURY VP BALANCED

       Investment Objective: Capital growth and current income. The Fund will seek to achieve its objective by maintaining approximately 60% of the assets of the Fund in common stocks (including securities convertible into common stocks and other equity equivalents) that are considered by management to have better-than-average prospects for appreciation and approximately 40% in fixed income securities. A minimum of 25% of the fixed income portion of the Fund will be invested in fixed income senior securities. There can be no assurance that the Fund will achieve its investment objective.

       -AMERICAN CENTURY VP CAPITAL APPRECIATION

       Investment Objective: Capital growth. The Fund will seek to achieve its objective by investing in common stocks (including securities convertible into common stocks and other equity equivalents) that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of stock prices generally.

       The Fund may invest in cash and cash equivalents temporarily or when it is unable to find common stocks meeting its criteria of selection. It may purchase securities only of companies that have a record of at least three years continuous operation. There can be no assurance that the Fund will achieve its investment objective.

       -AMERICAN CENTURY VP INCOME & GROWTH

       Investment Objective: Dividend growth, current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in common stocks. The investment manager constructs the portfolio to match the risk characteristics of the S&P 500 Stock Index and then optimizes each portfolio to achieve the desired balance of risk and return potential. This includes targeting a dividend yield that exceeds that of the S&P 500. Such a management technique known as "portfolio optimization" may cause the Fund to be more heavily invested in some industries than in others. However, the Fund may not invest more than 25% of its total assets in companies whose principal business activities are in the same industry.

       -AMERICAN CENTURY VP INTERNATIONAL

       Investment Objective: To seek capital growth. The Fund will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and, in the opinion of the investment manager, have potential for appreciation. Under normal conditions, the Fund will invest at least 65% of its assets in common stocks or other equity securities of issuers from at least three countries outside the United States. While securities of United States issuers may be included in the portfolio from time to time, it is the primary intent of the manager to diversify investments across a broad range of foreign issuers. Although the primary investment of the Fund will be common stocks (defined to include depository receipts for common stock and other equity equivalents), the Fund may also invest in other types of securities consistent with the Fund's objective. When the manager believes that the total capital growth potential of other securities equals or exceeds the potential return of common stocks, the Fund may invest up to 35% of its assets in such other securities. There can be no assurance that the Fund will achieve its objectives.

       -AMERICAN CENTURY VP VALUE

       Investment Objective: The investment objective of the Fund is long-term capital growth; income is a secondary objective. The equity securities in which the Fund will invest will be primarily securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase. Under normal market conditions, the Fund expects to invest at least 80% of the value of its total asset in equity securities, including common and preferred stock, convertible preferred stock and convertible debt obligations.

DREYFUS STOCK INDEX FUND, INC.

The Dreyfus Stock Index Fund, Inc. ("Fund") is an open-end, non-diversified, management investment company incorporated under Maryland law on January 24, 1989 and commenced operations on September 29, 1989. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager, while Mellon Equity Associates, an affiliate of Dreyfus, serves as the Fund's index manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

       Investment Objective: To provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

DREYFUS VARIABLE INVESTMENT FUND

Dreyfus Variable Investment Fund ("Fund") is an open-end, management investment company. It was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on October 29, 1986 and commenced operations on August 31, 1990. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Management Corporation serves as the Fund's manager. Fayez Sarofim & Company serves as the Capital Appreciation Portfolio's subadviser and provides day-to-day management of this Portfolio.

       -CAPITAL APPRECIATION PORTFOLIO

        Investment Objective: The Portfolio's primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This Portfolio invests primarily in the common stocks of domestic and foreign issuers.

       -GROWTH & INCOME PORTFOLIO

       Investment Objective: To provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Portfolio invests in equity securities, debt securities and money market instruments of domestic and foreign issuers. The proportion of the Portfolio's assets invested in each type of security will vary from time to time in accordance with Dreyfus' assessment of economic conditions and investment opportunities. In purchasing equity securities, Dreyfus will invest in common stocks, preferred stocks and securities convertible into common stocks, particularly those which offer opportunities for capital appreciation and growth of earnings, while paying current dividends. The Portfolio will generally invest in investment-grade debt obligations, except that it may invest up to 35% of the value of its net assets in convertible debt securities rated not lower than Caa by Moody's Investor Service, Inc. or CCC by Standard & Poor's Ratings Group, Fitch Investors Service, L.P. or Duff & Phelps Credit Rating Co., or if unrated, deemed to be of comparable quality by Dreyfus. These securities are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are considered to be of poor standing. See "Investment Considerations and Risks-Lower Rated Securities" in the Portfolio's prospectuses.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

The Dreyfus Socially Responsible Growth Fund, Inc. is an open-end, diversified, management investment company incorporated under Maryland law on July 20, 1992 and commenced operations on October 7, 1993. The Fund offers its share only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation serves as the Fund's investment adviser. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.

        Investment Objective: Capital growth through equity investment in companies that, in the opinion of the Fund's advisers, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

The Fidelity Variable Insurance Products Fund (VIP) is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and it's portfolios.

       -VIP EQUITY-INCOME PORTFOLIO

       Investment Objective: Reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

       -VIP GROWTH PORTFOLIO

       Investment Objective: Capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other underlying mutual funds. It is also important to point out that this Portfolio makes most sense for you if you can afford to ride out changes in the stock market, because it invests primarily in common stocks. FMR can also make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

       -VIP HIGH INCOME PORTFOLIO

       Investment Objective: High level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. FMR will seek high current income normally by investing the Portfolio's assets as follows:

       o at least 65% in income-producing debt securities and preferred stocks, including convertible securities

       o up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities

          Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's Investor Services, Inc. ("Moody's"); BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C- by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

       -VIP OVERSEAS PORTFOLIO

       Investment Objective: Long-term capital growth primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

The Fidelity Variable Insurance Products Fund II (VIP II) is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. VIP II's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP II and its portfolios.

       -VIP II ASSET MANAGER PORTFOLIO

       Investment Objective: To seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

       -VIP II CONTRAFUND PORTFOLIO

       Investment Objective: To seek capital appreciation by investing primarily in companies that the FMR believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The Portfolio primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

The Fidelity Variable Insurance Products Fund III (VIP III) is an open-end, diversified, management investment company organized as a Massachusetts business trust on July 14, 1994. VIP III's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP III and its portfolios.

       -VIP III GROWTH OPPORTUNITIES PORTFOLIO

       Investment Objective: Capital growth by investing primarily in common stocks and securities convertible into common stocks.

       The Portfolio, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the Portfolio invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The Portfolio may invest in foreign securities without limitation.

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

Morgan Stanley Dean Witter Universal Funds, Inc. is a mutual fund designed to provide investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. Its Emerging Markets Debt Portfolio is managed by Morgan Stanley Dean Witter Investment Management, Inc.

       -EMERGING MARKETS DEBT PORTFOLIO

       Investment Objective: High total return by investing primarily in dollar and non-dollar denominated fixed income securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

NATIONWIDE SEPARATE ACCOUNT TRUST

Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to life insurance company separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of NSAT are managed by Nationwide Advisory Services, Inc. ("NAS"), a wholly-owned subsidiary of Nationwide Life Insurance Company.

       -CAPITAL APPRECIATION FUND

       Investment Objective: The Capital Appreciation Fund seeks long-term capital appreciation.

       -GOVERNMENT BOND FUND

       Investment Objective: As high a level of income as is consistent with the preservation of capital by investing in a diversified portfolio of securities issued or backed by the U.S. Government, its agencies or instrumentalities.

       -MONEY MARKET FUND

       Investment Objective: The Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

       -NATIONWIDE SMALL CAP VALUE FUND

       Subadviser: The Dreyfus Corporation

       Investment Objective: Capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $1 billion. The Fund intends to pursue its investment objective by investing, under normal market conditions, at least 75% of the Fund's total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Small Stock Index. The Fund will invest in equity securities of domestic and foreign issuers characterized as "value" companies according to criteria established by The Dreyfus Corporation, the Fund's subadviser.

       -NATIONWIDE SMALL COMPANY FUND

       Subadvisers: The Dreyfus Corporation, Neuberger Berman, LLC, Lazard Asset Management,, Strong Capital Management, Inc. and Warburg Pincus Asset Management, Inc.

       Investment Objective: Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of investment are similar to the market capitalizations of companies in the Russell 2000 Small Stock Index. The subadvisers were chosen because they utilize a number of different investment styles when investing in small company stocks. By utilizing different investment styles, NAS hopes to increase prospects for investment return and to reduce market risk and volatility.

       -TOTAL RETURN FUND

       Investment Objective: The investment objective of the Fund is to obtain a reasonable, long-term total return on invested capital.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Neuberger and Berman Advisers Management Trust ("Neuberger Berman AMT") is an open-end, diversified management investment company consisting of several series. Shares of the series of Neuberger Berman AMT are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context.

The Guardian and Partners Portfolios of Neuberger Berman AMT invest all of their investable assets in a corresponding series of Advisers Managers Trust managed by Neuberger Berman Management Incorporated ("Neuberger Berman Management"). Each series then invests in securities in accordance with an investment objective, policies and limitations identical to those of the Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. (For more information regarding "master/feeder fund" structure, see "Special Information Regarding Organization, Capitalization and Other Matters" in the underlying mutual fund prospectus.) The investment advisor for all the portfolios is Neuberger Berman Management.

       -AMT GROWTH PORTFOLIO

       Investment Objective: Seeks capital growth through investments in common stocks of companies that the investment adviser believes will have above average earnings or otherwise provide investors with above average potential for capital appreciation. To maximize this potential, the investment adviser may also utilize, from time to time, securities convertible into common stocks, warrants and options to purchase such stocks.

       -AMT GUARDIAN PORTFOLIO

       Investment Objective: Capital appreciation and secondarily, current income. The Portfolio and its corresponding series seek to achieve these objectives by investing in common stocks of long-established, high-quality companies. Neuberger Berman Management uses a value-oriented investment approach in selecting securities, looking for low price-to-earnings ratios, strong balance sheets, solid management, and consistent earnings.

       -AMT LIMITED MATURITY BOND PORTFOLIO

       Investment Objective: To provide high level of current income, consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. It seeks to achieve its objectives through investments in a diversified portfolio of limited maturity debt securities.

       -AMT PARTNERS PORTFOLIO

       Investment Objective: Capital growth by investing primarily in the common stock of established companies. Its investment program seeks securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all parts of the market cycle.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

The Oppenheimer Variable Account Funds are an open-end, diversified management investment company organized as a Massachusetts business trust in 1984. Shares of the Funds are sold only to provide benefits under variable life insurance policies and variable annuity contracts. OppenheimerFunds, Inc. is investment adviser.

       -OPPENHEIMER BOND FUND/VA

       Investment Objective: Primarily seeks a high level of current income by investing at least 65% of its total assets in investment grade debt securities, U.S. government securities and money market instruments. Investment grade debt securities would include those rated in one of the four highest ranking categories by any nationally recognized rating organization or if unrated or split-rated (rated investment grade and below investment grade by different rating organizations), determined by OppenheimerFunds, Inc. to be of comparable quality. The Fund may invest up to 35% of its total assets in debt securities rated less than investment grade when consistent with the Fund's investment objectives. The Fund seeks capital growth as a secondary objective when consistent with its primary objective.

       -OPPENHEIMER GLOBAL SECURITIES FUND/VA

       Investment Objective: To seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. These securities may be considered to be speculative.

       -OPPENHEIMER CAPITAL APPRECIATION FUND/VA (FORMERLY OPPENHEIMER GROWTH
       FUND)

       Investment Objective: Capital appreciation by investing in securities of well-known established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies (companies which have an operating history of at least five years including predecessors). Current income is a secondary consideration in the selection of the Fund's portfolio securities.

       -OPPENHEIMER MULTIPLE STRATEGIES FUND/VA

       Investment Objective: To seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

STRONG OPPORTUNITY FUND II, INC. (FORMERLY "STRONG SPECIAL FUND II, INC.")

Strong Opportunity Fund II, Inc. is a diversified, open-end management company commonly called a Mutual Fund. Strong Opportunity Fund II, Inc. was incorporated in Wisconsin and may only be purchased by the separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Strong Capital Management Inc. is the investment advisor for the Fund.

       Investment Objective: To seek capital appreciation through investments in a diversified portfolio of equity securities.

STRONG VARIABLE INSURANCE FUNDS, INC.

Strong Variable Insurance Funds, Inc. ("Corporation") is an open-end management investment company commonly referred to as a mutual fund. Incorporated in the State of Wisconsin, the Corporation has been authorized to issue shares of common stock and series and classes of series of common stock. The International Stock Fund II and The Strong Discovery Fund II, Inc. ("Funds") are offered by the Corporation to insurance company separate accounts for the purpose of funding variable life insurance policies and variable annuity contracts. Strong Capital Management, Inc. is the investment advisor to the Funds.

       -DISCOVERY FUND II, INC.

       Investment Objective: To seek maximum capital appreciation through investments in a diversified portfolio of securities. The Fund normally emphasizes investment in equity securities and may invest up to 100% of its total assets in equity securities including common stocks, preferred stocks and securities convertible into common or preferred stocks. Although the Fund normally emphasizes investment in equity securities, the Fund has the flexibility to invest in any type of security that the Advisor believes has the potential for capital appreciation including up to 100% of its total assets in debt obligations, including intermediate to long-term corporate or U.S. government debt securities.

       -INTERNATIONAL STOCK FUND II

       Investment Objective: To seek capital growth by investing primarily in the equity securities of issuers located outside the United States.

VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust ("Van Eck Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987. Shares of Van Eck Trust are offered only to separate accounts of various insurance companies to fund the benefits of life insurance policies and variable annuity contracts. The investment advisor and manager is Van Eck Associates Corporation.

       -WORLDWIDE BOND FUND

       Investment Objective: To seek high total return through a flexible policy of investing globally, primarily in debt securities.

       -WORLDWIDE EMERGING MARKETS FUND

       Investment Objective: Seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund specifically emphasizes investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth.

       -WORLDWIDE HARD ASSETS FUND

       Investment Description: Seeks long-term capital appreciation by investing, primarily in "Hard Assets Securities." For the Fund's purpose, "Hard Assets" are real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.

VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen Life Investment Trust is an open-end diversified management investment company organized as a Delaware business trust. Shares are offered in separate portfolios which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts. Van Kampen Asset Management, Inc. serves as the Portfolio's investment adviser.

       -MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

       Investment Objective: Long-term capital growth by investing principally in a diversified portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities.

WARBURG PINCUS TRUST

The Warburg Pincus Trust is an open-end management investment company organized in March 1995 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust offers its shares to insurance companies for allocation to separate accounts for the purpose of funding variable annuity and variable life contracts. The Portfolios are managed by Warburg Pincus Asset Management, Inc. ("Warburg")

       -INTERNATIONAL EQUITY PORTFOLIO

       Investment Objective: Long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of Warburg have their principal business activities and interests outside the United States. The Portfolio will ordinarily invest substantially all of its assets, but no less than 65% of its total assets, in common stocks, warrants and securities convertible into or exchangeable for common stocks. The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets.

       -POST-VENTURE CAPITAL PORTFOLIO

       Investment Objective: Long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is one that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service; or
       (b) as part of a restructuring or recapitalization of the company. The Portfolio may invest up to 10% of its assets in venture capital and other investment funds.

       -SMALL COMPANY GROWTH PORTFOLIO

       Investment Objective: Capital growth by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks or warrants of small-sized companies (i.e., companies having stock market capitalizations of between $25 million and $1 billion at the time of purchase) that represent attractive opportunities for capital growth. The Portfolio intends to invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the cash surrender values falls to zero, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made and no cash values are allocated to the fixed account.

The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.90%. This effective rate is based on the average of the fund expenses, after expense reimbursement for the preceding year for all underlying mutual fund options available under the policy as of March 13, 1998. Some underlying mutual funds are subject to expense reimbursements and fee waivers. Absent expense reimbursements and fee waivers, the annual effective rate would have been 0.95%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund. Taking account of the underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -0.90%, 5.10%, and 11.10% respectively.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection, recovering taxes, providing for administrative expenses, and assuming mortality and expense risks. Current values reflect current charges and guaranteed values reflect the maximum charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

In addition, the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the variable account If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, sex, rating classification and premium payment requested.

                                      $10,000 INITIAL PREMIUM: $40,437 SPECIFIED AMOUNT
                                               MALE: SIMPLIFIED ISSUE: AGE 45
                                                       CURRENT VALUES

                        0% HYPOTHETICAL                     6% HYPOTHETICAL                    12% HYPOTHETICAL
                        GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN

          PREMIUMS
          PAID PLUS                 CASH                               CASH                                 CASH
POLICY    INTEREST      CASH        SURR       DEATH        CASH       SURR       DEATH        CASH         SURR         DEATH
YEAR      AT 5%         VALUE       VALUE      BENEFIT      VALUE      VALUE      BENEFIT      VALUE        VALUE        BENEFIT

1          10,500       9,591       8,591      40,437       10,170      9,170     40,437       10,749       9,749        40,437
2          11,025       9,194       8,194      40,437       10,345      9,345     40,437       11,563       10,563       40,437
3          11,576       8,809       7,909      40,437       10,525      9,625     40,437       12,449       11,549       40,437
4          12,155       8,435       7,635      40,437       10,710      9,910     40,437       13,412       12,612       40,437
5          12,763       8,071       7,371      40,437       10,901     10,201     40,437       14,459       13,759       40,437
6          13,401       7,719       7,119      40,437       11,098     10,498     40,437       15,598       14,998       40,437
7          14,071       7,376       6,876      40,437       11,300     10,800     40,437       16,837       16,337       40,437
8          14,775       7,044       6,644      40,437       11,508     11,108     40,437       18,184       17,784       40,437
9          15,513       6,721       6,421      40,437       11,722     11,422     40,437       19,648       19,348       40,437
10         16,289       6,407       6,407      40,437       11,942     11,942     40,437       21,241       21,241       40,437
15         20,789       5,104       5,104      40,437       13,485     13,485     40,437       32,418       32,418       43,441
20         26,533       3,952       3,952      40,437       15,313     15,313     40,437       50,069       50,069       61,084
25         33,864       2,932       2,932      40,437       17,477     17,477     40,437       77,190       77,190       89,540
30         43,219       2,029       2,029      40,437       20,039     20,039     40,437      119,951      119,951      128,348


ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT THE CURRENT CHARGES DESCRIBED IN THE "MONTHLY DEDUCTION" AND "SURRENDER CHARGES" SECTION OF THE PROSPECTUS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS THE AVERAGE FUND MANAGEMENT EXPENSE DESCRIBED IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUMS ARE PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                           $25,000 INITIAL PREMIUM: $101,093 SPECIFIED AMOUNT
                                                      MALE: SIMPLIFIED ISSUE: AGE 45
                                                             CURRENT VALUES

                            0% HYPOTHETICAL                  6% HYPOTHETICAL                       12% HYPOTHETICAL
                            GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN

            PREMIUMS
           PAID PLUS                   CASH                                CASH                                   CASH
  POLICY    INTEREST         CASH      SURR        DEATH       CASH        SURR        DEATH         CASH         SURR       DEATH
    YEAR       AT 5%        VALUE     VALUE      BENEFIT      VALUE       VALUE      BENEFIT        VALUE        VALUE     BENEFIT

       1      26,250       24,156    21,656      101,093     25,608      23,108      101,093       27,061       24,561     101,093
       2      27,562       23,336    20,836      101,093     26,234      23,734      101,093       29,302       26,802     101,093
       3      28,941       22,539    20,289      101,093     26,878      24,628      101,093       31,739       29,489     101,093
       4      30,388       21,766    19,766      101,093     27,541      25,541      101,093       34,390       32,390     101,093
       5      31,907       21,016    19,266      101,093     28,224      26,474      101,093       37,272       35,522     101,093
       6      33,502       20,287    18,787      101,093     28,926      27,426      101,093       40,406       38,906     101,093
       7      35,178       19,579    18,329      101,093     29,649      28,399      101,093       43,809       42,559     101,093
       8      36,936       18,892    17,892      101,093     30,393      29,393      101,093       47,498       46,498     101,093
       9      38,783       18,225    17,475      101,093     31,159      30,409      101,093       51,497       50,747     101,093
      10      40,722       17,578    17,578      101,093     31,947      31,947      101,093       55,834       55,834     101,093
      15      51,973       14,989    14,989      101,093     37,174      37,174      101,093       86,002       86,002     115,242
      20      66,332       12,698    12,698      101,093     43,350      43,350      101,093      134,605      134,605     164,218
      25      84,659       10,670    10,670      101,093     50,566      50,566      101,093      212,016      212,016     245,939
      30     108,049        8,877     8,877      101,093     58,984      58,984      101,093      333,947      333,947     357,324

ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT THE CURRENT CHARGES DESCRIBED IN THE "MONTHLY DEDUCTION" AND "SURRENDER CHARGES" SECTION OF THE PROSPECTUS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS THE AVERAGE FUND MANAGEMENT EXPENSE DESCRIBED IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUMS ARE PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                        $100,000 INITIAL PREMIUM: $273,583 SPECIFIED AMOUNT
                                                      MALE: REGULAR ISSUE: AGE 55
                                                         CURRENT VALUES

                              0% HYPOTHETICAL                  6% HYPOTHETICAL                     12% HYPOTHETICAL
                             GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

                 PREMIUMS
               PAID PLUS                 CASH                                CASH                                CASH
    POLICY      INTEREST        CASH     SURR        DEATH        CASH       SURR        DEATH       CASH        SURR        DEATH
      YEAR         AT 5%       VALUE    VALUE      BENEFIT       VALUE      VALUE      BENEFIT      VALUE        VALUE      BENEFIT

       1       105,000       96,804     86,804     273,583     102,612     92,612      273,583     108,421       98,421      273,583
       2       110,250       93,710     83,710     273,583     105,293     95,293      273,583     117,550      107,550      273,583
       3       115,762       90,715     81,715     273,583     108,043     99,043      273,583     127,449      118,449      273,583
       4       121,551       87,816     79,816     273,583     110,866    102,866      273,583     138,181      130,181      273,583
       5       127,628       85,009     78,009     273,583     113,762    106,762      273,583     149,817      142,817      273,583
       6       134,010       82,292     76,292     273,583     116,734    110,734      273,583     162,432      156,432      273,583
       7       140,710       79,662     74,662     273,583     119,783    114,783      273,583     176,110      171,110      273,583
       8       147,746       77,116     73,116     273,583     122,912    118,912      273,583     190,940      186,940      273,583
       9       155,133       74,651     71,651     273,583     126,123    123,123      273,583     207,018      204,018      273,583
      10       162,889       72,265     72,265     273,583     129,417    129,417      273,583     224,496      224,496      273,885
      15       207,893       62,990     62,990     273,583     154,788    154,788      273,583     353,603      353,603      410,180
      20       265,330       54,905     54,905     273,583     185,132    185,132      273,583     556,961      556,961      595,948
      25       338,635       47,857     47,857     273,583     221,425    221,425      273,583     877,270      877,270      921,133
      30       432,194       41,715     41,715     273,583     264,833    264,833      278,075   1,381,789    1,381,789    1,450,878

ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT THE CURRENT CHARGES DESCRIBED IN THE "MONTHLY DEDUCTION" AND "SURRENDER CHARGES" SECTION OF THE PROSPECTUS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS THE AVERAGE FUND MANAGEMENT EXPENSE DESCRIBED IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUMS ARE PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                     $100,000 INITIAL PREMIUM: $195,791 SPECIFIED AMOUNT
                                               MALE: SIMPLIFIED ISSUE: AGE 65
                                                       CURRENT VALUES

                             0% HYPOTHETICAL                     6% HYPOTHETICAL                      12% HYPOTHETICAL
                          GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                  CASH                                CASH                                 CASH
   POLICY     INTEREST      CASH        SURR         DEATH       CASH       SURR        DEATH         CASH       SURR         DEATH
     YEAR        AT 5%     VALUE       VALUE       BENEFIT      VALUE      VALUE      BENEFIT        VALUE      VALUE       BENEFIT

         1    105,000     96,804      86,804       195,791    102,612     92,612      195,791      108,421      98,421       195,791
         2    110,250     93,710      83,710       195,791    105,293     95,293      195,791      117,550     107,550       195,791
         3    115,762     90,715      81,715       195,791    108,043     99,043      195,791      127,449     118,449       195,791
         4    121,551     87,816      79,816       195,791    110,866    102,866      195,791      138,181     130,181       195,791
         5    127,628     85,009      78,009       195,791    113,762    106,762      195,791      149,817     142,817       195,791
         6    134,010     82,292      76,292       195,791    116,734    110,734      195,791      162,432     156,432       195,791
         7    140,710     79,662      74,662       195,791    119,783    114,783      195,791      176,127     171,127       199,023
         8    147,746     77,116      73,116       195,791    122,912    118,912      195,791      191,122     187,122       212,145
         9    155,133     74,651      71,651       195,791    126,123    123,123      195,791      207,505     204,505       226,181
        10    162,889     72,265      72,265       195,791    129,417    129,417      195,791      225,453     225,453       241,235
        15    207,893     62,990      62,990       195,791    154,788    154,788      195,791      355,112     355,112       372,868
        20    265,330     54,905      54,905       195,791    185,132    185,132      195,791      559,337     559,337       587,304
        25    338,635     47,857      47,857       195,791    221,425    221,425      232,497      881,013     881,013       925,064
        30    432,194     41,715      41,715       195,791    264,833    264,833      267,481    1,387,685   1,387,685     1,401,562

ASSUMPTIONS:

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT THE CURRENT CHARGES DESCRIBED IN THE "MONTHLY DEDUCTION" AND "SURRENDER CHARGES" SECTION OF THE PROSPECTUS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS THE AVERAGE FUND MANAGEMENT EXPENSE DESCRIBED IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUMS ARE PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                        $10,000 INITIAL PREMIUM: $19,579 SPECIFIED AMOUNT
                                                 MALE: SIMPLIFIED ISSUE: AGE 65
                                                         CURRENT VALUES

                             0% HYPOTHETICAL                   6% HYPOTHETICAL                      12% HYPOTHETICAL
                             GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
 POLICY       INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR      DEATH
   YEAR          AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE    BENEFIT

      1         10,500       9,591      8,591       19,579     10,170      9,170       19,579       10,749        9,749     19,579
      2         11,025       9,194      8,194       19,579     10,345      9,345       19,579       11,563       10,563     19,579
      3         11,576       8,809      7,909       19,579     10,525      9,625       19,579       12,449       11,549     19,579
      4         12,155       8,435      7,635       19,579     10,710      9,910       19,579       13,412       12,612     19,579
      5         12,763       8,071      7,371       19,579     10,901     10,201       19,579       14,459       13,759     19,579
      6         13,401       7,719      7,119       19,579     11,098     10,498       19,579       15,598       14,998     19,579
      7         14,071       7,376      6,876       19,579     11,300     10,800       19,579       16,837       16,337     19,579
      8         14,775       7,044      6,644       19,579     11,508     11,108       19,579       18,190       17,790     20,191
      9         15,513       6,721      6,421       19,579     11,722     11,422       19,579       19,683       19,383     21,455
     10         16,289       6,407      6,407       19,579     11,942     11,942       19,579       21,324       21,324     22,817
     15         20,789       5,104      5,104       19,579     13,485     13,485       19,579       32,877       32,877     34,521
     20         26,533       3,952      3,952       19,579     15,313     15,313       19,579       50,553       50,553     53,080
     25         33,864       2,932      2,932       19,579     17,477     17,477       19,579       77,657       77,657     81,540
     30         43,219       2,029      2,029       19,579     20,097     20,097       20,298      120,494      120,494    121,699

ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT THE CURRENT CHARGES DESCRIBED IN THE "MONTHLY DEDUCTION" AND "SURRENDER CHARGES" SECTION OF THE PROSPECTUS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS THE AVERAGE FUND MANAGEMENT EXPENSE DESCRIBED IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUMS ARE PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                      $100,000 INITIAL PREMIUM: $195,791 SPECIFIED AMOUNT
                                                MALE: SIMPLIFIED ISSUE: AGE 65
                                                        CURRENT VALUES

                           0% HYPOTHETICAL                   6% HYPOTHETICAL                      12% HYPOTHETICAL
                           GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                  CASH                               CASH                                   CASH
 POLICY       INTEREST       CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR       DEATH
   YEAR          AT 5%      VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE     BENEFIT

      1        105,000     96,998     86,998      195,791    102,818     92,818      195,791      108,638       98,638     195,791
      2        110,250     94,086     84,086      195,791    105,716     95,716      195,791      118,022      108,022     195,791
      3        115,762     91,262     82,262      195,791    108,695     99,695      195,791      128,217      119,217     195,791
      4        121,551     88,522     80,522      195,791    111,758    103,758      195,791      139,293      131,293     195,791
      5        127,628     85,865     78,865      195,791    114,907    107,907      195,791      151,325      144,325     195,791
      6        134,010     83,287     77,287      195,791    118,145    112,145      195,791      164,397      158,397     195,791
      7        140,710     80,787     75,787      195,791    121,475    116,475      195,791      178,629      173,629     201,851
      8        147,746     78,362     74,362      195,791    124,898    120,898      195,791      194,228      190,228     215,593
      9        155,133     76,009     73,009      195,791    128,418    125,418      195,791      211,300      208,300     230,317
     10        162,889     73,728     73,728      195,791    132,037    132,037      195,791      230,037      230,037     246,140
     15        207,893     64,911     64,911      195,791    159,510    159,510      195,791      365,977      365,977     384,276
     20        265,330     57,149     57,149      195,791    192,699    192,699      202,334      582,250      582,250     611,363
     25        338,635     50,315     50,315      195,791    232,794    232,794      244,434      926,330      926,330     972,646
     30        432,194     44,299     44,299      195,791    281,232    281,232      284,044    1,473,742    1,473,742   1,488,480

ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT THE CURRENT CHARGES DESCRIBED IN THE "MONTHLY DEDUCTION" AND "SURRENDER CHARGES" SECTION OF THE PROSPECTUS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS THE AVERAGE FUND MANAGEMENT EXPENSE DESCRIBED IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUMS ARE PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   $10,000 INITIAL PREMIUM: $40,437 SPECIFIED AMOUNT
                                            MALE: SIMPLIFIED ISSUE: AGE 45
                                                   GUARANTEED VALUES

                            0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                            GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                  CASH                               CASH                                  CASH
 POLICY       INTEREST       CASH       SURR        DEATH       CASH       SURR        DEATH       CASH          SURR       DEATH
   YEAR          AT 5%      VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT      VALUE         VALUE     BENEFIT

      1        10,500       9,510      8,510       40,437     10,090      9,090       40,437     10,669         9,669      40,437
      2        11,025       9,018      8,018       40,437     10,171      9,171       40,437     11,393        10,393      40,437
      3        11,576       8,521      7,621       40,437     10,243      9,343       40,437     12,177        11,277      40,437
      4        12,155       8,018      7,218       40,437     10,304      9,504       40,437     13,026        12,226      40,437
      5        12,763       7,508      6,808       40,437     10,352      9,652       40,437     13,948        13,248      40,437
      6        13,401       6,988      6,388       40,437     10,386      9,786       40,437     14,948        14,348      40,437
      7        14,071       6,456      5,956       40,437     10,402      9,902       40,437     16,034        15,534      40,437
      8        14,775       5,907      5,507       40,437     10,397      9,997       40,437     17,214        16,814      40,437
      9        15,513       5,339      5,039       40,437     10,367     10,067       40,437     18,497        18,197      40,437
     10        16,289       4,747      4,747       40,437     10,307     10,307       40,437     19,894        19,894      40,437
     15        20,789       1,398      1,398       40,437      9,734      9,734       40,437     29,930        29,930      40,437
     20        26,533          (*)        (*)          (*)     7,665      7,665       40,437     46,178        46,178      56,337
     25        33,864          (*)        (*)          (*)     2,424      2,424       40,437     71,191        71,191      82,582
     30        43,219          (*)        (*)          (*)        (*)        (*)          (*)   109,912       109,912     117,605

ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT THE GUARANTEED CHARGES DESCRIBED IN THE "MONTHLY DEDUCTION" AND "SURRENDER CHARGES" SECTION OF THE PROSPECTUS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS THE AVERAGE FUND MANAGEMENT EXPENSE DESCRIBED IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUMS ARE PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                          $25,000 INITIAL PREMIUM: $101,093 SPECIFIED AMOUNT
                                                    MALE: SIMPLIFIED ISSUE: AGE 45
                                                           GUARANTEED VALUES

                               0% HYPOTHETICAL                    6% HYPOTHETICAL                   12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN

                 PREMIUMS
                PAID PLUS                   CASH                               CASH                                CASH
    POLICY       INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH       CASH        SURR       DEATH
      YEAR          AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT      VALUE       VALUE     BENEFIT

         1         26,250      23,955     21,455      101,093     25,408     22,908      101,093     26,863      24,363     101,093
         2         27,562      22,898     20,398      101,093     25,803     23,303      101,093     28,881      26,381     101,093
         3         28,941      21,828     19,578      101,093     26,183     23,933      101,093     31,070      28,820     101,093
         4         30,388      20,741     18,741      101,093     26,544     24,544      101,093     33,448      31,448     101,093
         5         31,907      19,633     17,883      101,093     26,883     25,133      101,093     36,031      34,281     101,093
         6         33,502      18,499     16,999      101,093     27,196     25,696      101,093     38,841      37,341     101,093
         7         35,178      17,331     16,081      101,093     27,474     26,224      101,093     41,896      40,646     101,093
         8         36,936      16,121     15,121      101,093     27,711     26,711      101,093     45,213      44,213     101,093
         9         38,783      14,861     14,111      101,093     27,898     27,148      101,093     48,817      48,067     101,093
        10         40,722      13,541     13,541      101,093     28,027     28,027      101,093     52,739      52,739     101,093
        15         51,973       6,020      6,020      101,093     28,322     28,322      101,093     80,678      80,678     108,109
        20         66,332          (*)        (*)          (*)    25,627     25,627      101,093    124,710     124,710     152,146
        25         84,659          (*)        (*)          (*)    16,455     16,455      101,093    192,262     192,262     223,024
        30        108,049          (*)        (*)          (*)        (*)        (*)          (*)   296,833     296,833     317,611

ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT THE GUARANTEED CHARGES DESCRIBED IN THE "MONTHLY DEDUCTION" AND "SURRENDER CHARGES" SECTION OF THE PROSPECTUS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS THE AVERAGE FUND MANAGEMENT EXPENSE DESCRIBED IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUMS ARE PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                        $100,000 INITIAL PREMIUM: $273,583 SPECIFIED AMOUNT
                                                    MALE: REGULAR ISSUE: AGE 55

                                                         GUARANTEED VALUES

                             0% HYPOTHETICAL                   6% HYPOTHETICAL                     12% HYPOTHETICAL
                             GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

               PREMIUMS
              PAID PLUS                   CASH                               CASH                                  CASH
  POLICY       INTEREST        CASH       SURR        DEATH       CASH       SURR       DEATH         CASH         SURR        DEATH
    YEAR          AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE     BENEFIT        VALUE        VALUE      BENEFIT

       1        105,000      95,524     85,524      273,583    101,339     91,339     273,583      107,156       97,156     273,583
       2        110,250      90,932     80,932      273,583    102,558     92,558     273,583      114,875      104,875     273,583
       3        115,762      86,205     77,205      273,583    103,642     94,642     273,583      123,224      114,224     273,583
       4        121,551      81,320     73,320      273,583    104,576     96,576     273,583      132,276      124,276     273,583
       5        127,628      76,250     69,250      273,583    105,337     98,337     273,583      142,115      135,115     273,583
       6        134,010      70,953     64,953      273,583    105,894     99,894     273,583      152,831      146,831     273,583
       7        140,710      65,380     60,380      273,583    106,205    101,205     273,583      164,531      159,531     273,583
       8        147,746      59,473     55,473      273,583    106,225    102,225     273,583      177,340      173,340     273,583
       9        155,133      53,164     50,164      273,583    105,898    102,898     273,583      191,413      188,413     273,583
      10        162,889      46,381     46,381      273,583    105,168    105,168     273,583      206,939      206,939     273,583
      15        207,893       3,056      3,056      273,583     96,167     96,167     273,583      318,361      318,361     369,299
      20        265,330          (*)        (*)          (*)    61,320     61,320     273,583      491,517      491,517     525,923
      25        338,635          (*)        (*)          (*)        (*)        (*)         (*)     763,834      763,834     802,026
      30        432,194          (*)        (*)          (*)        (*)        (*)         (*)   1,173,054    1,173,054   1,231,706


ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT THE GUARANTEED CHARGES DESCRIBED IN THE "MONTHLY DEDUCTION" AND "SURRENDER CHARGES" SECTION OF THE PROSPECTUS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS THE AVERAGE FUND MANAGEMENT EXPENSE DESCRIBED IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUMS ARE PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       $10,000 INITIAL PREMIUM: $19,579 SPECIFIED AMOUNT
                                                MALE: SIMPLIFIED ISSUE: AGE 65
                                                       GUARANTEED VALUES

                           0% HYPOTHETICAL                    6% HYPOTHETICAL                    12% HYPOTHETICAL
                           GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                  CASH                               CASH                                   CASH
POLICY       INTEREST       CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
  YEAR          AT 5%      VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

     1        10,500       9,391      8,391       19,579      9,972      8,972       19,579       10,554        9,554       19,579
     2        11,025       8,752      7,752       19,579      9,917      8,917       19,579       11,153       10,153       19,579
     3        11,576       8,079      7,179       19,579      9,831      8,931       19,579       11,805       10,905       19,579
     4        12,155       7,365      6,565       19,579      9,709      8,909       19,579       12,518       11,718       19,579
     5        12,763       6,600      5,900       19,579      9,544      8,844       19,579       13,303       12,603       19,579
     6        13,401       5,774      5,174       19,579      9,327      8,727       19,579       14,172       13,572       19,579
     7        14,071       4,871      4,371       19,579      9,048      8,548       19,579       15,142       14,642       19,579
     8        14,775       3,872      3,472       19,579      8,690      8,290       19,579       16,233       15,833       19,579
     9        15,513       2,754      2,454       19,579      8,236      7,936       19,579       17,473       17,173       19,579
    10        16,289       1,490      1,490       19,579      7,663      7,663       19,579       18,893       18,893       20,216
    15        20,789          (*)        (*)          (*)     2,111      2,111       19,579       29,042       29,042       30,494
    20        26,533          (*)        (*)          (*)        (*)        (*)          (*)      44,509       44,509       46,735
    25        33,864          (*)        (*)          (*)        (*)        (*)          (*)      67,116       67,116       70,472
    30        43,219          (*)        (*)          (*)        (*)        (*)          (*)     102,020      102,020      103,040


ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT THE GUARANTEED CHARGES DESCRIBED IN THE "MONTHLY DEDUCTION" AND "SURRENDER CHARGES" SECTION OF THE PROSPECTUS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS THE AVERAGE FUND MANAGEMENT EXPENSE DESCRIBED IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUMS ARE PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                      $100,000 INITIAL PREMIUM: $195,791 SPECIFIED AMOUNT
                                                MALE: SIMPLIFIED ISSUE: AGE 65
                                                       GUARANTEED VALUES

                          0% HYPOTHETICAL                   6% HYPOTHETICAL                     12% HYPOTHETICAL
                          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

            PREMIUMS
           PAID PLUS                   CASH                               CASH                                   CASH
POLICY      INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
  YEAR         AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

     1       105,000      94,820     84,820      195,791    100,656     90,656      195,791      106,495       96,495      195,791
     2       110,250      89,368     79,368      195,791    101,099     91,099      195,791      113,539      103,539      195,791
     3       115,762      83,598     74,598      195,791    101,302     92,302      195,791      121,226      112,226      195,791
     4       121,551      77,451     69,451      195,791    101,230     93,230      195,791      129,666      121,666      195,791
     5       127,628      70,850     63,850      195,791    100,832     93,832      195,791      138,989      131,989      195,791
     6       134,010      63,689     57,689      195,791    100,039     94,039      195,791      149,354      143,354      195,791
     7       140,710      55,834     50,834      195,791     98,761     93,761      195,791      160,964      155,964      195,791
     8       147,746      47,111     43,111      195,791     96,882     92,882      195,791      174,080      170,080      195,791
     9       155,133      37,309     34,309      195,791     94,261     91,261      195,791      188,908      185,908      205,909
    10       162,889      26,170     26,170      195,791     90,739     90,739      195,791      205,247      205,247      219,615
    15       207,893          (*)        (*)          (*)    54,139     54,139      195,791      318,961      318,961      334,909
    20       265,330          (*)        (*)          (*)        (*)        (*)          (*)     489,843      489,843      514,335
    25       338,635          (*)        (*)          (*)        (*)        (*)          (*)     738,638      738,638      775,570
    30       432,194          (*)        (*)          (*)        (*)        (*)          (*)   1,122,773    1,122,773    1,134,001


ASSUMPTIONS:

(1)     NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT THE GUARANTEED CHARGES DESCRIBED IN THE "MONTHLY DEDUCTION" AND "SURRENDER CHARGES" SECTION OF THE PROSPECTUS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS THE AVERAGE FUND MANAGEMENT EXPENSE DESCRIBED IN THE PROSPECTUS APPENDIX.

(*)     UNLESS ADDITIONAL PREMIUMS ARE PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX C: SUB-ACCOUNT PERFORMANCE SUMMARY

The following performance tables display historical investment results of the underlying mutual fund sub-accounts. This information may be useful in helping potential investors in deciding which underlying mutual fund sub-accounts to choose and in assessing the competence of the underlying mutual funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the underlying mutual funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the underlying mutual fund sub-accounts are not guaranteed and will fluctuate so that a policy owner's units, when redeemed, may be worth more or less than their original cost.

                                      SUB-ACCOUNT PERFORMANCE SUMMARY

                                                            Annual Percentage Change

                               Fund          Unit                                        1 mo
   UNDERLYING INVESTMENT     Inception      Values       1996        1997       1998      To
          OPTIONS              Date**      12/31/98                                     12/31/98
American Century VP         05/01/91         14.66       21.12        12.21     15.81    4.25
Balanced

American Century VP         11/20/87          8.63        31.1        -4.32     -3.26   10.67
Capital Appreciation

American Century VP Inc &   10/30/97         10.92          NA           NA        NA    5.98
Growth

American Century VP         05/01/94         15.18       12.21        14.41     18.63    5.39
International

American Century VP Value   05/01/96         13.41          NA           NA     26.08   -0.44


Dreyfus Socially            10/06/93         18.58       34.56        21.23     28.43    7.91
Responsible Growth Fund

Dreyfus Stock Index Fund    09/29/89         19.54       36.78        22.54     32.96    5.78

Dreyfus Variable            04/05/93         13.35       33.52        25.56     28.05    4.36
Investment Fund Capital
Appreciation Fund

Dreyfus Variable            05/02/94         12.98       61.89        20.75     16.21    4.44
Investment Fund Growth &
Income Fund


Fidelity VIP Fund II -      09/06/89          15.3       16.96         14.6     20.65    4.13
Asset Manager Portfolio

Fidelity VIP Fund II -      01/03/95         18.15          NA        21.31     24.14   12.16
Contrafund Portfolio

Fidelity VIP Fund - Equity  10/09/86         15.43       35.09        14.28     28.11    3.12
Income Portfolio

Fidelity VIP Fund III -     01/03/95         13.71          NA        18.27     29.95    5.39
Growth Opportunity
Portfolio

Fidelity VIP Fund - Growth  10/09/86         17.99       35.36        14.71     23.48    8.54
Portfolio

Fidelity VIP Fund - High    09/19/85         12.19       20.6         14.03     17.67    -0.6
Income Port

Fidelity VIP Fund -         01/28/87         13.42        9.68        13.22     11.56    2.19
Overseas Portfolio


Morgan Stanley Emerging     06/16/97          7.07          NA           NA        NA   -2.33
Markets Debt Portfolio

Van Kampen American         07/03/95         14.68          NA        40.53     21.47     1.1
Capital Life
Real Estate Securities
Fund


NSAT Capital Appreciation   04/15/92         20.29       29.35        26.14     34.49    5.23
Fund

NSAT Government Bond Fund   11/08/82         12.75       18.74         3.49      9.67     0.3

NSAT Money Market Fund      11/10/81         11.46        5.67         5.12      5.26    0.41

NSAT Small Company Fund     10/23/95         12.48          NA        22.83     17.35    8.03

NSAT Small Cap Value        10/31/97           8.6          NA           NA        NA    4.63

NSAT Total Return Fund      11/08/82         17.49       29.09        21.84     29.43    3.46


Neuberger & Berman          09/10/84         14.71       31.73         9.14     29.01   13.03
Advisers Management Trust
- Growth Portfolio

Neuberger & Berman          09/10/84          9.36          NA           NA        NA    4.77
Advisers Mngmt Trust -
Lmtd Maturity Bond
Portfolio

Neuberger & Berman          11/03/97         11.67       10.93         4.31      6.74    0.14
Advisors Management Trust
Guardian

Neuberger & Berman          03/22/94          15.7       36.47        29.57     31.25    2.38
Advisers Management Trust
- Partners Port


Oppenheimer Variable        04/30/85         12.42          17          4.8      9.25    0.41
Account Fund - Bond Fund

Oppenheimer Variable        11/12/90         15.13        2.24         17.8     22.43    6.05
Account Fund - Global
Securities Fund

Oppenheimer Variable        04/03/85         13.01       36.62        25.21     26.69    9.59
Account Fund - Growth
Fund

Oppenheimer Variable        02/09/87         13.67       21.36         15.5     17.22    1.55
Account Fund - Multiple
Strategies Fund


Strong Variable Insurance   05/08/92         11.81       35.26         0.81     11.39    8.44
Fund, Inc. - Discovery
Fund II

Strong Variable Insurance   10/20/95          8.28          NA        10.38    -13.52     4.9
Fund, Inc. - International
Fund II

Strong Variable Insurance   05/08/92         15.34       25.82        18.15     25.45    4.64
Fund, Inc. -  Opportunity
Fund II


Van Eck Worldwide           09/01/89         12.14        17.3         2.52      2.39    1.57
Insurance Trust -
Worldwide Bond Fund

Van Eck Worldwide           12/27/95          5.87          NA        26.82     -11.6    0.71
Insurance Trust -
Worldwide Emerging
Markets Fund

Van Eck Worldwide           09/01/89          6.83        10.99       18.06     -1.68   -2.34
Insurance Trust -
Worldwide Hard
Assets Fund


Warburg Pincus Trust -      06/30/95         10.23           NA        9.98     -2.26    0.92
International Equity
Portfolio

Warburg Pincus Trust -      09/30/96         12.27           NA          NA     13.34    9.48
Post Venture Capital
Portfolio

Warburg Pincus Trust -      06/30/95         11.04           NA       13.91     15.65    7.59
Small Company Growth
Portfolio


                                                              SUB-ACCOUNT PERFORMANCE SUMMARY

                                        Non annualized Percentage Change                     Annualized Percentage Change

                                  1 Yr        2 Yrs        3 Yrs.   5 yrs.   Inception     3Yrs.     5 yrs.    Inception
   UNDERLYING INVESTMENT           to           to          to       to        to           to        to          To
          OPTIONS                12/31/98    12/31/98    12/31/98  12/31/98   12/31/98    12/31/98  12/31/98    12/31/98
American Century VP               15.77       34.07        50.44     83.33    132.86        14.58    12.89     11.66
Balanced

American Century VP               -2.16       -5.34        -9.43     17.34    141.29        -3.25     3.25      8.25
Capital Appreciation

American Century VP Inc &         26.87          NA           NA        NA     36.76           NA       NA      30.7
Growth

American Century VP               18.76       40.89        61.19        NA     71.82        17.25       NA     12.31
International

American Century VP Value          4.81       32.15           NA        NA     48.38           NA       NA     15.97

Dreyfus Socially                  29.38       66.17       101.45    175.12    195.34         26.3    22.43     22.99
Responsible Growth Fund

Dreyfus Stock Index Fund          28.21       70.47       108.88    188.22    332.13        27.83    23.58     17.14

Dreyfus Variable                  30.22       66.74       109.35    188.03    207.43        27.93    23.56     21.63
Investment Fund Capital
Appreciation Fund

Dreyfus Variable                  11.81       29.94         56.9        NA    150.93         16.2       NA     21.82
Investment Fund Growth &
Income Fund

Fidelity VIP Fund II -            15.05       38.81        59.08     74.72    212.01        16.74    11.81     12.97
Asset Manager Portfolio

Fidelity VIP Fund II -            29.98       61.36        95.74        NA    173.29        25.09       NA     28.64
Contrafund Portfolio

Fidelity VIP Fund - Equity        11.63          43        63.43    136.38    419.17        17.79    18.77     14.42
Income Portfolio

Fidelity VIP Fund III -           24.61       61.93        91.53        NA    153.81        24.19       NA     26.28
Growth Opportunity
Portfolio

Fidelity VIP Fund - Growth        39.49       72.24        97.57    167.39    608.32        25.48    21.74     17.37
Portfolio

Fidelity VIP Fund - High          -4.33       12.57        28.37     52.43     306.7         8.68      8.8     11.14
Income Port

Fidelity VIP Fund -               12.75       25.78         42.4     58.88    167.32        12.51      9.7       8.6
Overseas Portfolio


Morgan Stanley Emerging          -28.38          NA           NA        NA    -27.82           NA       NA    -19.09
Markets Debt Portfolio

Van Kampen American              -11.62        7.36        50.87        NA     63.46        14.69       NA     15.11
Capital Life
Real Estate Securities
Fund


NSAT Capital Appreciation         29.96       74.79       120.48    182.64     227.7        30.15     23.1     19.36
Fund

NSAT Government Bond Fund          8.91       19.44         23.6     42.03     323.4         7.32     7.27      9.35

NSAT Money Market Fund             5.27       10.81        16.48     27.87    216.26         5.22     5.04      6.95

NSAT Small Company Fund            1.01       18.53        45.59        NA     66.52        13.34       NA     17.35

NSAT Small Cap Value              -3.06          NA           NA        NA     -4.63           NA       NA     -3.98

NSAT Total Return Fund            18.07       52.82         86.2    142.95   1052.54        23.03    19.43     16.35


Neuberger & Berman                15.53       49.04        62.66    103.58    558.29         17.6    15.28     14.08
Advisers Management Trust
- Growth Portfolio

Neuberger & Berman                31.67          NA           NA        NA     38.51           NA       NA     32.47
Advisers Mngmt Trust -
Lmtd Maturity Bond
Portfolio

Neuberger & Berman                 4.39       11.43        16.23     28.74    197.51         5.14     5.18      7.92
Advisors Management Trust
Guardian

Neuberger & Berman                 4.21       36.77        77.22        NA    136.29        21.01       NA     19.73
Advisers Management Trust
- Partners Port


Oppenheimer Variable                6.8       16.69        22.28     40.29    255.51         6.94     7.01      9.73
Account Fund - Bond Fund

Oppenheimer Variable               14.1        39.7        64.56     58.61    160.49        18.06     9.66     12.49
Account Fund - Global
Securities Fund

Oppenheimer Variable                 24        57.1         96.7     171.3     673.1         25.3    22.09     16.05
Account Fund - Growth
Fund

Oppenheimer Variable               6.65       25.02         44.4     71.83    267.87        13.03    11.43     11.58
Account Fund - Multiple
Strategies  Fund


Strong Variable Insurance          7.26       19.48        20.44     54.13    104.79          6.4     9.04     11.39
Fund, Inc. - Discovery
Fund II

Strong Variable Insurance         -4.78      -17.65         -9.1        NA     -6.73        -3.13       NA     -2.15
Fund, Inc. - International
Fund II

Strong Variable Insurance         13.54       42.44         68.3    119.37    218.98        18.95    17.01     19.07
Fund, Inc. -  Opportunity
Fund II


Van Eck Worldwide                 12.75       15.45        18.36     37.01     85.57         5.78      6.5      6.85
Insurance Trust -
Worldwide Bond Fund

Van Eck Worldwide                -34.13      -41.77       -26.15        NA    -26.89        -9.61       NA     -9.83
Insurance Trust -
Worldwide Emerging
Markets Fund

Van Eck Worldwide                -30.97      -32.13       -19.87    -15.32     21.38        -7.12    -3.27       2.1
Insurance Trust -
Worldwide Hard
Assets Fund


Warburg Pincus Trust -             5.35        2.97        13.25        NA     21.51         4.24       NA      5.73
International Equity
Portfolio

Warburg Pincus Trust -             6.51       20.72           NA        NA     17.82           NA       NA      7.56
Post Venture Capital
Portfolio

Warburg Pincus Trust -            -2.85       12.35        27.98        NA      60.1         8.57       NA     14.39
Small Company Growth
Portfolio

The preceding table displays three types of total return: (1) Annuitized Percentage Change; (2) Cumulative Non-Annualized Percentage Change; and (3) Average Annualized Percentage Change. Total return shows the percent change in unit values, with dividends and capital gains reinvested, after the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds), and includes no contract-level charges. The total return figures shown in the Annual Percentage Change and Annualized Percentage Change columns represent annualized figures, i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted. The Annual Percentage Change reflects the rate of return on an annual percentage basis during the 1995, 1996 and 1997 calendar years. The Average Annualized Percentage Change reflects the annual percentage rate of return over 3 and 5 year periods, or from underlying mutual fund inception. The Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. The total return figures do not take into account the several other policy charges which are described in the "policy charges" section. These other charges include deductions from premiums, cost of insurance charges, surrender charges and a monthly administrative charge.

The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the total return figures will show the investment performance such underlying mutual funds would have achieved Fund investment advisory fees and expenses had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, total return figures may not be available for all of the periods shown.

The preceding fund performance table displays historical investment results of the underlying mutual funds. This information may be useful in helping potential investors in deciding which underlying mutual funds to choose and in assessing the competence of the underlying mutual funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the underlying mutual funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the underlying mutual funds are not guaranteed and will fluctuate so that a policy owner's units, when redeemed, may be worth more or less that their original cost.

                                     1 YEAR TO                      2 YEARS TO            3 YEARS TO          5 YEARS TO
                                     12/31/98                        12/31/98               12/31/98          12/31/98


                         FUND                  CASH                CASH                CASH                  CASH
 UNDERLYING INVESTMENT   INCEPTION   ACCUM     SURR.     ACCUM     SURR.    ACCUM      SURR.      ACCUM      SURR.     ACCUM
        OPTIONS          DATE**      VALUE     VALUE     VALUE     VALUE    VALUE      VALUE      VALUE      VALUE     VALUE
American Century VP       05/01/91   $56,540   $51,540   $63,956   $58,956  $70,097    $65,597    $81,495    $77,995        $0
Balanced

American Century VP       11/20/87   $47,785   $42,785   $45,154   $40,154  $42,199    $37,699    $52,163    $48,663   $91,077
Capital Appreciation

American Century VP       10/30/97   $61,958   $56,958        $0        $0       $0         $0         $0         $0        $0
Income and Growth

American Century VP       05/01/94   $58,000   $53,000   $67,209   $62,209  $75,104    $70,604         $0         $0        $0
International

American Century VP       05/01/96   $51,188   $46,188   $63,039   $58,039       $0         $0         $0         $0        $0
Value


Dreyfus Socially          10/06/93   $63,187   $58,187   $79,268   $74,268  $93,864    $89,364   $122,364   $118,864        $0
Responsible Growth
Fund

Dreyfus Stock Index       09/29/89   $62,616   $57,616   $81,317   $76,317  $97,328    $92,828   $128,227   $124,727        $0
Fund

Dreyfus Variable          04/05/93   $63,595   $58,595   $79,540   $74,540  $97,547    $93,047   $128,135   $124,635        $0
Investment Fund Capital
Appreciation Fund

Dreyfus Variable          05/02/94   $54,607   $49,607   $61,985   $56,985  $73,109    $68,609         $0         $0        $0
Investment Fund Growth
& Income Fund


Fidelity VIP Fund II -    09/06/89   $56,188   $51,188   $66,216   $61,216  $74,123    $69,623    $77,671    $74,171        $0
Asset Manager Portfolio

Fidelity VIP Fund II -    01/03/95   $63,479   $58,479   $76,972   $71,972  $91,204    $86,704         $0         $0        $0
Contrafund Portfolio

Fidelity VIP Fund -       10/09/86   $54,517   $49,517   $68,217   $63,217  $76,149    $71,649   $105,112   $101,612  $169,295
Equity Income Portfolio

Fidelity VIP Fund III -   01/03/95   $60,859   $55,859   $77,248   $72,248  $89,241    $84,741         $0         $0        $0
Growth Opportunity
Portfolio

Fidelity VIP Fund -       10/09/86   $68,124   $63,124   $82,165   $77,165  $92,057    $87,557   $118,886   $115,386  $233,629
Growth Portfolio

Fidelity VIP Fund -       09/19/85   $46,724   $41,724   $53,701   $48,701  $59,813    $55,313    $67,759    $64,259  $113,854
High Income Portfolio

Fidelity VIP Fund -       01/28/87   $55,065   $50,065   $60,000   $55,000  $66,352    $61,852    $70,627    $67,127  $103,266
Overseas Portfolio


Morgan Stanley Emerging   06/16/97   $34,979   $29,979        $0        $0       $0         $0         $0         $0        $0
Markets Debt Portfolio


Van Kampen American       07/03/95   $43,163   $38,163   $51,212   $46,212  $70,298    $65,798         $0         $0        $0
Capital Life Investment
Trust Stanley Real
Estate Securities
Portfolio


NSAT Capital              04/15/92   $63,472   $58,472   $83,381   $78,381 $102,740    $98,240   $125,717   $122,217        $0
Appreciation Fund

NSAT Government Bond      11/08/82   $53,189   $48,189   $56,975   $51,975  $57,591    $53,091    $63,137    $59,637   $96,573
Fund

NSAT Money Market Fund    11/10/81   $51,413   $46,413   $52,859   $47,859  $54,275    $49,775    $56,844    $53,344   $67,039

NSAT Small Company Fund   10/23/95   $49,331   $44,331   $56,544   $51,544  $67,839    $63,339         $0         $0        $0

NSAT Small Cap Value      10/31/97   $47,341   $42,341        $0        $0       $0         $0         $0         $0        $0
Fund

NSAT Total Return Fund    11/08/82   $57,665   $52,665   $72,901   $67,901  $86,759    $82,259   $108,036   $104,536  $166,505


Neuberger & Berman        09/10/84   $56,421   $51,421   $71,094   $66,094  $75,790    $71,290    $90,498    $86,998  $145,360
Advisers Management
Trust Growth Portfolio

Neuberger & Berman        09/10/84   $64,304   $59,304        $0        $0       $0         $0         $0         $0        $0
Advisers Management
Trust - Limited
Maturity Bond Portfolio

Neuberger & Berman        11/03/97   $50,982   $45,982   $53,155   $48,155  $54,155    $49,655    $57,228    $53,728   $76,236
Advisers Management
Trust - Guardian

Neuberger & Berman        03/22/94   $50,894   $45,894   $65,245   $60,245  $82,574    $78,074         $0         $0        $0
Advisers Management
Trust - Partners
Portfolio


Oppenheimer Variable      04/30/85   $52,160   $47,160   $55,663   $50,663  $56,977    $52,477    $62,366    $58,866   $96,026
Account Fund - Bond
Fund

Oppenheimer Variable      11/12/90   $55,726   $50,726   $66,639   $61,639  $76,674    $72,174    $70,510    $67,010        $0
Account Fund - Global
Securities Fund

Oppenheimer Variable      04/03/85   $60,559   $55,559   $74,940   $69,940  $91,651    $87,151   $120,685   $117,185  $188,091
Account Fund - Growth
Fund

Oppenheimer Variable      02/09/87   $52,088   $47,088   $59,639   $54,639  $67,280    $62,780    $76,383    $72,883  $114,492
Account Fund - Multiple
Strategies Fund


Strong Variable           05/08/92   $52,384   $47,384   $56,994   $51,994  $56,119    $51,619    $68,517    $65,017        $0
Insurance Fund, Inc. -
Discovery Fund II

Strong Variable           10/20/95   $46,504   $41,504   $39,283   $34,283  $42,354    $37,854         $0         $0        $0
Insurance Fund, Inc. -
International Fund II

Strong Variable           05/08/92   $55,452   $50,452   $67,950   $62,950  $78,417    $73,917    $97,518    $94,018        $0
Insurance Fund, Inc. -
Opportunity Fund II




                                        10                            INCEPTION TO
                                       YEARS                          12/31/98
                                     TO 12/31/98

                                      CASH                              CASH
 UNDERLYING INVESTMENT                SURR.             ACCUM           SURR.
        OPTIONS                       VALUE             VALUE           VALUE
American Century VP                        $0           $97,226         $95,226
Balanced

American Century VP                   $91,077           $93,524         $93,524
Capital Appreciation

American Century VP                        $0           $66,400         $61,400
Income and Growth

American Century VP                        $0           $76,984         $73,484
International

American Century VP                        $0           $69,682         $65,182
Value


Dreyfus Socially                           $0          $130,637        $127,637
Responsible Growth
Fund

Dreyfus Stock Index                        $0          $174,100        $174,100
Fund

Dreyfus Variable                           $0          $134,423        $131,423
Investment Fund Capital
Appreciation Fund

Dreyfus Variable                           $0          $112,516        $109,016
Investment Fund Growth
& Income Fund


Fidelity VIP Fund II -                     $0          $125,441        $125,441
Asset Manager Portfolio

Fidelity VIP Fund II -                     $0          $124,473        $120,473
Contrafund Portfolio

Fidelity VIP Fund -                  $169,295          $199,092        $199,092
Equity Income Portfolio

Fidelity VIP Fund III -                    $0          $115,553        $111,553
Growth Opportunity
Portfolio

Fidelity VIP Fund -                  $233,628          $272,445        $272,445
Growth Portfolio

Fidelity VIP Fund -                  $113,854          $153,297        $153,297
High Income Portfolio

Fidelity VIP Fund -                  $103,266          $101,920        $101,920
Overseas Portfolio


Morgan Stanley Emerging                    $0           $34,838         $29,838
Markets Debt Portfolio


Van Kampen American                        $0           $75,274         $71,274
Capital Life Investment
Trust Stanley Real
Estate Securities
Portfolio


NSAT Capital                               $0          $139,984        $137,484
Appreciation Fund

NSAT Government Bond                  $96,573          $151,861        $151,861
Fund

NSAT Money Market Fund                $67,039          $110,014        $110,014

NSAT Small Company Fund                    $0           $77,136         $73,136

NSAT Small Cap Value                       $0           $46,396         $41,396
Fund

NSAT Total Return Fund               $166,506          $424,470        $424,470


Neuberger & Berman                   $145,360          $245,729        $245,729
Advisers Management
Trust Growth Portfolio

Neuberger & Berman                         $0           $67,383         $62,383
Advisers Management
Trust - Limited
Maturity Bond Portfolio

Neuberger & Berman                    $76,236          $108,963        $108,963
Advisers Management
Trust - Guardian

Neuberger & Berman                         $0          $105,547        $102,047
Advisers Management
Trust - Partners
Portfolio


Oppenheimer Variable                  $96,026          $132,343        $132,343
Account Fund - Bond
Fund

Oppenheimer Variable                       $0          $107,519        $106,019
Account Fund - Global
Securities Fund

Oppenheimer Variable                 $188,091          $290,669        $290,669
Account Fund - Growth
Fund

Oppenheimer Variable                 $114,492          $141,241        $141,241
Account Fund - Multiple
Strategies Fund


Strong Variable                            $0           $87,540         $85,040
Insurance Fund, Inc. -
Discovery Fund II

Strong Variable                            $0           $43,206         $39,206
Insurance Fund, Inc. -
International Fund II

Strong Variable                            $0          $136,674        $134,174
Insurance Fund, Inc. -
Opportunity Fund II

                                     1 YEAR TO                      2 YEARS TO            3 YEARS TO          5 YEARS TO
                                     12/31/98                        12/31/98               12/31/98          12/31/98


                         FUND                  CASH                CASH                CASH                  CASH
 UNDERLYING INVESTMENT   INCEPTION   ACCUM     SURR.     ACCUM     SURR.    ACCUM      SURR.      ACCUM      SURR.     ACCUM
        OPTIONS          DATE**      VALUE     VALUE     VALUE     VALUE    VALUE      VALUE      VALUE      VALUE     VALUE
Van Eck Worldwide         09/01/89    $55,067   $50,067   $55,072  $50,072   $55,150    $50,650   $60,905   $57,405         $0
Insurance Trust -
Worldwide Bond Fund

Van Eck Worldwide         12/27/95    $32,170   $27,170   $27,776  $22,776   $34,408    $29,908        $0        $0         $0
Insurance Trust -
Worldwide Emerging
Markets Fund

Van Eck Worldwide         09/01/89    $33,714   $28,714   $32,378  $27,378   $37,338    $32,838   $37,643   $34,143         $0
Insurance Trust -
Worldwide Hard Assets
Fund


Warburg Pincus Trust -    06/30/95    $51,449   $46,449   $49,120  $44,120   $52,769    $48,269        $0        $0         $0
International Equity
Portfolio

Warburg Pincus Trust -    09/30/96    $52,017   $47,017   $57,585  $52,585        $0         $0        $0        $0         $0
Post Venture Capital
Portfolio

Warburg Pincus Trust -    06/30/95    $47,445   $42,445   $53,595  $48,595   $59,630    $55,130        $0        $0         $0
Small Company Growth
Portfolio

                               10                                   INCEPTION TO
                              YEARS                                 12/31/98
                            TO 12/31/98

                             CASH                                     CASH
 UNDERLYING INVESTMENT       SURR.               ACCUM                SURR.
        OPTIONS              VALUE               VALUE                VALUE
Van Eck Worldwide                 $0              $74,500             $74,500
Insurance Trust -
Worldwide Bond Fund

Van Eck Worldwide                 $0              $33,997             $29,997
Insurance Trust -
Worldwide Emerging
Markets Fund

Van Eck Worldwide                 $0              $48,827             $48,827
Insurance Trust -
Worldwide Hard Assets
Fund


Warburg Pincus Trust -            $0              $55,957             $51,957
International Equity
Portfolio

Warburg Pincus Trust -            $0              $55,873             $51,373
Post Venture Capital
Portfolio

Warburg Pincus Trust -            $0              $73,726             $69,726
Small Company Growth
Portfolio


   The preceding cash value performance table shows the effect of the performance quoted on accumulated values and cash surrender values, based on a hypothetical annual premium of $50,000 for a 50 year-old male, simplified, with a level death benefit and an initial specified amount of $165,397. The cash surrender value figures reflect the deduction of the applicable fund-level investment advisory fees and an asset fee comprised of a mortality and expense risk charge, the applicable cost of insurance charges, tax expense charges and an annual administrative charge. Performance for the cash surrender value columns reflect the deduction of the applicable surrender charge at the end of each period. See the "Policy Charges" section for more information about these charges. The cost of insurance charges may be higher or lower for purchasers who do not meet the profile of the hypothetical purchaser. Illustrations reflecting a potential purchaser's specific characteristics are available from Nationwide upon request.

   **The underlying mutual fund inception date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the cash values will show the investment performance such underlying mutual funds would have achieved (reduced by any applicable variable account and policy charges, and underlying mutual fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, the cash values may not be available for all of the periods shown.

                          Independent Auditors' Report



The Board of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide VLI Separate Account-2:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VLI Separate Account-2 as of December 31, 1998, and the related statements of operations and changes in contract owners' equity for each of the years in the three year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1998, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide VLI Separate Account-2 as of December 31, 1998, and the results of its operations and its changes in contract owners' equity for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Columbus, Ohio
February 5, 1999

                        NATIONWIDE VLI SEPARATE ACCOUNT-2

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                DECEMBER 31, 1998



ASSETS:
Investments at market value:
   American Century VP - American Century VP Balanced (ACVPBal)
      667,058 shares (cost $5,343,930) ......................................   $  5,563,263
   American Century VP - American Century VP Capital Appreciation (ACVPCapAp)
      1,285,611 shares (cost $13,112,689) ...................................     11,596,209
   American Century VP - American Century VP Income & Growth (ACVPIncGr)
      227,927 shares (cost $1,413,839) ......................................      1,545,347
   American Century VP - American Century VP International (ACVPInt)
      1,806,789 shares (cost $13,291,133) ...................................     13,767,730
   American Century VP - American Century VP Value (ACVPValue)
      403,199 shares (cost $2,677,987) ......................................      2,713,527
   The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)
      388,872 shares (cost $11,240,402) .....................................     12,086,156
   Dreyfus Stock Index Fund (DryStkIx)
      2,430,963 shares (cost $68,540,273) ...................................     79,054,923
   Dreyfus VIF - Capital Appreciation Portfolio (DryCapAp)
      129,312 shares (cost $4,499,999) ......................................      4,669,456
   Dreyfus VIF - Growth and Income Portfolio (DryGrInc)
      97,841 shares (cost $2,176,879) .......................................      2,214,133
   Fidelity VIP - Equity-Income Portfolio (FidVIPEI)
      3,288,235 shares (cost $68,688,982) ...................................     83,586,925
   Fidelity VIP - Growth Portfolio (FidVIPGr)
      2,610,901 shares (cost $98,245,877) ...................................    117,151,133
   Fidelity VIP - High Income Portfolio (FidVIPHI)
      2,372,894 shares (cost $29,208,547) ...................................     27,359,471
   Fidelity VIP - Overseas Portfolio (FidVIPOv)
      1,108,508 shares (cost $21,869,861) ...................................     22,225,589
   Fidelity VIP-II - Asset Manager Portfolio (FidVIPAM)
      1,776,182 shares (cost $27,388,181) ...................................     32,255,471
   Fidelity VIP-II - Contrafund Portfolio (FidVIPCon)
      2,039,961 shares (cost $38,346,102) ...................................     49,856,648
   Fidelity VIP-III - Growth Opportunities Portfolio (FidVIPGrOp)
      257,373 shares (cost $5,282,575) ......................................      5,888,693
   Morgan Stanley - Emerging Markets Debt Portfolio (MSEmMkt)
      55,772 shares (cost $371,601) .........................................        340,210
   Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
      1,553,137 shares (cost $38,080,554) ...................................     41,297,903
   Nationwide SAT - Government Bond Fund (NSATGvtBd)
      1,202,610 shares (cost $14,267,240) ...................................     14,058,510
   Nationwide SAT - Money Market Fund (NSATMyMkt)
      44,571,880 shares (cost $44,571,880) ..................................     44,571,880
   Nationwide SAT - Small Cap Value Fund (NSATSmCapV)
      88,617 shares (cost $809,334) .........................................        840,976

      Nationwide SAT - Small Company Fund (NSATSmCo)
         1,093,214 shares (cost $17,223,078) ............................     17,502,348
      Nationwide SAT - Total Return Fund (NSATTotRe)
         5,388,073 shares (cost $83,326,583) ............................     99,140,546
      Neuberger &Berman AMT - Growth Portfolio (NBAMTGro)
         932,473 shares (cost $22,947,521) ..............................     24,514,709
      Neuberger & Berman AMT - Guardian Portfolio (NBAMTGuard)
         62,015 shares (cost $804,621) ..................................        858,282
      Neuberger &Berman AMT - Limited Maturity Bond Portfolio (NBAMTLMat)
         363,249 shares (cost $5,022,473) ...............................      5,020,101
      Neuberger &Berman AMT - Partners Portfolio (NBAMTPart)
         1,847,861 shares (cost $36,287,150) ............................     34,980,006
      Oppenheimer VAF - Bond Fund (OppBdFd)
         1,003,501 shares (cost $12,261,046) ............................     12,363,132
      Oppenheimer VAF - Global Securities Fund (OppGlSec)
         957,560 shares (cost $18,773,976) ..............................     21,133,338
      Oppenheimer VAF - Growth Fund (OppGro)
         164,365 shares (cost $5,914,563) ...............................      6,027,268
      Oppenheimer VAF - Multiple Strategies Fund (OppMult)
         833,758 shares (cost $13,141,814) ..............................     14,215,574
      Strong Opportunity Fund II, Inc. (StOpp2)
         1,429,116 shares (cost $27,438,063) ............................     31,040,403
      Strong VIF - Strong Discovery Fund II (StDisc2)
         656,556 shares (cost $8,140,634) ...............................      8,351,399
      Strong VIF - Strong International Stock Fund II (StIntStk2)
         226,407 shares (cost $2,171,645) ...............................      1,987,856
      Van Eck WIT - Worldwide Bond Fund (VEWrldBd)
         288,886 shares (cost $3,540,727) ...............................      3,547,526
      Van Eck WIT - Worldwide Emerging Markets Fund (VEWrldEMkt)
         260,082 shares (cost $1,743,623) ...............................      1,851,783
      Van Eck WIT - Worldwide Hard Assets Fund (VEWrldHAs)
         448,922 shares (cost $4,172,279) ...............................      4,130,087
      Van Kampen American Capital LIT -
      Morgan Stanley Real Estate Securities Portfolio (VKMSRESec)
         475,308 shares (cost $7,366,326) ...............................      6,540,232
      Warburg Pincus Trust - International Equity Portfolio (WPIntEq)
         845,293 shares (cost $9,714,262) ...............................      9,289,767
      Warburg Pincus Trust - Post Venture Capital Portfolio (WPPVenCap)
         93,442 shares (cost $1,035,844) ................................      1,100,743
      Warburg Pincus Trust - Small Company Growth Portfolio (WPSmCoGr)
         948,154 shares (cost $15,361,244) ..............................     15,179,948
                                                                            ------------
            Total investments ...........................................    891,419,201
   Accounts receivable ..................................................      2,737,278
                                                                            ------------
            Total assets ................................................    894,156,479
ACCOUNTS PAYABLE ........................................................        -
                                                                            ------------
CONTRACT OWNERS' EQUITY (NOTE 7) ........................................   $894,156,479
                                                                            ============




See accompanying notes to financial statements.

                       NATIONWIDE VLI SEPARATE ACCOUNT-2
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1998, 1997 and 1996

                                                         Total                                      ACVPBal
                                        --------------------------------------               ---------------------
                                        1998             1997             1996               1998             1997
                                        ----             ----             ----               ----             ----
Investment activity:
Reinvested dividends ...........   $  11,649,564        9,547,366        6,387,808           73,602           32,123
Mortality and expense charges
  (note 3) .....................      (6,238,523)      (4,642,993)      (2,983,466)         (38,972)         (27,654)
                                   -------------     ------------     ------------       ----------        ---------

Net investment activity ........       5,411,041        4,904,373        3,404,342           34,630            4,469
                                   -------------     ------------     ------------       ----------        ---------
Proceeds from mutual fund
  shares sold ..................     760,513,313      443,749,426      275,979,207        1,247,480        2,604,070
Cost of mutual funds sold ......    (729,684,314)    (409,583,997)    (266,008,543)      (1,152,261)      (2,212,633)
                                   -------------     ------------     ------------       ----------        ---------
  Realized gain (loss) on
    investments ................      30,828,999       34,165,429        9,970,664           95,219          391,437
Change in unrealized gain (loss)
  on investments ...............      26,818,372       31,280,650       12,175,328           37,264          (79,247)
                                   -------------     ------------     ------------       ----------        ---------

Net gain (loss) on investments .      57,647,371       65,446,079       22,145,992          132,483          312,190
                                   -------------     ------------     ------------       ----------        ---------
Reinvested capital gains .......      43,742,310       19,594,720       10,584,883          456,397          126,772
                                   -------------     ------------     ------------       ----------        ---------
    Net change in contract
      owners' equity resulting
      from operations ..........     106,800,722       89,945,172       36,135,217          623,510          443,431
                                   -------------     ------------     ------------       ----------        ---------
Equity transactions:
Purchase payments received
  from contract owners .........     213,764,519      218,381,791      174,104,282          617,960          560,697
Transfers between funds ........              --               --               --        1,045,491          402,250
Surrenders .....................     (20,881,099)     (11,960,967)      (6,124,049)        (139,847)        (201,818)
Death benefits (note 4) ........      (1,636,729)        (664,672)        (730,700)         (12,665)         (18,479)
Policy loans (net of repayments)
  (note 5) .....................     (15,272,227)      (9,898,715)      (6,468,023)         (97,880)         (62,819)
Deductions for surrender charges
  (note 2d) ....................      (2,374,941)      (1,603,674)        (721,263)         (16,788)         (27,058)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ............     (44,274,845)     (34,553,252)     (24,075,896)        (164,907)         (31,708)
Deductions for asset charges
   (note 3) ....................        (556,243)        (227,535)         (20,037)          (3,475)          (1,282)
                                   -------------     ------------     ------------       ----------        ---------
    Net equity transactions ....     128,768,435      159,472,976      135,964,314        1,227,889          619,783
                                   -------------     ------------     ------------       ----------        ---------
Net change in contract
  owners' equity ...............     235,569,157      249,418,148      172,099,531        1,851,399        1,063,214
Contract owners' equity
  beginning of period ..........     658,587,322      409,169,174      237,069,643        3,711,460        2,648,246
                                   -------------     ------------     ------------       ----------        ---------
Contract owners' equity
  end of period ................   $ 894,156,479      658,587,322      409,169,174        5,562,859        3,711,460
                                   =============      ===========      ===========        =========        =========


                                      ACVPBal                       ACVPCapAp
                                   -----------    -----------------------------------------
                                        1996           1998           1997           1996
                                        ----           ----           ----           ----
Investment activity:
Reinvested dividends ...........        37,120             --             --             --
Mortality and expense charges
  (note 3) .....................       (19,284)       (82,384)      (104,781)      (103,669)
                                   -----------    -----------    -----------    -----------
Net investment activity ........        17,836        (82,384)      (104,781)      (103,669)
Proceeds from mutual fund
  shares sold ..................       308,084      5,476,348     32,724,781     29,396,492
Cost of mutual funds sold ......      (253,217)    (6,203,432)   (32,719,977)   (28,812,207)
  Realized gain (loss) on
    investments ................        54,867       (727,084)         4,804        584,285
Change in unrealized gain (loss)
  on investments ...............       104,799        (95,403)      (649,578)    (2,360,038)
                                   -----------    -----------    -----------    -----------
Net gain (loss) on investments .       159,666       (822,487)      (644,774)    (1,775,753)
                                   -----------    -----------    -----------    -----------
Reinvested capital gains .......        48,770        626,545        235,181      1,326,118
                                   -----------    -----------    -----------    -----------
    Net change in contract
      owners' equity resulting
      from operations ..........       226,272       (278,326)      (514,374)      (553,304)
                                   -----------    -----------    -----------    -----------
Equity transactions:
Purchase payments received
  from contract owners .........       293,943      2,567,119      2,396,050      1,943,037
Transfers between funds ........       705,211     (1,460,314)      (731,351)       854,921
Surrenders .....................       (50,854)      (537,440)      (294,647)      (333,226)
Death benefits (note 4) ........          (142)        (1,791)          (279)        (6,887)
Policy loans (net of repayments)
  (note 5) .....................       (33,101)      (208,014)      (317,723)       (76,974)
Deductions for surrender charges
  (note 2d) ....................        (5,989)       (63,643)       (39,505)       (39,246)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ............       (15,745)      (533,669)      (354,495)      (285,952)
Deductions for asset charges
   (note 3) ....................          (130)        (7,346)        (4,187)          (587)
                                   -----------    -----------    -----------    -----------
    Net equity transactions ....       893,193       (245,098)       653,863      2,055,086
                                   -----------    -----------    -----------    -----------

Net change in contract
  owners' equity ...............     1,119,465       (523,424)       139,489      1,501,782
Contract owners' equity
  beginning of period ..........     1,528,781     12,118,077     11,978,588     10,476,806
                                   -----------    -----------    -----------    -----------
Contract owners' equity
  end of period ................     2,648,246     11,594,653     12,118,077     11,978,588
                                   ===========    ===========    ===========    ===========

                       NATIONWIDE VLI SEPARATE ACCOUNT-2
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1998, 1997 and 1996

                                                   ACVPIncGr                                ACVPInt
                                   ------------------------------------------   --------------------------
                                       1998          1997           1996              1998            1997
                                       ----          ----           ----              ----            ----
Investment activity:
Reinvested dividends ...........    $    7,293              --             --        48,574         39,611
Mortality and expense charges
  (note 3) .....................        (7,590)             --             --      (100,304)       (43,589)
                                    ----------    ------------   ------------   -----------    -----------
Net investment activity ........          (297)             --             --       (51,730)        (3,978)
                                    ----------    ------------   ------------   -----------    -----------
Proceeds from mutual fund
  shares sold ..................       579,403              --             --    26,953,998     12,528,472
Cost of mutual funds sold ......      (585,659)             --             --   (26,717,868)   (11,671,277)
                                     ----------    ------------   ------------   -----------    -----------
  Realized gain (loss) on
    investments ................        (6,256)             --             --       236,130        857,195
Change in unrealized gain (loss)
  on investments ...............       131,508              --             --       538,699       (221,309)
                                    ----------    ------------   ------------   -----------    -----------
Net gain (loss) on investments .       125,252              --             --       774,829        635,886
                                    ----------    ------------   ------------   -----------    -----------
Reinvested capital gains .......            --              --             --       498,647         76,392
                                    ----------    ------------   ------------   -----------    -----------
    Net change in contract
      owners' equity resulting
      from operations ..........       124,955              --             --     1,221,746        708,300
                                    ----------    ------------   ------------   -----------    -----------
Equity transactions:
Purchase payments received
  from contract owners .........       115,227              --             --     1,075,296        827,281
Transfers between funds ........     1,333,797              --             --     5,394,451      1,897,413
Surrenders .....................        (9,343)             --             --       (91,333)       (37,650)
Death benefits (note 4) ........            (1)             --             --       (11,988)            --
Policy loans (net of repayments)
  (note 5) .....................        (3,122)             --             --       (25,253)      (123,364)
Deductions for surrender charges
  (note 2d) ....................          (970)             --             --        (7,357)        (5,048)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ............       (14,226)             --             --      (371,602)      (116,507)
Deductions for asset charges
   (note 3) ....................          (677)             --             --        (8,943)        (2,276)
                                    ----------    ------------   ------------   -----------    -----------
    Net equity transactions ....     1,420,685              --             --     5,953,271      2,439,849
                                    ----------    ------------   ------------   -----------    -----------

Net change in contract
  owners' equity ...............     1,545,640              --             --     7,175,017      3,148,149
Contract owners' equity
  beginning of period ..........            --              --             --     6,586,196      3,438,047
                                    ----------    ------------   ------------   -----------    -----------
Contract owners' equity
  end of period ................    $1,545,640              --             --    13,761,213      6,586,196
                                    ==========    ============   ============   ===========    ===========


                                         ACVPInt                ACVPValue
                                      -----------   --------------------------------------
                                          1996          1998          1997          1996
                                          ----          ----          ----          ----
Investment activity:

Reinvested dividends ...............       27,668        14,238         1,245            --
Mortality and expense charges
  (note 3) .........................      (20,991)      (19,998)       (7,498)          (42)
                                       ----------    ----------    ----------    ----------
Net investment activity ............        6,677        (5,760)       (6,253)          (42)
                                       ----------    ----------    ----------     ---------
Proceeds from mutual fund
  shares sold ......................    2,744,824     3,978,821     2,118,031            --
Cost of mutual funds sold ..........   (2,625,412)   (4,072,379)   (1,966,550)           --
                                       ----------    ----------    ----------     ---------
  Realized gain (loss) on
    investments ....................      119,412       (93,558)      151,481            --
Change in unrealized gain (loss)
  on investments ...................      131,744         7,367        28,166           (54)
                                       ----------    ----------    ----------    ----------
Net gain (loss) on investments .....      251,156       (86,191)      179,647           (54)
                                       ----------    ----------    ----------    ----------
Reinvested capital gains ...........        9,222       169,984         2,540            --
                                       ----------    ----------    ----------    ----------
    Net change in contract
      owners' equity resulting
      from operations ..............      267,055        78,033       175,934           (96)
                                       ----------    ----------    ----------    ----------
Equity transactions:
Purchase payments received
  from contract owners .............      440,016       402,104       111,600            64
Transfers between funds ............    1,731,900       705,143     1,429,037         9,189
Surrenders .........................      (30,514)      (64,948)       (4,196)          (19)
Death benefits (note 4) ............           --            (2)           --            --
Policy loans (net of repayments)
  (note 5) .........................      (14,420)      (39,222)       (2,706)           --
Deductions for surrender charges
  (note 2d) ........................       (3,594)       (5,005)         (563)           (2)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ................      (60,957)      (76,187)       (2,525)           (7)
Deductions for asset charges
   (note 3) ........................         (168)       (1,783)         (593)           --
                                       ----------    ----------    ----------    ----------
    Net equity transactions ........    2,062,263       920,100     1,530,054         9,225
                                       ----------    ----------    ----------    ----------

Net change in contract
  owners' equity ...................    2,329,318       998,133     1,705,988         9,129
Contract owners' equity
  beginning of period ..............    1,108,729     1,715,117         9,129            --
                                       ----------    ----------    ----------    ----------
Contract owners' equity
  end of period ....................    3,438,047     2,713,250     1,715,117         9,129
                                       ==========    ==========    ==========    ==========

                       NATIONWIDE VLI SEPARATE ACCOUNT-2
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                  DrySRGro                                      DryStkix
                                   -----------------------------------------    ----------------------------------------
                                        1998           1997           1996           1998           1997           1996
                                        ----           ----           ----           ----           ----           ----
Investment activity:
Reinvested dividends ...........  $     18,491         24,764          6,374        840,788        488,743        212,732
Mortality and expense charges
  (note 3) .....................       (76,955)       (44,201)       (18,622)      (508,329)      (258,618)       (93,077)
                                  ------------    -----------    -----------    -----------    -----------    -----------
Net investment activity ........       (58,464)       (19,437)       (12,248)       332,459        230,125        119,655
                                  ------------    -----------    -----------    -----------    -----------    -----------
Proceeds from mutual fund
  shares sold ..................    30,530,607      6,036,906      3,195,875     34,044,658     12,995,115      4,656,338
Cost of mutual funds sold ......   (29,068,944)    (5,411,329)    (2,863,782)   (26,882,152)   (10,012,154)    (3,763,242)
                                  ------------    -----------    -----------    -----------    -----------    -----------
  Realized gain (loss) on
    investments ................     1,461,663        625,577        332,093      7,162,506      2,982,961        893,096
Change in unrealized gain (loss)
  on investments ...............       619,023        301,151       (119,764)     6,892,116      2,734,985        553,288
                                  ------------    -----------    -----------    -----------    -----------    -----------
Net gain (loss) on investments .     2,080,686        926,728        212,329     14,054,622      5,717,946      1,446,384
                                  ------------    -----------    -----------    -----------    -----------    -----------
Reinvested capital gains .......       429,304        192,785        114,244        156,109      1,196,951        240,306
                                  ------------    -----------    -----------    -----------    -----------    -----------
    Net change in contract
      owners' equity resulting
      from operations ..........     2,451,526      1,100,076        314,325     14,543,190      7,145,022      1,806,345
                                  ------------    -----------    -----------    -----------    -----------    -----------
Equity transactions:
Purchase payments received
  from contract owners .........     2,646,682      1,226,366        387,401      8,792,308      6,007,824      2,423,394
Transfers between funds ........     1,547,337      2,303,963      1,261,823     15,454,943     16,661,441      7,060,289
Surrenders .....................      (808,738)      (145,994)       (23,790)      (489,388)      (380,643)      (115,515)
Death benefits (note 4) ........        (3,645)        (6,412)          (126)      (395,851)       (33,328)        (2,844)
Policy loans (net of repayments)
  (note 5) .....................      (431,011)      (107,480)       (35,903)      (500,204)      (210,457)      (108,558)
Deductions for surrender charges
  (note 2d) ....................      (101,807)       (19,574)        (2,802)       (44,357)       (51,035)       (13,605)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ............      (448,348)       (82,935)       (34,935)    (2,263,707)      (618,664)      (240,014)
Deductions for asset charges
   (note 3) ....................        (6,861)        (2,493)          (144)       (45,324)       (15,198)          (758)
                                  ------------    -----------    -----------    -----------    -----------    -----------
    Net equity transactions ....     2,393,609      3,165,441      1,551,524     20,508,420     21,359,940      9,002,389
                                  ------------    -----------    -----------    -----------    -----------    -----------

Net change in contract
  owners' equity ...............     4,845,135      4,265,517      1,865,849     35,051,610     28,504,962     10,808,734
Contract owners' equity
  beginning of period ..........     7,215,240      2,949,723      1,083,874     43,989,896     15,484,934      4,676,200
                                  ------------    -----------    -----------    -----------    -----------    -----------
Contract owners' equity
  end of period ................  $ 12,060,375      7,215,240      2,949,723     79,041,506     43,989,896     15,484,934
                                  ============      =========      =========     ==========     ==========     ==========


                                                  DryCapAp
                                  ------------------------------------
                                        1998            1997      1996
                                        ----            ----      ----
Investment activity:
Reinvested dividends ...........       24,846          4,780       --
Mortality and expense charges
  (note 3) .....................      (27,124)        (1,877)      --
                                  -----------    -----------    -----
Net investment activity ........       (2,278)         2,903       --
                                  -----------    -----------    -----
Proceeds from mutual fund
  shares sold ..................   20,319,146      3,153,711       --
Cost of mutual funds sold ......  (19,666,415)    (3,172,025)      --
                                  -----------    -----------    -----
  Realized gain (loss) on
    investments ................      652,731        (18,314)      --
Change in unrealized gain (loss)
  on investments ...............      173,020         (3,579)      --
                                  -----------    -----------    -----
Net gain (loss) on investments .      825,751        (21,893)      --
                                  -----------    -----------    -----
Reinvested capital gains .......        1,151            400       --
                                  -----------    -----------    -----
    Net change in contract
      owners' equity resulting
      from operations ..........      824,624        (18,590)      --
                                  -----------    -----------    -----
Equity transactions:
Purchase payments received
  from contract owners .........      502,552         26,933       --
Transfers between funds ........    3,058,005        425,397       --
Surrenders .....................      (44,456)        (1,058)      --
Death benefits (note 4) ........           (4)            --       --
Policy loans (net of repayments)
  (note 5) .....................      (18,317)           (33)      --
Deductions for surrender charges
  (note 2d) ....................       (5,020)          (142)      --
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ............      (77,478)          (762)      --
Deductions for asset charges
   (note 3) ....................       (2,418)          (149)      --
                                  -----------    -----------    -----
    Net equity transactions ....    3,412,864        450,186       --
                                  -----------    -----------    -----

Net change in contract
  owners' equity ...............    4,237,488        431,596       --
Contract owners' equity
  beginning of period ..........      431,596             --       --
                                  -----------    -----------    -----
Contract owners' equity
  end of period ................    4,669,084        431,596       --
                                    =========        =======    =====

                       NATIONWIDE VLI SEPARATE ACCOUNT-2
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1998, 1997 and 1996

                                                        DryGrinc                                       FidVIPEI
                                   -------------------------------------------    -------------------------------------------
                                        1998             1997           1996            1998             1997           1996
                                        ----             ----           ----            ----             ----           ----
Investment activity:
Reinvested dividends ...........    $    17,968           8,082              --        997,915         783,723          46,329
Mortality and expense charges
  (note 3) .....................        (15,042)         (5,230)             --       (614,949)       (498,094)       (338,519)
                                    -----------    ------------    ------------   ------------    ------------    ------------
Net investment activity ........          2,926           2,852              --        382,966         285,629        (292,190)
                                    -----------    ------------    ------------   ------------    ------------    ------------
Proceeds from mutual fund
  shares sold ..................      2,469,056       2,254,831              --      6,996,930       6,293,311       6,728,246
Cost of mutual funds sold ......     (2,437,658)     (2,197,145)             --     (4,750,633)     (4,356,281)     (5,352,183)
                                    -----------    ------------    ------------   ------------    ------------    ------------
  Realized gain (loss) on
    investments ................         31,398          57,686              --      2,246,297       1,937,030       1,376,063
Change in unrealized gain (loss)
  on investments ...............        115,375         (78,166)             --      1,497,328       7,168,421       2,155,544
                                    -----------    ------------    ------------   ------------    ------------    ------------
Net gain (loss) on investments .        146,773         (20,480)             --      3,743,625       9,105,451       3,531,607
                                    -----------    ------------    ------------   ------------    ------------    ------------
Reinvested capital gains .......         29,897          70,270              --      3,551,403       3,940,387       1,328,108
                                    -----------    ------------    ------------   ------------    ------------    ------------
    Net change in contract
      owners' equity resulting
      from operations ..........        179,596          52,642              --      7,677,994      13,331,467       4,567,525
                                    -----------    ------------    ------------   ------------    ------------    ------------
Equity transactions:
Purchase payments received
  from contract owners .........      1,960,370         186,196              --     10,207,531      11,073,470       8,100,500
Transfers between funds ........        533,213         972,727              --      2,383,113       7,046,924       8,008,996
Surrenders .....................       (701,730)         (2,948)             --       (904,020)     (1,110,322)       (532,338)
Death benefits (note 4) ........             (2)             --              --        (80,375)        (73,247)       (146,188)
Policy loans (net of repayments)
  (note 5) .....................       (801,908)         (3,749)             --       (597,978)       (781,383)       (504,548)
Deductions for surrender charges
  (note 2d) ....................        (90,325)           (395)             --        (83,892)       (148,867)        (62,696)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ............        (66,760)         (1,204)             --     (4,711,838)     (4,404,162)     (3,117,070)
Deductions for asset charges
   (note 3) ....................         (1,341)           (416)             --        (54,830)        (24,090)         (2,195)
                                    -----------    ------------    ------------   ------------    ------------    ------------
    Net equity transactions ....        831,517       1,150,211              --      6,157,711      11,578,323      11,744,461
                                    -----------    ------------    ------------   ------------    ------------    ------------

Net change in contract
  owners' equity ...............      1,011,113       1,202,853              --     13,835,705      24,909,790      16,311,986
Contract owners' equity
  beginning of period ..........      1,202,853              --              --     69,728,573      44,818,783      28,506,797
                                    -----------    ------------    ------------   ------------    ------------    ------------
Contract owners' equity
  end of period ................    $ 2,213,966       1,202,853              --     83,564,278      69,728,573      44,818,783
                                    ===========    ============    ============    ===========      ==========     ===========

                                                   FidVIPGr
                                ---------------------------------------------
                                       1998             1997            1996
                                       ----             ----            ----
Investment activity:
Reinvested dividends ...........      398,089         370,457          95,668
Mortality and expense charges
  (note 3) .....................     (759,610)       (560,322)       (401,774)
                                 ------------    ------------    ------------
Net investment activity ........     (361,521)       (189,865)       (306,106)
                                 ------------    ------------    ------------
Proceeds from mutual fund
  shares sold ..................   85,473,779      46,683,280      40,156,823
Cost of mutual funds sold ......  (75,903,979)    (40,913,295)    (40,192,712)
                                 ------------    ------------    ------------
  Realized gain (loss) on
    investments ................    9,569,800       5,769,985         (35,889)
Change in unrealized gain (loss)
  on investments ...............   10,952,975       5,352,235       2,985,844
                                 ------------    ------------    ------------
Net gain (loss) on investments .   20,522,775      11,122,220       2,949,955
                                 ------------    ------------    ------------
Reinvested capital gains .......   10,413,177       1,658,235       2,415,616
                                 ------------    ------------    ------------
    Net change in contract
      owners' equity resulting
      from operations ..........   30,574,431      12,590,590       5,059,465
                                 ------------    ------------    ------------
Equity transactions:
Purchase payments received
  from contract owners .........   11,800,595      12,214,633       9,003,984
Transfers between funds ........    6,611,922       1,631,518      10,555,655
Surrenders .....................   (1,541,170)     (1,311,193)       (794,363)
Death benefits (note 4) ........      (54,733)        (86,298)       (141,589)
Policy loans (net of repayments)
  (note 5) .....................     (593,726)       (970,109)       (722,540)
Deductions for surrender charges
  (note 2d) ....................     (161,482)       (175,799)        (93,557)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ............   (4,387,847)     (2,800,521)     (2,100,258)
Deductions for asset charges
   (note 3) ....................      (67,729)        (25,899)         (2,639)
                                 ------------    ------------    ------------
    Net equity transactions ....   11,605,830       8,476,332      15,704,693
                                 ------------    ------------    ------------

Net change in contract
  owners' equity ...............   42,180,261      21,066,922      20,764,158
Contract owners' equity
  beginning of period ..........   74,962,498      53,895,576      33,131,418
                                 ------------    ------------    ------------
Contract owners' equity
  end of period ................  117,142,759      74,962,498      53,895,576
                                  ===========      ==========    ============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-2
STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
Years Ended December 31, 1998, 1997 and 1996

                                                          FidVIPHI                               FidVIPOv
                                                ---------------------------     ----------------------------------------
                                                     1998             1997          1996            1998           1997
                                                     ----             ----          ----            ----           ----
Investment activity:
Reinvested dividends .........................  $  1,930,736      1,246,428        778,006        372,727        285,975
Mortality and expense charges
  (note 3) ...................................      (211,621)      (183,573)      (124,686)      (167,806)      (153,477)
                                                ------------    -----------    -----------    -----------    -----------
Net investment activity ......................     1,719,115      1,062,855        653,320        204,921        132,498
                                                ------------    -----------    -----------    -----------    -----------
Proceeds from mutual fund
  shares sold ................................    16,168,581     10,300,446      8,573,109     23,614,905     13,404,627
Cost of mutual funds sold ....................  $(16,734,695)    (9,520,272)    (8,171,739)   (22,518,443)   (11,354,404)
                                                ------------    -----------    -----------    -----------    -----------
  Realized gain (loss) on
    investments ..............................      (566,114)       780,174        401,370      1,096,462      2,050,223
Change in unrealized gain (loss)
  on investments .............................    (3,958,695)     1,203,652        323,859          2,343     (1,243,832)
                                                ------------    -----------    -----------    -----------    -----------
Net gain (loss) on investments ...............    (4,524,809)     1,983,826        725,229      1,098,805        806,391
                                                ------------    -----------    -----------    -----------    -----------
Reinvested capital gains .....................     1,226,822        154,053        152,219      1,098,564      1,135,234
                                                ------------    -----------    -----------    -----------    -----------
    Net change in contract
      owners' equity resulting
      from operations ........................    (1,578,872)     3,200,734      1,530,768      2,402,290      2,074,123
                                                ------------    -----------    -----------    -----------    -----------
Equity transactions:
Purchase payments received
  from contract owners .......................     5,333,328      6,155,268      3,975,355      3,170,855      3,466,918
Transfers between funds ......................     1,830,834      2,316,320      3,971,432       (323,986)      (393,971)
Surrenders ...................................      (481,342)      (255,542)      (197,286)      (367,369)      (496,949)
Death benefits (note 4) ......................        (9,509)       (22,399)       (47,017)       (33,198)       (56,932)
Policy loans (net of repayments)
  (note 5) ...................................      (379,699)      (282,232)      (141,523)      (393,533)      (309,770)
Deductions for surrender charges
  (note 2d) ..................................       (54,547)       (34,262)       (23,236)       (41,687)       (66,629)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..........................    (2,449,174)    (2,961,119)    (1,967,104)    (1,268,155)    (1,319,172)
Deductions for asset charges
   (note 3) ..................................       (18,869)        (8,693)          (835)       (14,962)        (6,596)
                                                ------------    -----------    -----------    -----------    -----------
    Net equity transactions ..................     3,771,022      4,907,341      5,569,786        727,965        816,899
                                                ------------    -----------    -----------    -----------    -----------

Net change in contract
  owners' equity .............................     2,192,150      8,108,075      7,100,554      3,130,255      2,891,022
Contract owners' equity
  beginning of period ........................    25,162,314     17,054,239      9,953,685     19,093,154     16,202,132
                                                ------------    -----------    -----------    -----------    -----------
Contract owners' equity
  end of period ..............................  $ 27,354,464     25,162,314     17,054,239     22,223,409     19,093,154
                                                ============    ===========    ===========    ===========    ===========





                                     FidVIPOv                   FidVIPAM
                                   -----------    -----------------------------------------
                                        1996           1998           1997           1996
                                        ----           ----           ----           ----
Investment activity:
Reinvested dividends ...........       145,650        894,977        787,310        678,218
Mortality and expense charges
  (note 3) .....................      (127,996)      (239,207)      (219,940)      (188,497)
                                   -----------    -----------    -----------    -----------
Net investment activity ........        17,654        655,770        567,370        489,721
                                   -----------    -----------    -----------    -----------
Proceeds from mutual fund
  shares sold ..................     5,292,727      3,554,904      2,514,749      2,233,648
Cost of mutual funds sold ......    (4,778,968)    (2,948,897)    (2,201,452)    (2,187,742)
                                   -----------    -----------    -----------    -----------
  Realized gain (loss) on
    investments ................       513,759        606,007        313,297         45,906
Change in unrealized gain (loss)
  on investments ...............       921,192         28,492      1,651,903      1,506,448
                                   -----------    -----------    -----------    -----------
Net gain (loss) on investments .     1,434,951        634,499      1,965,200      1,552,354
                                   -----------    -----------    -----------    -----------
Reinvested capital gains .......       160,215      2,684,931      1,974,948        559,232
                                   -----------    -----------    -----------    -----------
    Net change in contract
      owners' equity resulting
      from operations ..........     1,612,820      3,975,200      4,507,518      2,601,307
                                   -----------    -----------    -----------    -----------
Equity transactions:
Purchase payments received
  from contract owners .........     3,165,767      2,483,246      2,672,468      2,754,552
Transfers between funds ........     1,580,583        115,769        284,292       (571,349)
Surrenders .....................      (251,317)    (1,327,378)      (659,510)      (268,409)
Death benefits (note 4) ........        (4,564)       (17,947)       (43,658)       (13,007)
Policy loans (net of repayments)
  (note 5) .....................      (278,183)      (195,419)      (323,969)      (349,545)
Deductions for surrender charges
  (note 2d) ....................       (29,599)      (149,118)       (88,424)       (31,612)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ............    (1,115,155)      (874,287)      (389,701)      (319,982)
Deductions for asset charges
   (note 3) ....................          (793)       (21,328)        (9,765)        (1,093)
                                   -----------    -----------    -----------    -----------
    Net equity transactions ....     3,066,739         13,538      1,441,733      1,199,555
                                   -----------    -----------    -----------    -----------

Net change in contract
  owners' equity ...............     4,679,559      3,988,738      5,949,251      3,800,862
Contract owners' equity
  beginning of period ..........    11,522,573     28,264,549     22,315,298     18,514,436
                                   -----------    -----------    -----------    -----------
Contract owners' equity
  end of period ................    16,202,132     32,253,287     28,264,549     22,315,298
                                   ===========    ===========    ===========    ===========

                       NATIONWIDE VLI SEPARATE ACCOUNT-2
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1998, 1997 and 1996

                                                            FidVIPCon                                      FidVIPGrOp
                                      ------------------------------------------------    ---------------------------------------
                                             1998             1997            1996              1998             1997      1996
                                      ------------     ------------     ------------     ------------     ------------     -------
Investment activity:
Reinvested dividends .............    $    208,958          131,312             --             20,203             --          --
Mortality and expense charges
  (note 3) .......................        (316,241)        (184,659)         (75,488)         (35,749)          (4,822)       --
                                      ------------     ------------     ------------     ------------     ------------     -------
  Net investment activity ........        (107,283)         (53,347)         (75,488)         (15,546)          (4,822)       --
                                      ------------     ------------     ------------     ------------     ------------     -------

Proceeds from mutual fund
  shares sold ....................       5,270,262        2,972,056        1,863,525        6,596,939        1,418,908        --
Cost of mutual funds sold ........      (3,518,595)      (2,266,444)      (1,717,849)      (6,370,749)      (1,383,237)       --
                                      ------------     ------------     ------------     ------------     ------------     -------
  Realized gain (loss) on
    investments ..................       1,751,667          705,612          145,676          226,190           35,671        --
Change in unrealized gain (loss)
  on investments .................       6,821,820        3,432,249        1,232,338          577,416           28,661        --
                                      ------------     ------------     ------------     ------------     ------------     -------
  Net gain (loss) on investments .       8,573,487        4,137,861        1,378,014          803,606           64,332        --
                                      ------------     ------------     ------------     ------------     ------------     -------
Reinvested capital gains .........       1,537,336          347,039           28,665           70,230             --          --
                                      ------------     ------------     ------------     ------------     ------------     -------
    Net change in contract
      owners' equity resulting
      from operations ............      10,003,540        4,431,553        1,331,191          858,290           59,510        --
                                      ------------     ------------     ------------     ------------     ------------     -------
Equity transactions:
Purchase payments received
  from contract owners ...........       7,814,633        4,330,090        2,045,437        3,299,608           43,645        --
Transfers between funds ..........       7,442,220        7,341,211        7,865,892        3,732,648        1,013,974        --
Surrenders .......................      (1,418,496)        (274,806)         (71,750)      (1,598,688)          (2,852)       --
Death benefits (note 4) ..........        (122,001)         (39,015)          (2,305)          (9,225)            --          --
Policy loans (net of repayments)
(note 5) .........................      (1,095,851)        (292,640)         (45,090)      (1,157,827)          (2,231)       --
Deductions for surrender charges
  (note 2d) ......................        (175,050)         (36,845)          (8,450)        (205,666)            (382)       --
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............      (1,378,370)        (300,404)        (148,335)        (136,692)          (2,262)       --
Deductions for asset charges
(note 3) .........................         (28,197)          (9,953)            (669)          (3,187)            (383)       --
                                      ------------     ------------     ------------     ------------     ------------     -------
    Net equity transactions ......      11,038,888       10,717,638        9,634,730        3,920,971        1,049,509        --
                                      ------------     ------------     ------------     ------------     ------------     -------

Net change in contract
  owners' equity .................      21,042,428       15,149,191       10,965,921        4,779,261        1,109,019        --
Contract owners' equity
  beginning of period ............      28,807,807       13,658,616        2,692,695        1,109,019             --          --
                                      ------------     ------------     ------------     ------------     ------------     -------
Contract owners' equity
  end of period ..................    $ 49,850,235       28,807,807       13,658,616        5,888,280        1,109,019        --
                                      ============     ============     ============     ============     ============     =======


                                                               MSEmMkt
                                        -----------------------------------------------
                                              1998             1997             1996
                                        ------------     ------------     ------------
Investment activity:
Reinvested dividends .............            37,885           11,378             --
Mortality and expense charges
  (note 3) .......................            (2,400)          (1,095)            --
                                        ------------     ------------     ------------
  Net investment activity ........            35,485           10,283             --
                                        ------------     ------------     ------------

Proceeds from mutual fund
  shares sold ....................         2,208,004        1,348,011             --
Cost of mutual funds sold ........        (2,302,818)      (1,367,276)            --
                                        ------------     ------------     ------------
  Realized gain (loss) on
    investments ..................           (94,814)         (19,265)            --
Change in unrealized gain (loss)
  on investments .................           (33,784)           2,383             --
                                        ------------     ------------     ------------
  Net gain (loss) on investments .          (128,598)         (16,882)            --
                                        ------------     ------------     ------------
Reinvested capital gains .........              --              4,938             --
                                        ------------     ------------     ------------
    Net change in contract
      owners' equity resulting
      from operations ............           (93,113)          (1,661)            --
                                        ------------     ------------     ------------
Equity transactions:
Purchase payments received
  from contract owners ...........           398,199           10,188             --
Transfers between funds ..........           133,381          247,359             --
Surrenders .......................          (214,691)            (617)            --
Death benefits (note 4) ..........                (9)            --               --
Policy loans (net of repayments)
(note 5) .........................           (92,787)          (2,742)            --
Deductions for surrender charges
  (note 2d) ......................           (27,689)             (83)            --
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............           (14,797)            (471)            --
Deductions for asset charges
(note 3) .........................              (214)             (87)            --
                                        ------------     ------------     ------------
    Net equity transactions ......           181,393          253,547             --
                                        ------------     ------------     ------------

Net change in contract
  owners' equity .................            88,280          251,886             --
Contract owners' equity
  beginning of period ............           251,886             --               --
                                        ------------     ------------     ------------
Contract owners' equity
  end of period ..................           340,166          251,886             --
                                        ============     ============     ============

                                                                     (continued)

                       NATIONWIDE VLI SEPARATE ACCOUNT-2
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1998, 1997 and 1996

                                                            NSATCapAp                                      NSATGvtBd
                                        ------------------------------------------   --------------------------------------------
                                              1998           1997            1996           1998            1997            1996
Investment activity:
Reinvested dividends ................   $    246,198        157,773         73,189         635,908         492,781         350,275
Mortality and expense charges
  (note 3) ..........................       (258,178)      (130,365)       (51,198)       (111,282)        (68,282)        (55,348)
                                        ------------   ------------   ------------    ------------    ------------    ------------
  Net investment activity ...........        (11,980)        27,408         21,991         524,626         424,499         294,927
                                        ------------   ------------   ------------    ------------    ------------    ------------

Proceeds from mutual fund
  shares sold .......................     41,145,976     22,800,149      4,082,806      43,945,372      10,818,170       1,915,031
Cost of mutual funds sold ...........    (37,562,739)   (19,539,881)    (3,277,635)    (43,540,184)    (10,417,945)     (1,819,552)
                                        ------------   ------------   ------------    ------------    ------------    ------------
  Realized gain (loss) on
    investments .....................      3,583,237      3,260,268        805,171         405,188         400,225          95,479
Change in unrealized gain (loss)
  on investments ....................      2,897,785         41,944         (2,277)       (159,490)       (140,391)       (232,150)
                                        ------------   ------------   ------------    ------------    ------------    ------------
  Net gain (loss) on investments ....      6,481,022      3,302,212        802,894         245,698         259,834        (136,671)
                                        ------------   ------------   ------------    ------------    ------------    ------------
Reinvested capital gains ............      1,139,693        463,551        234,567          67,018            --              --
                                        ------------   ------------   ------------    ------------    ------------    ------------
    Net change in contract
      owners' equity resulting
      from operations ...............      7,608,735      3,793,171      1,059,452         837,342         684,333         158,256
                                        ------------   ------------   ------------    ------------    ------------    ------------
Equity transactions:
Purchase payments received
  from contract owners ..............      4,921,929      2,643,340        912,101       1,866,413       1,870,588       1,418,942
Transfers between funds .............      9,212,515      8,096,052      3,597,889       3,757,206       1,527,412         960,557
Surrenders ..........................       (339,981)      (225,077)       (86,470)       (140,551)       (132,876)        (70,278)
Death benefits (note 4) .............        (12,217)        (5,534)        (4,969)        (50,211)         (6,196)           (173)
Policy loans (net of repayments)
(note 5) ............................       (247,383)      (353,707)       (21,622)       (220,482)       (245,452)       (210,723)
Deductions for surrender charges
  (note 2d) .........................        (30,979)       (30,177)       (10,184)        (15,200)        (17,815)         (8,277)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) .................     (1,558,711)      (385,883)       (80,008)       (989,812)     (1,333,897)       (876,800)
Deductions for asset charges (note 3)        (23,020)        (7,515)          (403)         (9,922)         (3,117)           (327)
                                        ------------   ------------   ------------    ------------    ------------    ------------
    Net equity transactions .........     11,922,153      9,731,499      4,306,334       4,197,441       1,658,647       1,212,921
                                        ------------   ------------   ------------    ------------    ------------    ------------

Net change in contract
  owners' equity ....................     19,530,888     13,524,670      5,365,786       5,034,783       2,342,980       1,371,177
Contract owners' equity
  beginning of period ...............     21,752,456      8,227,786      2,862,000       9,022,990       6,680,010       5,308,833
                                        ------------   ------------   ------------    ------------    ------------    ------------
Contract owners' equity
  end of period .....................   $ 41,283,344     21,752,456      8,227,786      14,057,773       9,022,990       6,680,010
                                        ============   ============   ============    ============    ============    ============



                                                            NSATMyMkt
                                          --------------------------------------------
                                               1998             1997            1996
Investment activity:
Reinvested dividends ................        2,517,296       2,001,810       1,504,594
Mortality and expense charges
  (note 3) ..........................         (414,977)       (359,665)       (292,093)
                                          ------------    ------------    ------------
  Net investment activity ...........        2,102,319       1,642,145       1,212,501
                                          ------------    ------------    ------------

Proceeds from mutual fund
  shares sold .......................      213,040,345     122,915,553      94,947,088
Cost of mutual funds sold ...........     (213,040,345)   (122,915,553)    (94,947,088)
                                          ------------    ------------    ------------
  Realized gain (loss) on
    investments .....................             --              --              --
Change in unrealized gain (loss)
  on investments ....................             --              --              --
                                          ------------    ------------    ------------
  Net gain (loss) on investments ....             --              --              --
                                          ------------    ------------    ------------
Reinvested capital gains ............             --              --              --
                                          ------------    ------------    ------------
    Net change in contract
      owners' equity resulting
      from operations ...............        2,102,319       1,642,145       1,212,501
                                          ------------    ------------    ------------
Equity transactions:
Purchase payments received
  from contract owners ..............       87,844,599     117,478,803     109,975,355
Transfers between funds .............      (81,357,019)   (103,571,498)    (89,998,126)
Surrenders ..........................       (1,151,432)     (2,413,548)     (1,011,391)
Death benefits (note 4) .............           (5,841)        (37,820)        (89,256)
Policy loans (net of repayments)
(note 5) ............................         (233,125)     (1,758,491)     (2,054,004)
Deductions for surrender charges
  (note 2d) .........................         (117,086)       (323,598)       (119,117)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) .................       (3,968,229)     (4,837,509)     (4,633,914)
Deductions for asset charges (note 3)          (37,000)        (15,353)         (1,874)
                                          ------------    ------------    ------------
    Net equity transactions .........          974,867       4,520,986      12,067,673
                                          ------------    ------------    ------------

Net change in contract
  owners' equity ....................        3,077,186       6,163,131      13,280,174
Contract owners' equity
  beginning of period ...............       44,437,799      38,274,668      24,994,494
                                          ------------    ------------    ------------
Contract owners' equity
  end of period .....................       47,514,985      44,437,799      38,274,668
                                          ============    ============    ============

                       NATIONWIDE VLI SEPARATE ACCOUNT-2
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1998, 1997 and 1996

                                                    NSATSmCapV                               NSATSmCo
                                     ----------------------------------   -----------------------------------------

                                          1998         1997     1996           1998            1997          1996
                                     -----------   ----------  --------   -----------    -----------    -----------
Investment activity:
Reinvested dividends .............   $      --           --        --            --             --           13,336
Mortality and expense charges
  (note 3) .......................        (3,508)        --        --        (115,584)      (251,559)      (205,531)
                                     -----------   ----------  --------   -----------    -----------    -----------
  Net investment activity ........        (3,508)        --        --        (115,584)      (251,559)      (192,195)
                                     -----------   ----------  --------   -----------    -----------    -----------

Proceeds from mutual fund
  shares sold ....................     1,549,129         --        --      12,262,712     16,417,304      5,132,176
Cost of mutual funds sold ........    (1,489,413)        --        --     (13,098,101)   (14,437,205)    (4,970,227)
                                     -----------   ----------  --------   -----------    -----------    -----------
  Realized gain (loss) on
    investments ..................        59,716         --        --        (835,389)     1,980,099        161,949
Change in unrealized gain (loss)
  on investments .................        31,642         --        --       1,062,670       (943,075)       154,021
                                     -----------   ----------  --------   -----------    -----------    -----------
  Net gain (loss) on investments .        91,358         --        --         227,281      1,037,024        315,970
                                     -----------   ----------  --------   -----------    -----------    -----------
Reinvested capital gains .........          --           --        --            --          371,914         32,269
                                     -----------   ----------  --------   -----------    -----------    -----------
    Net change in contract
      owners' equity resulting
      from operations ............        87,850         --        --         111,697      1,157,379        156,044
                                     -----------   ----------  --------   -----------    -----------    -----------
Equity transactions:
Purchase payments received
  from contract owners ...........       495,836         --        --       2,534,601      2,031,832        885,089
Transfers between funds ..........       742,114         --        --       2,008,259      5,027,832      4,719,727
Surrenders .......................      (342,834)        --        --        (175,480)      (161,763)      (120,346)
Death benefits (note 4) ..........            (1)        --        --         (24,329)       (40,234)          --
Policy loans (net of repayments)
 (note 5) ........................       (92,219)        --        --        (112,094)      (171,323)       (16,070)
Deductions for surrender charges
  (note 2d) ......................       (44,169)        --        --         (19,078)       (21,689)       (14,174)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............        (5,642)        --        --        (497,764)       (47,754)       (45,634)
Deductions for asset charges
   (note 3) ......................          (313)        --        --         (10,306)        (4,726)        (2,163)
                                     -----------   ----------  --------   -----------    -----------    -----------
    Net equity transactions ......       752,772         --        --       3,703,809      6,612,175      5,406,429
                                     -----------   ----------  --------   -----------    -----------    -----------
Net change in contract
  owners' equity .................       840,622         --        --       3,815,506      7,769,554      5,562,473
Contract owners' equity
  beginning of period ............          --           --        --      13,679,771      5,910,217        347,744
                                     -----------   ----------  --------   -----------    -----------    -----------
Contract owners' equity
  end of period ..................   $   840,622         --        --      17,495,277     13,679,771      5,910,217
                                     ===========   ==========  ========   ===========    ===========    ===========


                                                       NSATTotRe
                                       -----------------------------------------

                                            1998           1997          1996
                                       -----------    -----------    -----------
Investment activity:
Reinvested dividends .............         923,892        906,286        619,079
Mortality and expense charges
  (note 3) .......................        (673,496)      (342,466)      (121,638)
                                       -----------    -----------    -----------
  Net investment activity ........         250,396        563,820        497,441
                                       -----------    -----------    -----------

Proceeds from mutual fund
  shares sold ....................      17,758,523      7,806,204      3,735,825
Cost of mutual funds sold ........     (10,907,631)    (5,268,505)    (2,818,736)
                                       -----------    -----------    -----------
  Realized gain (loss) on
    investments ..................       6,850,892      2,537,699        917,089
Change in unrealized gain (loss)
  on investments .................       2,647,189      8,597,412      2,952,680
                                       -----------    -----------    -----------
  Net gain (loss) on investments .       9,498,081     11,135,111      3,869,769
                                       -----------    -----------    -----------
Reinvested capital gains .........       3,859,922      2,381,668      1,608,453
                                       -----------    -----------    -----------
    Net change in contract
      owners' equity resulting
      from operations ............      13,608,399     14,080,599      5,975,663
                                       -----------    -----------    -----------
Equity transactions:
Purchase payments received
  from contract owners ...........      18,994,728     21,089,542     12,792,421
Transfers between funds ..........       6,079,393     12,507,830     10,467,352
Surrenders .......................      (1,330,528)      (993,966)      (370,512)
Death benefits (note 4) ..........        (120,757)       (73,080)      (155,928)
Policy loans (net of repayments)
 (note 5) ........................        (809,785)    (1,397,247)      (479,238)
Deductions for surrender charges
  (note 2d) ......................        (122,860)      (133,267)       (43,637)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............     (11,763,303)   (12,793,173)    (8,037,584)
Deductions for asset charges
   (note 3) ......................         (60,051)       (25,787)          (202)
                                       -----------    -----------    -----------
    Net equity transactions ......      10,866,837     18,180,852     14,172,672
                                       -----------    -----------    -----------

Net change in contract
  owners' equity .................      24,475,236     32,261,451     20,148,335
Contract owners' equity
  beginning of period ............      74,640,126     42,378,675     22,230,340
                                       -----------    -----------    -----------
Contract owners' equity
  end of period ..................      99,115,362     74,640,126     42,378,675
                                       ===========    ===========    ===========

                                                                     (Continued)

                       NATIONWIDE VLI SEPARATE ACCOUNT-2
   STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1998, 1997 and 1996

                                                       NBAMTGro                                     NBAMTGuard
                                     --------------------------------------------    -------------------------------------
                                         1998             1997              1996           1998        1997         1996
                                     ------------    ------------    ------------    ------------    --------    --------
Investment activity:
Reinvested dividends .............   $       --              --             3,554            --          --          --
Mortality and expense charges
  (note 3) .......................       (153,887)       (131,622)       (100,683)         (4,780)       --          --
                                     ------------    ------------    ------------    ------------    --------    --------
  Net investment activity ........       (153,887)       (131,622)        (97,129)         (4,780)       --          --
                                     ------------    ------------    ------------    ------------    --------    --------

Proceeds from mutual fund
  shares sold ....................     28,296,554      11,391,328       9,167,114       1,186,919        --          --
Cost of mutual funds sold ........    (30,054,251)    (10,218,717)     (8,250,417)     (1,243,303)       --          --
                                     ------------    ------------    ------------    ------------    --------    --------
  Realized gain (loss) on
    investments ..................     (1,757,697)      1,172,611         916,697         (56,384)       --          --
Change in unrealized gain (loss)
  on investments .................        273,491       1,144,227        (851,158)         53,662        --          --
                                     ------------    ------------    ------------    ------------    --------    --------
  Net gain (loss) on investments .     (1,484,206)      2,316,838          65,539          (2,722)       --          --
                                     ------------    ------------    ------------    ------------    --------    --------
Reinvested capital gains .........      4,778,935       1,172,597         831,750            --          --          --
                                     ------------    ------------    ------------    ------------    --------    --------
    Net change in contract
      owners' equity resulting
      from operations ............      3,140,842       3,357,813         800,160          (7,502)       --          --
                                     ------------    ------------    ------------    ------------    --------    --------
Equity transactions:
Purchase payments received
  from contract owners ...........      3,124,257       2,009,831       1,703,348         149,649        --          --
Transfers between funds ..........      3,739,437         498,211       1,821,036         831,617        --          --
Surrenders .......................     (1,015,843)       (419,539)       (351,632)        (64,538)       --          --
Death benefits (note 4)...........        (13,565)         (7,880)        (88,967)             (1)       --          --
Policy loans (net of repayments)
(note 5) .........................     (1,132,396)       (305,567)        (67,474)        (25,325)       --          --
Deductions for surrender charges
  (note 2d) ......................       (120,721)        (56,250)        (41,414)         (8,207)       --          --
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............       (741,732)       (249,631)       (134,631)        (17,066)       --          --
Deductions for asset charges
(note 3) .........................        (13,721)         (6,062)           (623)           (426)       --          --
                                     ------------    ------------    ------------    ------------    --------    --------
    Net equity transactions ......      3,825,716       1,463,113       2,839,643         865,703        --          --
                                     ------------    ------------    ------------    ------------    --------    --------

Net change in contract
  owners' equity .................      6,966,558       4,820,926       3,639,803         858,201        --          --
Contract owners' equity
  beginning of period ............     17,545,164      12,724,238       9,084,435            --          --          --
                                     ------------    ------------    ------------    ------------    --------    --------
Contract owners' equity
  end of period ..................   $ 24,511,722      17,545,164      12,724,238         858,201        --          --
                                     ============    ============    ============    ============    ========    ========


                                                      NBAMTLMat
                                     ----------------------------------------------
                                           1998              1997            1996
                                     ------------      ------------    ------------
Investment activity:
Reinvested dividends .............        365,591           166,562         269,872
Mortality and expense charges
  (note 3) .......................        (42,729)          (37,669)        (27,176)
                                     ------------      ------------    ------------
  Net investment activity ........        322,862           128,893         242,696
                                     ------------      ------------    ------------

Proceeds from mutual fund
  shares sold ....................      3,525,682         1,060,839       1,636,406
Cost of mutual funds sold ........     (3,557,763)       (1,087,427)     (1,665,764)
                                     ------------      ------------    ------------
  Realized gain (loss) on
    investments ..................        (32,081)          (26,588)        (29,358)
Change in unrealized gain (loss)
  on investments .................        (88,989)           99,993        (133,639)
                                     ------------      ------------    ------------
  Net gain (loss) on investments .       (121,070)           73,405        (162,997)
                                     ------------      ------------    ------------
Reinvested capital gains .........           --                --              --
                                     ------------      ------------    ------------
    Net change in contract
      owners' equity resulting
      from operations ............        201,792           202,298          79,699
                                     ------------      ------------    ------------
Equity transactions:
Purchase payments received
  from contract owners ...........      1,227,568           568,335         346,310
Transfers between funds ..........     (1,104,263)        2,560,467        (538,197)
Surrenders .......................       (340,366)          (49,744)       (119,696)
Death benefits (note 4)...........       (168,478)           (6,820)           --
Policy loans (net of repayments)
(note 5) .........................       (490,348)          (50,416)        (37,533)
Deductions for surrender charges
  (note 2d) ......................        (43,208)           (6,669)        (14,097)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............       (151,014)          (95,419)        (59,859)
Deductions for asset charges
(note 3) .........................         (3,810)           (2,035)           (136)
                                     ------------      ------------    ------------
    Net equity transactions ......     (1,073,919)        2,917,699        (423,208)
                                     ------------      ------------    ------------

Net change in contract
  owners' equity .................       (872,127)        3,119,997        (343,509)
Contract owners' equity
  beginning of period ............      5,891,455         2,771,458       3,114,967
                                     ------------      ------------    ------------
Contract owners' equity
  end of period ..................      5,019,328         5,891,455       2,771,458
                                     ============      ============    ============

                       NATIONWIDE VLI SEPARATE ACCOUNT-2
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1998, 1997 and 1996

                                                         NBAMTPart                                       OppBdFd
                                     -------------------------------------------     --------------------------------------------
                                          1998             1997             1996           1998             1997           1996
                                     ------------    ------------    ------------    ------------    ------------    ------------
Investment activity:
Reinvested dividends .............   $    123,869          38,636          10,660         177,251         444,589         303,136
Mortality and expense charges
  (note 3) .......................       (254,428)       (171,233)        (62,373)        (91,564)        (64,328)        (46,310)
                                     ------------    ------------    ------------    ------------    ------------    ------------
  Net investment activity ........       (130,559)       (132,597)        (51,713)         85,687         380,261         256,826
                                     ------------    ------------    ------------    ------------    ------------    ------------

Proceeds from mutual fund
  shares sold ....................     16,262,946      14,044,895       3,866,535      25,959,216       6,493,858         965,110
Cost of mutual funds sold ........    (15,129,583)    (11,426,520)     (3,344,085)    (25,616,936)     (6,309,717)       (925,841)
                                     ------------    ------------    ------------    ------------    ------------    ------------
  Realized gain (loss) on
    investments ..................      1,133,363       2,618,375         522,450         342,280         184,141          39,269
Change in unrealized gain (loss)
  on investments .................     (3,917,798)      1,495,768         897,631          13,809           7,331        (111,019)
                                     ------------    ------------    ------------    ------------    ------------    ------------
  Net gain (loss) on investments .     (2,784,435)      4,114,143       1,420,081         356,089         191,472         (71,750)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Reinvested capital gains .........      3,901,869         594,994         133,254         160,413          20,983           2,481
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net change in contract
      owners' equity resulting
      from operations ............        986,875       4,576,540       1,501,622         602,189         592,716         187,557
                                     ------------    ------------    ------------    ------------    ------------    ------------
Equity transactions:
Purchase payments received
  from contract owners ...........      5,722,483       3,058,953       1,291,043       1,446,313       1,185,778         736,203
Transfers between funds ..........      2,646,725      11,362,270       5,427,919       2,081,829       1,429,093       1,298,812
Surrenders .......................       (676,703)       (291,383)       (115,788)       (168,318)       (151,014)       (117,770)
Death benefits (note 4) ..........        (11,051)           --              (550)        (24,489)         (6,177)           --
Policy loans (net of repayments)
(note 5) .........................     (1,178,884)       (215,128)       (140,654)        (23,153)        (97,629)       (148,996)
Deductions for surrender charges
  (note 2d) ......................        (78,170)        (39,067)        (13,637)        (19,765)        (20,247)        (13,870)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............     (1,174,585)       (364,291)       (159,092)       (348,809)        (74,240)        (34,156)
Deductions for asset charges
   (note 3) ......................        (22,686)         (9,925)           (522)         (8,164)         (3,049)           (292)
                                     ------------    ------------    ------------    ------------    ------------    ------------
     Net equity transactions .....      5,227,129      13,501,429       6,288,719       2,935,444       2,262,515       1,719,931
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net change in contract
  owners' equity .................      6,214,004      18,077,969       7,790,341       3,537,633       2,855,231       1,907,488
Contract owners' equity
  beginning of period ............     28,728,327      10,650,358       2,860,017       8,824,474       5,969,243       4,061,755
                                     ------------    ------------    ------------    ------------    ------------    ------------
Contract owners' equity
  end of period ..................   $ 34,942,331      28,728,327      10,650,358      12,362,107       8,824,474       5,969,243
                                     ============    ============    ============    ============    ============    ============


                                                          OppGlSec
                                       --------------------------------------------
                                             1998            1997           1996
                                       ------------    ------------    ------------
Investment activity:
Reinvested dividends .............          389,267         139,580            --
Mortality and expense charges
  (note 3) .......................         (147,592)       (115,087)        (73,271)
                                       ------------    ------------    ------------
  Net investment activity ........          241,675          24,493         (73,271)
                                       ------------    ------------    ------------

Proceeds from mutual fund
  shares sold ....................        4,690,056       2,123,253       1,410,941
Cost of mutual funds sold ........       (3,335,880)     (1,585,760)     (1,363,666)
                                       ------------    ------------    ------------
  Realized gain (loss) on
    investments ..................        1,354,176         537,493          47,275
Change in unrealized gain (loss)
  on investments .................         (702,629)      1,880,371       1,197,144
                                       ------------    ------------    ------------
  Net gain (loss) on investments .          651,547       2,417,864       1,244,419
                                       ------------    ------------    ------------
Reinvested capital gains .........        1,465,275            --              --
                                       ------------    ------------    ------------
    Net change in contract
      owners' equity resulting
      from operations ............        2,358,497       2,442,357       1,171,148
                                       ------------    ------------    ------------
Equity transactions:
Purchase payments received
  from contract owners ...........        2,591,457       2,244,408       1,618,641
Transfers between funds ..........        1,052,407       2,806,084       1,527,191
Surrenders .......................         (390,303)       (332,828)       (109,366)
Death benefits (note 4) ..........          (12,688)         (1,951)         (4,893)
Policy loans (net of repayments)
(note 5) .........................         (265,465)       (260,746)       (101,645)
Deductions for surrender charges
  (note 2d) ......................          (46,476)        (44,624)        (12,881)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............         (696,092)       (209,063)       (129,866)
Deductions for asset charges
   (note 3) ......................          (13,160)         (5,719)           (486)
                                       ------------    ------------    ------------
     Net equity transactions .....        2,219,680       4,195,561       2,786,695
                                       ------------    ------------    ------------
Net change in contract
  owners' equity .................        4,578,177       6,637,918       3,957,843
Contract owners' equity
  beginning of period ............       16,552,365       9,914,447       5,956,604
                                       ------------    ------------    ------------
Contract owners' equity
  end of period ..................       21,130,542      16,552,365       9,914,447
                                       ============    ============    ============

                                                                     (Continued)

                       NATIONWIDE VLI SEPARATE ACCOUNT-2
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1998, 1997 and 1996

                                                         OppGro                                OppMult
                                     -------------------------------------   ------------------------------------------
                                           1998           1997       1996         1998           1997           1996
                                     -----------    -----------    -------   -----------    -----------    -----------
Investment activity:
Reinvested dividends .............   $     9,433           --         --         116,421        401,123        325,992
Mortality and expense charges
  (note 3) .......................       (26,246)        (2,691)      --        (104,971)       (88,369)       (60,231)
                                     -----------    -----------    -------   -----------    -----------    -----------
  Net investment activity ........       (16,813)        (2,691)      --          11,450        312,754        265,761
                                     -----------    -----------    -------   -----------    -----------    -----------

Proceeds from mutual fund
  shares sold ....................     5,173,603        346,058       --       1,906,489      1,256,650        669,520
Cost of mutual funds sold ........    (4,835,421)      (340,426)      --      (1,502,365)    (1,026,967)      (587,875)
                                     -----------    -----------    -------   -----------    -----------    -----------
  Realized gain (loss) on
    investments ..................       338,182          5,632       --         404,124        229,683         81,645
Change in unrealized gain (loss)
  on investments .................       109,336          3,346       --        (366,305)       697,954        393,561
                                     -----------    -----------    -------   -----------    -----------    -----------
  Net gain (loss) on investments .       447,518          8,978       --          37,819        927,637        475,206
                                     -----------    -----------    -------   -----------    -----------    -----------
Reinvested capital gains .........       113,813           --         --         675,242        329,608        125,621
                                     -----------    -----------    -------   -----------    -----------    -----------
    Net change in contract
      owners' equity resulting
      from operations ............       544,518          6,287       --         724,511      1,569,999        866,588
                                     -----------    -----------    -------   -----------    -----------    -----------
Equity transactions:
Purchase payments received
  from contract owners ...........     1,452,830         32,403       --       3,243,119      1,361,025        882,926
Transfers between funds ..........     4,492,087        586,430       --         706,703      1,935,508      1,713,791
Surrenders .......................      (576,151)        (2,135)      --      (1,061,880)      (189,727)      (334,495)
Death benefits (note 4) ..........            (5)          --         --        (182,084)       (18,581)        (5,755)
Policy loans (net of repayments)
(note 5) .........................      (312,911)        (3,203)      --      (1,005,743)      (138,576)      (127,191)
Deductions for surrender charges
  (note 2d) ......................       (73,520)          (286)      --        (126,681)       (25,438)       (39,395)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............      (116,339)          (433)      --        (435,809)      (102,354)       (67,708)
Deductions for asset charges
     (note 3) ....................        (2,340)          (214)      --          (9,359)        (4,269)          (390)
                                     -----------    -----------    -------   -----------    -----------    -----------
  Net equity transactions ........     4,863,651        612,562       --       1,128,266      2,817,588      2,021,783
                                     -----------    -----------    -------   -----------    -----------    -----------
Net change in contract
  owners' equity .................     5,408,169        618,849       --       1,852,777      4,387,587      2,888,371
Contract owners' equity
  beginning of period ............       618,849           --         --      12,354,982      7,967,395      5,079,024
                                     -----------    -----------    -------   -----------    -----------    -----------
Contract owners' equity
  end of period ..................   $ 6,027,018        618,849       --      14,207,759     12,354,982      7,967,395
                                     ===========    ===========    =======   ===========    ===========    ===========


                                                        StOpp2
                                      -----------------------------------------
                                           1998            1997          1996
                                      -----------    -----------    -----------
Investment activity:
Reinvested dividends .............         71,635         79,875        104,072
Mortality and expense charges
  (note 3) .......................       (220,760)      (185,205)      (132,256)
                                      -----------    -----------    -----------
  Net investment activity ........       (149,125)      (105,330)       (28,184)
                                      -----------    -----------    -----------

Proceeds from mutual fund
  shares sold ....................      3,215,306      3,417,734      2,078,877
Cost of mutual funds sold ........     (2,191,788)    (2,305,866)    (1,767,607)
                                      -----------    -----------    -----------
  Realized gain (loss) on
    investments ..................      1,023,518      1,111,868        311,270
Change in unrealized gain (loss)
  on investments .................     (1,078,872)     1,866,652      1,442,512
                                      -----------    -----------    -----------
  Net gain (loss) on investments .        (55,354)     2,978,520      1,753,782
                                      -----------    -----------    -----------
Reinvested capital gains .........      3,488,003      1,736,733        467,556
                                      -----------    -----------    -----------
    Net change in contract
      owners' equity resulting
      from operations ............      3,283,524      4,609,923      2,193,154
                                      -----------    -----------    -----------
Equity transactions:
Purchase payments received
  from contract owners ...........      5,452,015      3,291,881      2,757,995
Transfers between funds ..........        470,365      1,720,221      1,427,887
Surrenders .......................     (1,037,130)      (584,361)      (225,124)
Death benefits (note 4) ..........       (143,979)       (46,618)        (8,328)
Policy loans (net of repayments)
(note 5) .........................     (1,307,454)      (446,793)      (266,027)
Deductions for surrender charges
  (note 2d) ......................       (121,009)       (78,349)       (26,514)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............       (946,709)      (237,366)      (127,661)
Deductions for asset charges
     (note 3) ....................        (19,684)        (8,777)          (842)
                                      -----------    -----------    -----------
  Net equity transactions ........      2,346,415      3,609,838      3,531,386
                                      -----------    -----------    -----------
Net change in contract
  owners' equity .................      5,629,939      8,219,761      5,724,540
Contract owners' equity
  beginning of period ............     25,405,845     17,186,084     11,461,544
                                      -----------    -----------    -----------
Contract owners' equity
  end of period ..................     31,035,784     25,405,845     17,186,084
                                      ===========    ===========    ===========

                       NATIONWIDE VLI SEPARATE ACCOUNT-2
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1998, 1997 and 1996

                                                     StDisc2                                        StlntStk2
                                     ------------------------------------------   ----------------------------------------
                                         1998             1997           1996         1998             1997           1996
                                     -----------    -----------    -----------    -----------    -----------    -----------
Investment activity:
Reinvested dividends .............   $      --             --          523,958         22,725         35,008          5,657
Mortality and expense charges
  (note 3) .......................       (58,150)       (62,162)       (56,198)       (15,028)       (16,592)        (8,901)
                                     -----------    -----------    -----------    -----------    -----------    -----------
  Net investment activity ........       (58,150)       (62,162)       467,760          7,697         18,416         (3,244)
                                     -----------    -----------    -----------    -----------    -----------    -----------

Proceeds from mutual fund
  shares sold ....................     4,234,899      6,947,379      1,458,502      4,328,033      1,180,714      1,503,391
Cost of mutual funds sold ........    (3,682,201)    (7,014,226)    (1,298,009)    (4,573,810)    (1,254,173)    (1,466,992)
                                     -----------    -----------    -----------    -----------    -----------    -----------
  Realized gain (loss) on
    investments ..................       552,698        (66,847)       160,493       (245,777)       (73,459)        36,399
Change in unrealized gain (loss)
  on investments .................      (128,321)       897,855     (1,253,670)       138,162       (320,243)        (2,354)
                                     -----------    -----------    -----------    -----------    -----------    -----------
  Net gain (loss) on investments .       424,377        831,008     (1,093,177)      (107,615)      (393,702)        34,045
                                     -----------    -----------    -----------    -----------    -----------    -----------
Reinvested capital gains .........       120,028           --          645,525           --           54,007           --
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net change in contract
      owners' equity resulting
      from operations ............       486,255        768,846         20,108        (99,918)      (321,279)        30,801
                                     -----------    -----------    -----------    -----------    -----------    -----------
Equity transactions:
Purchase payments received
  from contract owners ...........       686,440      1,157,860      1,076,505      1,319,108        396,577        134,707
Transfers between funds ..........       154,482       (800,200)       485,660       (186,236)       159,418      1,618,370
Surrenders .......................      (128,257)      (159,830)      (123,465)      (444,664)       (39,345)       (21,946)
Death benefits (note 4) ..........       (23,649)       (17,470)        (5,438)        (5,993)          --             --
Policy loans (net of repayments)
(note 5) .........................      (104,497)       (79,472)       (84,412)      (462,567)       (28,189)       (23,320)
Deductions for surrender charges
  (note 2d) ......................       (15,109)       (21,429)       (14,541)       (56,530)        (5,275)        (2,585)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............      (244,196)       (50,118)       (27,103)       (61,036)        (4,583)        (4,827)
Deductions for asset charges
   (note 3) ......................        (5,185)        (2,607)          (331)        (1,340)          (686)           (90)
                                     -----------    -----------    -----------    -----------    -----------    -----------
   Net equity transactions .......       320,029         26,734      1,306,875        100,742        477,917      1,700,309
                                     -----------    -----------    -----------    -----------    -----------    -----------
Net change in contract
  owners' equity .................       806,284        795,580      1,326,983            824        156,638      1,731,110
Contract owners' equity
  beginning of period ............     7,545,548      6,749,968      5,422,985      1,986,172      1,829,534         98,424
                                     -----------    -----------    -----------    -----------    -----------    -----------
Contract owners' equity
  end of period ..................   $ 8,351,832      7,545,548      6,749,968      1,986,996      1,986,172      1,829,534
                                     ===========    ===========    ===========    ===========    ===========    ===========



                                                          VEWrldBd
                                     ------------------------------------------
                                          1998            1997           1996
                                      -----------    -----------    -----------
Investment activity:
Reinvested dividends .............         24,030         73,945         54,317
Mortality and expense charges
  (note 3) .......................        (26,599)       (20,793)       (19,810)
                                      -----------    -----------    -----------
  Net investment activity ........         (2,569)        53,152         34,507
                                      -----------    -----------    -----------

Proceeds from mutual fund
  shares sold ....................      7,510,962      1,289,613        851,361
Cost of mutual funds sold ........     (7,101,791)    (1,326,687)      (817,166)
                                      -----------    -----------    -----------
  Realized gain (loss) on
    investments ..................        409,171        (37,074)        34,195
Change in unrealized gain (loss)
  on investments .................        (35,624)        23,130        (31,601)
                                      -----------    -----------    -----------
  Net gain (loss) on investments .        373,547        (13,944)         2,594
                                      -----------    -----------    -----------
Reinvested capital gains .........           --             --             --
                                      -----------    -----------    -----------
    Net change in contract
      owners' equity resulting
      from operations ............        370,978         39,208         37,101
                                      -----------    -----------    -----------
Equity transactions:
Purchase payments received
  from contract owners ...........        173,889        303,361        291,664
Transfers between funds ..........        663,078         89,247         (8,294)
Surrenders .......................        (47,678)      (109,226)       (58,485)
Death benefits (note 4) ..........        (35,715)          --             --
Policy loans (net of repayments)
(note 5) .........................        (21,466)       (20,191)       (33,856)
Deductions for surrender charges
  (note 2d) ......................         (5,615)       (14,645)        (6,888)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............        (77,084)       (10,312)        (6,755)
Deductions for asset charges
   (note 3) ......................         (2,372)          (874)          (110)
                                      -----------    -----------    -----------
   Net equity transactions .......        647,037        237,360        177,276
                                      -----------    -----------    -----------
Net change in contract
  owners' equity .................      1,018,015        276,568        214,377
Contract owners' equity
  beginning of period ............      2,529,206      2,252,638      2,038,261
                                      -----------    -----------    -----------
Contract owners' equity
  end of period ..................      3,547,221      2,529,206      2,252,638
                                      ===========    ===========    ===========

                                                                     (Continued)

                       NATIONWIDE VLI SEPARATE ACCOUNT-2
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1998, 1997 and 1996

                                                      VEWrldEMkt                                    VEWrldHAs
                                     -----------------------------------------    ----------------------------------------
                                           1998           1997          1996          1998            1997           1996
Investment activity:
Reinvested dividends .............   $    20,182          1,791           --           35,945        118,188         58,970
Mortality and expense charges
  (note 3) .......................       (14,186)       (10,449)           (15)       (38,345)       (54,934)       (45,454)
                                     -----------    -----------    -----------    -----------    -----------    -----------
  Net investment activity ........         5,996         (8,658)           (15)        (2,400)        63,254         13,516
                                     -----------    -----------    -----------    -----------    -----------    -----------

Proceeds from mutual fund
  shares sold ....................     4,758,410      3,744,118           --       13,571,199     19,348,273     20,434,481
Cost of mutual funds sold ........    (6,579,731)    (3,668,967)          --      (17,132,731)   (18,769,875)   (19,926,482)
                                     -----------    -----------    -----------    -----------    -----------    -----------
  Realized gain (loss) on
    investments ..................    (1,821,321)        75,151           --       (3,561,532)       578,398        507,999
Change in unrealized gain (loss)
  on investments .................       923,464       (815,392)          --          644,209       (898,401)       173,786
                                     -----------    -----------    -----------    -----------    -----------    -----------
  Net gain (loss) on investments .      (897,857)      (740,241)          --       (2,917,323)      (320,003)       681,785
                                     -----------    -----------    -----------    -----------    -----------    -----------
Reinvested capital gains .........        17,939           --             --          882,647        160,126         57,828
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net change in contract
      owners' equity resulting
      from operations ............      (873,922)      (748,899)           (15)    (2,037,076)       (96,623)       753,129
                                     -----------    -----------    -----------    -----------    -----------    -----------
Equity transactions:
Purchase payments received
  from contract owners ...........       701,612        585,373             27      1,602,107        840,495        555,530
Transfers between funds ..........      (173,962)     2,650,105          3,213     (1,198,538)      (282,076)     1,779,241
Surrenders .......................       (41,678)        (8,373)            (7)      (132,778)      (171,081)       (65,411)
Death benefits (note 4) ..........        (4,922)          --             --           (3,026)           (99)          --
Policy loans (net of repayments)
(note 5) .........................       (80,091)       (71,376)          --         (200,964)      (124,185)      (132,561)
Deductions for surrender charges
  (note 2d) ......................        (5,094)        (1,123)            (1)       (13,168)       (22,938)        (7,704)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............       (68,777)        (8,419)            (2)      (199,756)      (142,112)       (93,537)
Deductions for asset charges
(note 3) .........................        (1,265)          (829)          --           (3,419)        (2,182)          (309)
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net equity transactions ......       325,823      3,145,358          3,230       (149,542)        95,822      2,035,249
                                     -----------    -----------    -----------    -----------    -----------    -----------

Net change in contract
  owners' equity .................      (548,099)     2,396,459          3,215     (2,186,618)          (801)     2,788,378
Contract owners' equity
  beginning of period ............     2,399,674          3,215           --        6,316,203      6,317,004      3,528,626
                                     -----------    -----------    -----------    -----------    -----------    -----------
Contract owners' equity
  end of period ..................   $ 1,851,575      2,399,674          3,215      4,129,585      6,316,203      6,317,004
                                     ===========    ===========    ===========    ===========    ===========    ===========


                                                       VKMSRESec
                                      ----------------------------------------
                                            1998           1997           1996
Investment activity:
Reinvested dividends .............         12,298        193,749         33,201
Mortality and expense charges
  (note 3) .......................        (52,029)       (47,059)       (16,174)
                                      -----------    -----------    -----------
  Net investment activity ........        (39,731)       146,690         17,027
                                      -----------    -----------    -----------

Proceeds from mutual fund
  shares sold ....................      4,635,925      8,117,619      2,711,361
Cost of mutual funds sold ........     (5,200,298)    (7,257,679)    (2,487,998)
                                      -----------    -----------    -----------
  Realized gain (loss) on
    investments ..................       (564,373)       859,940        223,363
Change in unrealized gain (loss)
  on investments .................       (513,939)      (625,237)       303,132
                                      -----------    -----------    -----------
  Net gain (loss) on investments .     (1,078,312)       234,703        526,495
                                      -----------    -----------    -----------
Reinvested capital gains .........        121,016        641,054         15,620
                                      -----------    -----------    -----------
    Net change in contract
      owners' equity resulting
      from operations ............       (997,027)     1,022,447        559,142
                                      -----------    -----------    -----------
Equity transactions:
Purchase payments received
  from contract owners ...........      1,337,143        827,543        110,695
Transfers between funds ..........       (908,402)     2,852,464      2,319,779
Surrenders .......................       (163,286)      (100,507)       (41,251)
Death benefits (note 4) ..........        (22,389)          --             --
Policy loans (net of repayments)
(note 5) .........................        (78,704)       (85,370)       (50,080)
Deductions for surrender charges
  (note 2d) ......................        (19,126)       (13,476)        (4,858)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............       (232,710)       (65,828)        (9,078)
Deductions for asset charges
(note 3) .........................         (4,639)        (2,636)          (156)
                                      -----------    -----------    -----------
    Net equity transactions ......        (92,113)     3,412,190      2,325,051
                                      -----------    -----------    -----------

Net change in contract
  owners' equity .................     (1,089,140)     4,434,637      2,884,193
Contract owners' equity
  beginning of period ............      7,628,431      3,193,794        309,601
                                      -----------    -----------    -----------
Contract owners' equity
  end of period ..................      6,539,291      7,628,431      3,193,794
                                      ===========    ===========    ===========

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1998, 1997 and 1996

                                                        WPIntEq                                    WPPVenCap
                                     ------------------------------------------   --------------------------------------------
                                           1998           1997           1996          1998            1997            1996
                                     -----------    -----------    -----------    -----------    -----------    --------------
Investment activity:
Reinvested dividends .............   $    50,333         79,669        106,181           --               70              --
Mortality and expense charges
  (note 3) .......................       (72,995)       (79,873)       (46,519)        (6,193)        (3,334)             --
                                     -----------    -----------    -----------    -----------    -----------    --------------
  Net investment activity ........       (22,662)          (204)        59,662         (6,193)        (3,264)             --
                                     -----------    -----------    -----------    -----------    -----------    --------------

Proceeds from mutual fund
  shares sold ....................     9,538,799      7,769,039      6,857,480      4,879,898      1,898,871              --
Cost of mutual funds sold ........    (9,941,358)    (7,238,368)    (6,604,093)    (4,873,755)    (1,856,944)             --
                                     -----------    -----------    -----------    -----------    -----------    --------------
  Realized gain (loss) on
    investments ..................      (402,559)       530,671        253,387          6,143         41,927              --
Change in unrealized gain (loss)
  on investments .................       929,287     (1,377,503)        (5,493)        66,492         (1,622)             --
                                     -----------    -----------    -----------    -----------    -----------    --------------
  Net gain (loss) on investments .       526,728       (846,832)       247,894         72,635         40,305              --
                                     -----------    -----------    -----------    -----------    -----------    --------------
Reinvested capital gains .........          --          551,360         47,244           --             --                --
                                     -----------    -----------    -----------    -----------    -----------    --------------
    Net change in contract
      owners' equity resulting
      from operations ............       504,066       (295,676)       354,800         66,442         37,041              --
                                     -----------    -----------    -----------    -----------    -----------    --------------
Equity transactions:
Purchase payments received
  from contract owners ...........     1,111,024      1,506,986      1,046,656        105,973         70,984              --
Transfers between funds ..........    (1,578,624)       674,324      5,515,236        180,265        668,066              --
Surrenders .......................      (168,491)      (113,178)       (47,964)        (1,367)        (2,034)             --
Death benefits (note 4) ..........        (7,848)       (16,165)        (1,774)            (1)          --                --
Policy loans (net of repayments)
(note 5) .........................      (259,475)       (84,201)       (65,730)         4,787         (5,947)             --
Deductions for surrender charges
  (note 2d) ......................       (18,111)       (15,174)        (5,649)            (7)          (273)             --
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............      (265,303)       (65,212)       (91,320)       (21,553)          (897)             --
Deductions for asset charges
   (note 3) ......................        (6,508)        (3,447)          (411)          (552)          (265)             --
                                     -----------    -----------    -----------    -----------    -----------    --------------
    Net equity transactions ......    (1,193,336)     1,883,933      6,349,044        267,545        729,634              --
                                     -----------    -----------    -----------    -----------    -----------    --------------
Net change in contract
  owners' equity .................      (689,270)     1,588,257      6,703,844        333,987        766,675              --
Contract owners' equity
  beginning of period ............     9,978,378      8,390,121      1,686,277        766,675           --                --
                                     -----------    -----------    -----------    -----------    -----------    --------------
Contract owners' equity
  end of period ..................   $ 9,289,108      9,978,378      8,390,121      1,100,662        766,675              --
                                     ===========    ===========    ===========    ===========    ===========    ==============



                                                           WPSmCoGr
                                       ------------------------------------------
                                            1998           1997          1996
                                       -----------    -----------    -----------
Investment activity:
Reinvested dividends .............            --             --             --
Mortality and expense charges
  (note 3) .......................        (106,735)       (99,826)       (49,642)
                                       -----------    -----------    -----------
  Net investment activity ........        (106,735)       (99,826)       (49,642)
                                       -----------    -----------    -----------

Proceeds from mutual fund
  shares sold ....................      11,652,539     13,210,500      7,405,511
Cost of mutual funds sold ........     (11,657,359)   (11,590,838)    (6,950,257)
                                       -----------    -----------    -----------
  Realized gain (loss) on
    investments ..................          (4,820)     1,619,662        455,254
Change in unrealized gain (loss)
  on investments .................        (287,723)        18,436       (150,978)
                                       -----------    -----------    -----------
  Net gain (loss) on investments .        (292,543)     1,638,098        304,276
                                       -----------    -----------    -----------
Reinvested capital gains .........            --             --             --
                                       -----------    -----------    -----------
    Net change in contract
      owners' equity resulting
      from operations ............        (399,278)     1,538,272        254,634
                                       -----------    -----------    -----------
Equity transactions:
Purchase payments received
  from contract owners ...........       2,471,813      2,516,266      1,034,674
Transfers between funds ..........      (1,849,405)     4,654,236      2,826,415
Surrenders .......................        (200,485)      (128,687)       (63,271)
Death benefits (note 4) ..........         (10,544)          --             --
Policy loans (net of repayments)
(note 5) .........................          19,268       (162,099)       (96,502)
Deductions for surrender charges
  (note 2d) ......................         (20,649)       (17,254)        (7,452)
Redemptions to pay cost of
  insurance charges and
  administration charges
  (notes 2b and 2c) ..............        (454,770)       (88,146)       (50,847)
Deductions for asset charges
   (note 3) ......................          (9,517)        (5,401)          (359)
                                       -----------    -----------    -----------
    Net equity transactions ......         (54,289)     6,768,915      3,642,658
                                       -----------    -----------    -----------
Net change in contract
  owners' equity .................        (453,567)     8,307,187      3,897,292
Contract owners' equity
  beginning of period ............      15,632,197      7,325,010      3,427,718
                                       -----------    -----------    -----------
Contract owners' equity
  end of period ..................      15,178,630     15,632,197      7,325,010
                                       ===========    ===========    ===========

See accompanying notes to financial statements.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2

                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Organization and Nature of Operations

         The Nationwide VLI Separate Account-2 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on May 7, 1987. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

         The Company offers Single Premium, Modified Single Premium, Flexible Premium and Last Survivor Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

     (b) The Contracts

         Prior to December 31, 1990, only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges, and note 3 for asset charges.

         Contract owners may invest in the following:

              Portfolios of the American Century Variable Portfolios, Inc.
               (American Century VP) (formerly TCI Portfolios, Inc.);
                American Century VP - American Century VP Balanced (ACVPBal)
                  (formerly TCI Portfolios - TCI Balanced)
                American Century VP - American Century VP Capital Appreciation
                  (ACVPCapAp) (formerly TCI Portfolios - TCI Growth)
                American Century VP - American Century VP Income & Growth
                  (ACVPIncGr)
                American Century VP - American Century VP International
                  (ACVPInt) (formerly TCI Portfolios - TCI International)
                American Century VP - American Century VP Value (ACVPValue)
                  (formerly TCI Portfolios - TCI Value)

              The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)

              Dreyfus Stock Index Fund (DryStkIx)

              Portfolios of the Dreyfus Variable Investment Fund (Dreyfus VIF);
                Dreyfus VIF - Capital Appreciation Portfolio (DryCapAp)
                Dreyfus VIF - Growth and Income Portfolio (DryGrInc)

              Fidelity Advisor High Yield Fund - Class T (FAHiYld)

              Portfolios of the Fidelity Variable Insurance Products Fund
                 (Fidelity VIP);
                Fidelity VIP - Equity-Income Portfolio (FidVIPEI)
                Fidelity VIP - Growth Portfolio (FidVIPGr)
                Fidelity VIP - High Income Portfolio (FidVIPHI)
                Fidelity VIP - Overseas Portfolio (FidVIPOv)

              Portfolios of the Fidelity Variable Insurance Products Fund II
                 (Fidelity VIP-II);
                Fidelity VIP-II - Asset Manager Portfolio (FidVIPAM) Fidelity VIP-II - Contrafund Portfolio (FidVIPCon)

              Portfolio of the Fidelity Variable Insurance Products Fund III
                 (Fidelity VIP-III);
                Fidelity VIP-III - Growth Opportunities Portfolio (FidVIPGrOp)

              Portfolio of the Morgan Stanley Universal Funds, Inc.
                (Morgan Stanley);
                Morgan Stanley - Emerging Markets Debt Portfolio (MSEmMkt)

              Funds of the Nationwide Separate Account Trust (Nationwide SAT)
                (managed for a fee by an affiliated investment advisor); Nationwide SAT - Capital Appreciation Fund (NSATCapAp) Nationwide SAT - Government Bond Fund (NSATGvtBd)
                Nationwide SAT - Money Market Fund (NSATMyMkt)
                Nationwide SAT - Small Cap Value Fund (NSATSmCapV)
                Nationwide SAT - Small Company Fund (NSATSmCo)
                Nationwide SAT - Total Return Fund (NSATTotRe)

              Portfolios of the Neuberger & Berman Advisers Management Trust
                (Neuberger &Berman AMT);
                Neuberger & Berman AMT - Growth Portfolio (NBAMTGro) Neuberger & Berman AMT - Guardian Portfolio (NBAMTGuard) Neuberger & Berman AMT - Limited Maturity Bond Portfolio (NBAMTLMat)
                Neuberger & Berman AMT - Partners Portfolio (NBAMTPart)

              Funds of the Oppenheimer Variable Account Funds (Oppenheimer VAF);
                Oppenheimer VAF - Aggressive Growth Fund (OppAggGro)
                  (formerly Oppenheimer VAF - Capital Appreciation Fund)
                Oppenheimer VAF - Bond Fund (OppBdFd)
                Oppenheimer VAF - Global Securities Fund (OppGlSec)
                Oppenheimer VAF - Growth Fund (OppGro)
                Oppenheimer VAF - Multiple Strategies Fund (OppMult)

              Strong Opportunity Fund II, Inc. (StOpp2) (formerly Strong
                 Special Fund II)

              Funds of the Strong Variable Insurance Funds, Inc. (Strong VIF);
                Strong VIF - Strong Discovery Fund II (StDisc2)
                Strong VIF - Strong International Stock Fund II (StIntStk2)

              Funds of the Van Eck Worldwide Insurance Trust (Van Eck WIT);
                Van Eck WIT - Worldwide Bond Fund (VEWrldBd)
                Van Eck WIT - Worldwide Emerging Markets Fund (VEWrldEMkt) Van Eck WIT - Worldwide Hard Assets Fund (VEWrldHAs)
                  (formerly Van Eck WIT - Gold and Natural Resources Fund)

              Portfolio of the Van Kampen American Capital Life Investment Trust
                  (Van Kampen American Capital LIT);
                Van Kampen American Capital LIT - Morgan Stanley Real Estate
                   Securities Portfolio (VKMSRESec)
                  (formerly Van Kampen American Capital LIT - Real Estate
                    Securities Fund)

              Portfolios of the Warburg Pincus Trust;
                Warburg Pincus Trust - International Equity Portfolio (WPIntEq) Warburg Pincus Trust - Post Venture Capital Portfolio
                  (WPPVenCap)
                Warburg Pincus Trust - Small Company Growth Portfolio (WPSmCoGr)

         At December 31, 1998, contract owners have invested in all of the above funds except for Fidelity Advisor High Yield Fund Class T and Oppenheimer VAF - Aggressive Growth Fund. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

         A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

         Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

     (c) Security Valuation, Transactions and Related Investment Income

         The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1998. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date.

     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (f) Reclassifications

         Certain 1997 and 1996 amounts have been reclassified to conform with the current period presentation.

(2)  POLICY CHARGES

     (a) Deductions from Premiums

         For single premium contracts, no deduction is made from any premium at the time of payment. On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment.

         On last survivor flexible premium contracts, the Company deducts a charge for state premium taxes equal to 3.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 5% of each premium payment during the first ten years and 1.5% of each premium payment thereafter.

         The Company may at its sole discretion reduce this sales loading.

     (b) Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

         For last survivor flexible premium contracts, the monthly cost of insurance is determined in a manner that reflects the anticipated mortality of the two insureds and the fact that the death benefit is not payable until the death of the second insured policyholder.

     (c) Administrative Charges

         An administrative charge is assessed against each contract to recover policy maintenance, accounting, record keeping and other administrative expenses and is assessed against each contract by liquidating units.

        For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

              Contracts issued prior to April 16, 1990:
                Purchase payments totalling less than $25,000 - $10/month Purchase payments totalling $25,000 or more - none

              Contracts issued on or after April 16, 1990:
                Purchase payments totalling less than $25,000 - $90/year ($65/year in New York) Purchase payments totalling $25,000 or more - $50/year

         For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum).

         For flexible premium contracts, the Company currently deducts a monthly administrative charge of $12.50 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum). Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

         For modified single premium contracts, the monthly charge is equal to an annual rate of .30% multiplied by the policy's cash value. For policy years 11 and later, this monthly charge is reduced to an annual rate of 0.15% of the policy's cash value. The monthly charge is subject to a $10 minimum.

         For last survivor flexible premium contracts, the Company deducts a monthly administrative charge equal to the sum of the policy charge and the basic coverage charge. For policy years one through ten the policy charge is $10. Additionally, there is a $0.04 per $1000 basic coverage charge (not less than $20 or more than $80 per policy). For policy years eleven and after, the policy charge is $5. Additionally, there is a $0.02 per $1000 basic coverage charge (not less than $10 or more than $40 per policy). Additionally, the Company deducts a monthly increase charge of $2.40 per $1000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective. The charge may be raised to $3.60 per $1000 of increase per year at the Company's discretion.

     (d) Surrender Charges

         Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

         For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. For single premium contracts issued prior to April 16, 1990, the charge is 8% in the first year and declines to 0% after the ninth year. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year, and declines to 0% after the ninth year.

         For multiple payment contracts and flexible premium contracts, the amount charged is based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, declining to 0% after the ninth year.

         For modified single premium contracts, the amount charged is based on the original purchase payment. The charge is 10% in the first year, declining to 0% in the ninth year.

         For last survivor flexible premium contracts, the charge is 100% of the initial surrender charge, declining to 0% in the fourteenth year if the average issue age is 74 or less. The charge is 100% of the initial surrender charge, declining to 0% in the ninth year if the average issue age is 75 or greater. For last survivor flexible payment contracts, the initial surrender charge is comprised of two components, an underwriting surrender charge and a sales surrender charge.

         The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

(3)  ASSET CHARGES

     For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. For contracts issued prior to April 16, 1990, the charge is equal to an annual rate of .95% during the first ten policy years, and .50% thereafter. A reduction of charges on these contracts is possible in policy years six through ten for those contracts achieving certain investment performance criteria. For single premium contracts issued on or after April 16, 1990, the charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter.

     For multiple payment contracts and flexible premium contracts, the Company deducts a charge equal to an annual rate of .80%, with certain exceptions, to cover mortality and expense risk charges related to operations. The above charges are assessed through the daily unit value calculation.

     For modified single premium contracts, the Company deducts an annual rate of .90% charged against the cash value of the contracts. This charge is assessed monthly against each contract by liquidating units.

     For last survivor flexible premium contracts, the Company deducts an annual rate of .80% in policy years one through ten. This charge is assessed monthly by liquidating units. In policy years eleven and greater, the Company deducts an annual rate of .80% if the cash value of the contract is less than $100,000. If the cash value is greater than or equal to $100,000, the Company reduces the annual asset fee rate to .30%.

     The following table provides mortality and expense risk charges by contract type for the period ended December 31, 1998:

                                                TOTAL           ACVPBal       ACVCapAp         ACVPincGr          ACVPint
                                         ------------      ------------     ------------      ------------     ------------
     Single Premium contracts Issued
       prior to April 16, 1990.......  $       19,963                -             1,274                -                -
     Single Premium contracts issued
       on or after April 16, 1990....       1,519,080            10,112           21,146             2,536           34,065
     Multiple Payment and Flexible
       Premium contracts.............       4,699,480            28,860           59,964             5,054           66,239
                                         ------------      ------------     ------------      ------------     ------------
         Total.......................  $    6,238,523            38,972           82,384             7,590          100,304
                                         ============      ============     ============      ============     ============


                                            ACVPValue          DrySRGro       DryStkix          DryCapAp         DryGrinc
                                         ------------      ------------     ------------      ------------     ------------
     Single Premium contracts Issued
       prior to April 16, 1990.......  $           -                 -             3,655               102               -
     Single Premium contracts issued
       on or after April 16, 1990....           4,104             9,572          112,048            10,336            2,255
     Multiple Payment and Flexible
       Premium contracts.............          15,894            67,383          392,626            16,686           12,787
                                         ------------      ------------     ------------      ------------     ------------
         Total.......................  $       19,998            76,955          508,329            27,124           15,042
                                         ============      ============     ============      ============     ============


                                             FidVIPEI          FidVIPGr         FidVIPHI          FidVIPOv         FidVIPAM
                                         ------------      ------------     ------------      ------------     ------------
     Single Premium contracts Issued
       prior to April 16, 1990.......  $        2,438             2,343              842             1,068              296
     Single Premium contracts issued
       on or after April 16, 1990....         194,440           188,365           49,966            53,993           86,061
     Multiple Payment and Flexible
       Premium contracts.............         418,071           568,902          160,813           112,745          152,850
                                         ------------      ------------     ------------      ------------     ------------
         Total.......................  $      614,949           759,610          211,621           167,806          239,207
                                         ============      ============     ============      ============     ============

                                            FidVIPCon        FidVIPGrOp          MSEmMkt         NSATCapAp        NSATGvtBd
                                         ------------      ------------     ------------      ------------     ------------
     Single Premium contracts Issued
       prior to April 16, 1990.......  $          128                -                -                654              305
     Single Premium contracts issued
       on or after April 16, 1990....          71,967            10,876              635            43,608           65,744
     Multiple Payment and Flexible
       Premium contracts.............         244,146            24,873            1,765           213,916           45,233
                                         ------------      ------------     ------------      ------------     ------------
         Total.......................  $      316,241            35,749            2,400           258,178          111,282
                                         ============      ============     ============      ============     ============

                                            NSATMyMkt        NSATSmCapV         NSATSmCo         NSATTotRe         NBAMTGro
                                         ------------      ------------     ------------      ------------     ------------
     Single Premium contracts Issued
       prior to April 16, 1990.......  $        1,358                -                -              1,584            1,581
     Single Premium contracts issued
       on or after April 16, 1990....         137,439             3,094           13,672            58,566           43,543
     Multiple Payment and Flexible
       Premium contracts.............         276,180               414          101,912           613,346          108,763
                                         ------------      ------------     ------------      ------------     ------------
         Total.......................  $      414,977             3,508          115,584           673,496          153,887
                                         ============      ============     ============      ============     ============

                                           NBAMTGuard         NBAMTLMat      NBAMTPart          OppBdFd         OppGlSec
                                         ------------      ------------     ------------      ------------     ------------
     Single Premium contracts Issued
       prior to April 16, 1990.......  $           -                930               -                 -                -
     Single Premium contracts issued
       on or after April 16, 1990....             553            14,562           50,988            20,073           20,102
     Multiple Payment and Flexible
       Premium contracts.............           4,227            27,237          203,440            71,491          127,490
                                         ------------      ------------     ------------      ------------     ------------
         Total.......................  $        4,780            42,729          254,428            91,564          147,592
                                         ============      ============     ============      ============     ============

                                               OppGro           OppMult           StOpp2           StDisc2        StintStk2
                                         ------------      ------------     ------------      ------------     ------------
     Single Premium contracts Issued
       prior to April 16, 1990.......  $           -                 -               120                -                -
     Single Premium contracts issued
       on or after April 16, 1990....           4,182            31,490           41,028            13,873            4,013
     Multiple Payment and Flexible
       Premium contracts.............          22,064            73,481          179,612            44,277           11,015
                                         ------------      ------------     ------------      ------------     ------------
         Total.......................  $       26,246           104,971          220,760            58,150           15,028
                                         ============      ============     ============      ============     ============

                                             VEWrldBd        VEWrldEMkt        VEWrldHAs         VKMSRESec          WPintEq
                                         ------------      ------------     ------------      ------------     ------------
     Single Premium contracts Issued
       prior to April 16, 1990.......  $           39                -               486               575              185
     Single Premium contracts issued
       on or after April 16, 1990....          11,374             1,792           17,613            13,117           13,450
     Multiple Payment and Flexible
       Premium contracts.............          15,186            12,394           20,246            38,337           59,360
                                         ------------      ------------     ------------      ------------     ------------
         Total.......................  $       26,599            14,186           38,345            52,029           72,995
                                         ============      ============     ============      ============     ============

                                            WPPVenCap          WPSMCoGr
                                         ------------      ------------
     Single Premium contracts Issued
       prior to April 16, 1990.......  $           -                 -
     Single Premium contracts issued
       on or after April 16, 1990....           3,460            29,267
     Multiple Payment and Flexible
       Premium contracts.............           2,733            77,468
                                         ------------      ------------
         Total.......................  $        6,193           106,735
                                         ============      ============



(4)  DEATH BENEFITS

     Death benefits result in a redemption of the contract value from the Account and payment of the death benefit proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium contracts, the proceeds are payable on the death of the last surviving insured. The excess of the death benefit proceeds over the contract value on the date of death is paid by the Company's general account.

(5)  POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow up to 90% (50% during first year of single and modified single premium contracts) of a policy's cash surrender value. For single premium contracts issued prior to April 16, 1990, 6.5% interest is due and payable annually in advance. For single premium contracts issued on or after April 16, 1990, multiple payment, flexible premium, modified single and last survivor flexible premium contracts, 6% interest is due and payable in advance on the policy anniversary when there is a loan outstanding on the policy.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(6)  RELATED PARTY TRANSACTIONS

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

(7)  COMPONENTS OF CONTRACT OWNERS' EQUITY

     The following is a summary of contract owners' equity at December 31, 1998, for each product in the accumulation phase.


     Contract owners' equity represented by:                                                             ANNUAL
                                                                    UNITS   UNIT VALUE                  RETURN(b)
                                                                    -----   ----------                  ---------

Single Premium contracts issued prior to April 16, 1990:

   American Century VP - American Century
      VP Capital Appreciation .............................          6,437   $22.339504       $143,799             (3)%

   Dreyfus Stock Index Fund ...............................         14,798    27.871347        412,440             27%

   Dreyfus VIF -
      Capital Appreciation Portfolio ......................            876    13.168334         11,535             29%

   Fidelity VIP - Equity-Income Portfolio .................          6,566    41.890019        275,050             11%

   Fidelity VIP - Growth Portfolio ........................          4,551    58.102055        264,422             38%

   Fidelity VIP - High Income Portfolio ...................          3,510    27.054068         94,960             (5)%

   Fidelity VIP - Overseas Portfolio ......................          4,966    24.255551        120,453             12%

   Fidelity VIP-II - Asset Manager Portfolio ..............          1,193    27.955691         33,351             14%

   Fidelity VIP-II - Contrafund Portfolio .................            684    21.098746         14,432             29%

   Nationwide SAT -
      Capital Appreciation Fund ...........................          2,354    31.356408         73,813             29%

   Nationwide SAT -
      Government Bond Fund ................................          1,481    23.252862         34,437              8%

   Nationwide SAT - Money Market Fund .....................          9,477    16.171326        153,256              4%

   Nationwide SAT - Total Return Fund .....................          4,462    40.062865        178,761             17%

   Neuberger &Berman AMT -
      Growth Portfolio ....................................          4,910    36.321304        178,338             14%

   Neuberger &Berman AMT -
      Limited Maturity Bond Portfolio .....................          5,842    17.967444        104,966              3%

   Strong Opportunity Fund II, Inc. .......................            452    29.946506         13,536             12%

   Van Eck WIT - Worldwide Bond Fund ......................            264    16.631673          4,391             12%

   Van Eck WIT -
      Worldwide Hard Assets Fund ..........................          5,479     9.998900         54,784            (32)%

   Van Kampen American Capital LIT -
      Morgan Stanley Real Estate
      Securities Portfolio ................................          4,103    15.812545         64,879            (12)%

   Warburg Pincus Trust -
      International Equity Portfolio ......................          1,777    11.754581         20,888              4%

Single Premium contracts issued on or
after April 16, 1990:

   American Century VP -
      American Century VP Balanced ........................         43,205    18.685028        807,287             14%

                                                                     (Continued)

American Century VP - American Century
   VP Capital Appreciation ..............      113,249   14.906965    1,688,199           (3)%

American Century VP - American Century
   VP Income & Growth ...................       18,703   10.826437      202,487            8%(a)

American Century VP -
   American Century VP International ....      168,629   16.127264    2,719,524           17%

American Century VP -
   American Century VP Value ............       25,086   13.059452      327,609            3%

The Dreyfus Socially Responsible
   Growth Fund, Inc. ....................       27,695   27.592332      764,170           28%

Dreyfus Stock Index Fund ................      326,895   27.364353    8,945,270           27%

Dreyfus VIF -
   Capital Appreciation Portfolio .......       62,982   13.101026      825,129           29%

Dreyfus VIF -
   Growth and Income Portfolio ..........       14,240   12.644103      180,052           10%

Fidelity VIP - Equity-Income Portfolio ..      456,214   34.025630   15,522,969           10%

Fidelity VIP - Growth Portfolio .........      376,885   39.900577   15,037,929           38%

Fidelity VIP - High Income Portfolio ....      144,326   27.638937    3,989,017           (6)%

Fidelity VIP - Overseas Portfolio .......      248,471   17.348011    4,310,478           11%

Fidelity VIP-II - Asset Manager
  Portfolio .............................      253,412   27.112311    6,870,585           14%

Fidelity VIP-II - Contrafund Portfolio ..      275,660   20.842351    5,745,402           28%

Fidelity VIP-III -
   Growth Opportunities Portfolio .......       64,568   13.447707      868,292           23%

Morgan Stanley -
   Emerging Markets Debt Portfolio ......        7,315    6.935753       50,735          (29)%

Nationwide SAT -
   Capital Appreciation Fund ............      113,664   30.628674    3,481,378           28%

Nationwide SAT -
   Government Bond Fund .................      274,184   19.142839    5,248,660            8%

Nationwide SAT - Money Market Fund ......      814,530   13.470763   10,972,341            4%

Nationwide SAT - Small Cap Value Fund ...       28,961    8.529271      247,016          (15)%(a)

Nationwide SAT - Small Company Fund .....       68,318   15.976308    1,091,469            0%

Nationwide SAT - Total Return Fund ......      136,311   34.300994    4,675,603           17%

Neuberger &Berman AMT -
   Growth Portfolio .....................      136,629   25.442656    3,476,205           14%

Neuberger & Berman AMT -
   Guardian Portfolio ...................        4,760    9.282948       44,187           (7)%(a)

Neuberger &Berman AMT -
   Limited Maturity Bond Portfolio ......       76,004   15.295923    1,162,551            3%

Neuberger &Berman AMT -
   Partners Portfolio ...................      176,971   23.001381    4,070,577            3%

Oppenheimer VAF - Bond Fund .............       84,868   18.882225    1,602,497            5%

   Oppenheimer VAF -
      Global Securities Fund ............       88,848   18.062180    1,604,789           13%

   Oppenheimer VAF - Growth Fund ........       26,155   12.764150      333,846           22%

   Oppenheimer VAF -
      Multiple Strategies Fund ..........      110,357   22.780548    2,513,993            5%

   Strong Opportunity Fund II, Inc. .....      111,969   29.253391    3,275,473           12%

   Strong VIF - Strong Discovery
     Fund II ............................       58,970   18.780910    1,107,510            6%

   Strong VIF -
      Strong International Stock
        Fund II .........................       35,834    8.939643      320,343           (6)%

   Van Eck WIT - Worldwide Bond Fund ....       56,294   16.129801      908,011           11%

   Van Eck WIT -
      Worldwide Emerging Markets Fund ...       25,018    5.717162      143,032          (35)%

   Van Eck WIT -
      Worldwide Hard Assets Fund ........      128,220   10.966233    1,406,090          (32)%

   Van Kampen American Capital LIT -
      Morgan Stanley Real Estate
      Securities Portfolio ..............       67,042   15.620311    1,047,217          (13)%

   Warburg Pincus Trust -
      International Equity Portfolio ....       92,476   11.611647    1,073,799            4%

   Warburg Pincus Trust -
      Post Venture Capital Portfolio ....       23,108   11.954408      276,242            5%

   Warburg Pincus Trust -
      Small Company Growth Portfolio ....      152,727   15.298780    2,336,537           (4)%

Multiple Payment contracts and
Flexible Premium contracts:

   American Century VP -
      American Century VP Balanced ......      215,629   19.320541    4,166,069           15%

   American Century VP - American Century
      VP Capital Appreciation ...........      649,478   14.277913    9,273,190           (3)%

   American Century VP - American Century
      VP Income & Growth ................       73,815   10.862660      801,827            9%(a)

   American Century VP -
      American Century VP International .      568,779   16.487231    9,377,591           18%

   American Century VP -
      American Century VP Value .........      140,522   13.192098    1,853,780            4%

   The Dreyfus Socially Responsible
      Growth Fund, Inc. .................      359,871   28.323603   10,192,843           28%

   Dreyfus Stock Index Fund .............    2,166,290   28.091438   60,854,201           27%

   Dreyfus VIF -
      Capital Appreciation Portfolio ....      257,361   13.197284    3,396,466           29%

   Dreyfus VIF -
      Growth and Income Portfolio .......      125,274   12.772496    1,600,062           11%

  Fidelity VIP - Equity-Income Portfolio     1,726,955   35.444796   61,211,568           11%

                                                                     (Continued)

Fidelity VIP - Growth Portfolio .........    2,346,630   40.998916   96,209,286           38%

Fidelity VIP - High Income Portfolio ....      737,225   26.133234   19,266,073           (5)%

Fidelity VIP - Overseas Portfolio .......      871,214   18.969496   16,526,490           12%

Fidelity VIP-II - Asset Manager
  Portfolio .............................      961,754   24.821550   23,872,225           14%

Fidelity VIP-II - Contrafund Portfolio ..    1,826,890   21.209617   38,747,637           29%

Fidelity VIP-III -
   Growth Opportunities Portfolio .......      315,036   13.546531    4,267,645           24%

Morgan Stanley -
   Emerging Markets Debt Portfolio ......       34,905    6.986851      243,876          (29)%

Nationwide SAT -
   Capital Appreciation Fund ............    1,058,148   31.669989   33,511,536           29%

Nationwide SAT -
   Government Bond Fund .................      414,068   18.081576    7,487,002            8%

Nationwide SAT - Money Market Fund ......    1,953,963   13.319323   26,025,464            4%

Nationwide SAT - Small Cap Value Fund ...       50,840    8.557853      435,081           (14)%(a)

Nationwide SAT - Small Company Fund .....      879,309   16.233001   14,273,824            0%

Nationwide SAT - Total Return Fund ......    2,650,483   33.070880   87,653,805           17%

Neuberger &Berman AMT -
   Growth Portfolio .....................      767,489   25.347646   19,454,039           15%

Neuberger & Berman AMT -
   Guardian Portfolio ...................       71,761    9.314041      668,385           (7)%(a)

Neuberger &Berman AMT -
   Limited Maturity Bond Portfolio ......      195,748   14.860392    2,908,892            4%

Neuberger &Berman AMT -
   Partners Portfolio ...................    1,151,452   23.514569   27,075,898            3%

Oppenheimer VAF - Bond Fund .............      532,098   18.103341    9,632,752            6%

Oppenheimer VAF -
   Global Securities Fund ...............      980,014   18.542353   18,171,766           13%

Oppenheimer VAF - Growth Fund ...........      342,717   12.857977    4,406,647           23%

Oppenheimer VAF -
   Multiple Strategies Fund .............      460,679   22.696024   10,455,582            6%

Strong Opportunity Fund II, Inc. ........      874,006   30.245312   26,434,584           13%

Strong VIF - Strong Discovery Fund II ...      360,468   19.418031    6,999,579            6%

Strong VIF -
   Strong International Stock Fund II ...      149,776    9.083353    1,360,468           (6)%

Van Eck WIT - Worldwide Bond Fund .......      154,980   15.314274    2,373,406           12%

Van Eck WIT -
   Worldwide Emerging Markets Fund ......      253,188    5.775322    1,462,242          (35)%

Van Eck WIT -
   Worldwide Hard Assets Fund ...........      206,325   12.213208    2,519,890          (32)%

   Van Kampen American Capital LIT -
      Morgan Stanley Real Estate
      Securities Portfolio .................      287,075   15.895654    4,563,245          (12)%

   Warburg Pincus Trust -
      International Equity Portfolio .......      579,078   11.816371    6,842,600            5%

   Warburg Pincus Trust -
      Post Venture Capital Portfolio .......       64,081   12.075838      773,832            6%

   Warburg Pincus Trust -
      Small Company Growth Portfolio .......      731,702   15.568525   11,391,521           (4)%

Modified Single Premium contracts and
Last Survivor Flexible Premium contracts:

   American Century VP -
      American Century VP Balanced .........       40,224   14.655512      589,503           16%

   American Century VP - American Century
      VP Capital Appreciation ..............       56,709    8.631172      489,465           (2)%

   American Century VP - American Century
      VP Income & Growth ...................       49,568   10.920877      541,326            9%(a)

   American Century VP -
      American Century VP International ....      109,633   15.178805    1,664,098           19%

   American Century VP -
      American Century VP Value ............       39,670   13.407134      531,861            5%

   The Dreyfus Socially Responsible
      Growth Fund, Inc. ....................       59,391   18.577940    1,103,362           29%

   Dreyfus Stock Index Fund ................      451,985   19.535151    8,829,595           28%

   Dreyfus VIF -
      Capital Appreciation Portfolio .......       32,649   13.352746      435,954           30%

   Dreyfus VIF -
      Growth and Income Portfolio ..........       33,423   12.980656      433,852           12%

   Fidelity VIP - Equity-Income Portfolio ..      424,796   15.430209    6,554,691           12%

   Fidelity VIP - Growth Portfolio .........      312,967   17.992701    5,631,122           39%

   Fidelity VIP - High Income Portfolio ....      328,441   12.192188    4,004,414           (4)%

   Fidelity VIP - Overseas Portfolio .......       94,348   13.418281    1,265,988           13%

   Fidelity VIP-II - Asset Manager
     Portfolio  ............................       96,546   15.299714    1,477,126           15%

   Fidelity VIP-II - Contrafund Portfolio ..      294,323   18.152724    5,342,764           30%

   Fidelity VIP-III -
      Growth Opportunities Portfolio .......       54,891   13.706120      752,343           25%

   Morgan Stanley -
      Emerging Markets Debt Portfolio ......        6,444    7.069376       45,555          (28)%

   Nationwide SAT -
      Capital Appreciation Fund ............      207,778   20.293858    4,216,617           30%

   Nationwide SAT -
      Government Bond Fund .................      100,956   12.754801    1,287,674            9%

   Nationwide SAT - Money Market Fund ......      904,630   11.456534   10,363,924            5%



                                                                     (Continued)

Nationwide SAT - Small Cap Value
  Fund ...............................          18,425           8.603810         158,525             (14)%(a)

Nationwide SAT - Small Company Fund ..         170,740          12.475012       2,129,984               1%

Nationwide SAT - Total Return Fund ...         377,762          17.490359       6,607,193              18%

Neuberger &Berman AMT -
   Growth Portfolio ..................          95,390          14.709510       1,403,140              16%

Neuberger & Berman AMT -
   Guardian Portfolio ................          15,552           9.364011         145,629              (6)%(a)

Neuberger &Berman AMT -
   Limited Maturity Bond Portfolio ...          72,201          11.674617         842,919               4%

Neuberger &Berman AMT -
   Partners Portfolio ................         241,826          15.696640       3,795,856               4%

Oppenheimer VAF - Bond Fund ..........          90,724          12.420731       1,126,858               7%

Oppenheimer VAF -
   Global Securities Fund ............          89,467          15.133929       1,353,987              14%

Oppenheimer VAF - Growth Fund ........          98,891          13.009524       1,286,525              24%

Oppenheimer VAF -
   Multiple Strategies Fund ..........          90,548          13.674340       1,238,184               7%

Strong Opportunity Fund II, Inc. .....          85,559          15.336685       1,312,191              14%

Strong VIF - Strong Discovery
  Fund II ............................          20,724          11.809640         244,743               7%

Strong VIF -
   Strong International Stock
     Fund II .........................          36,980           8.279751         306,185              (5)%

Van Eck WIT - Worldwide Bond Fund ....          21,531          12.141253         261,413              13%

Van Eck WIT -
   Worldwide Emerging Markets Fund ...          41,962           5.869611         246,301             (34)%

Van Eck WIT -
   Worldwide Hard Assets Fund ........          21,804           6.825397         148,821             (31)%

Van Kampen American Capital LIT -
   Morgan Stanley Real Estate
   Securities Portfolio ..............          58,853          14.679798         863,950             (12)%

Warburg Pincus Trust -
   International Equity Portfolio ....         132,142          10.230064       1,351,821               5%

Warburg Pincus Trust -
   Post Venture Capital Portfolio ....           4,122          12.272697          50,588               7%

Warburg Pincus Trust -
   Small Company Growth Portfolio ....         131,376          11.041376       1,450,572              (3)%
                                               =======          =========       =========              ==

                                                                            $894,156,479
                                                                            =============

(a) This investment option was not being utilized for the entire period. Accordingly, the annual return was computed for such period as the investment option was utilized.
(b) The annual return does not include contract charges satisfied by surrendering units.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 1998 and 1997, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                                        KPMG LLP


Columbus, Ohio
January 29, 1999

                     NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                                 Consolidated Balance Sheets

                     (in millions of dollars, except per share amounts)


                                                                          December 31,
                                                                    -----------------------
                                        Assets                        1998          1997
                                        ------                      ---------     ---------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                       $14,245.1     $13,204.1
    Equity securities                                                   127.2          80.4
  Mortgage loans on real estate, net                                  5,328.4       5,181.6
  Real estate, net                                                      243.6         311.4
  Policy loans                                                          464.3         415.3
  Other long-term investments                                            44.0          25.2
  Short-term investments                                                289.1         358.4
                                                                    ---------     ---------
                                                                     20,741.7      19,576.4
                                                                    ---------     ---------

Cash                                                                      3.4         175.6
Accrued investment income                                               218.7         210.5
Deferred policy acquisition costs                                     2,022.2       1,665.4
Other assets                                                            420.3         438.4
Assets held in separate accounts                                     50,935.8      37,724.4
                                                                    ---------     ---------
                                                                    $74,342.1     $59,790.7
                                                                    =========     =========

                         Liabilities and Shareholder's Equity
                         ------------------------------------
Future policy benefits and claims                                   $19,767.1     $18,702.8
Other liabilities                                                       866.1         885.6
Liabilities related to separate accounts                             50,935.8      37,724.4
                                                                    ---------     ---------
                                                                     71,569.0      57,312.8
                                                                    ---------     ---------

Commitments and contingencies (notes 7 and 12)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                             3.8           3.8
  Additional paid-in capital                                            914.7         914.7
  Retained earnings                                                   1,579.0       1,312.3
  Accumulated other comprehensive income                                275.6         247.1
                                                                    ---------     ---------
                                                                      2,773.1       2,477.9
                                                                    ---------     ---------
                                                                    $74,342.1     $59,790.7
                                                                    =========     =========

See accompanying notes to consolidated financial statements.

                                NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                                         Consolidated Statements of Income

                                             (in millions of dollars)


                                                                                    Years ended December 31,
                                                                              -----------------------------------
                                                                                 1998         1997        1996
                                                                              --------     --------     ---------
Revenues:
  Policy charges                                                              $  698.9     $  545.2     $  400.9
  Life insurance premiums                                                        200.0        205.4        198.6
  Net investment income                                                        1,481.6      1,409.2      1,357.8
  Realized gains (losses) on investments                                          28.4         11.1         (0.3)
  Other                                                                           66.8         46.5         35.9
                                                                              --------     --------     --------
                                                                               2,475.7      2,217.4      1,992.9
                                                                              --------     --------     --------
Benefits and expenses:
  Interest credited to policyholder account balances                           1,069.0      1,016.6        982.3
  Other benefits and claims                                                      175.8        178.2        178.3
  Policyholder dividends on participating policies                                39.6         40.6         41.0
  Amortization of deferred policy acquisition costs                              214.5        167.2        133.4
  Other operating expenses                                                       419.7        384.9        342.4
                                                                              --------     --------     --------
                                                                               1,918.6      1,787.5      1,677.4
                                                                              --------     --------     --------

    Income from continuing operations before federal income tax expense          557.1        429.9        315.5

Federal income tax expense                                                       190.4        150.2        110.9
                                                                              --------     --------     --------

    Income from continuing operations                                            366.7        279.7        204.6

Income from discontinued operations (less federal income tax expense
  of $4.5 in 1996)                                                                --           --           11.3
                                                                              --------     --------     --------

    Net income                                                                $  366.7     $  279.7     $  215.9
                                                                              ========     ========     ========

See accompanying notes to consolidated financial statements.

                             NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                              Consolidated Statements of Shareholder's Equity

                                Years ended December 31, 1998, 1997 and 1996
                                         (in millions of dollars)


                                                                                  Accumulated
                                                         Additional                  other         Total
                                              Common      paid-in      Retained  comprehensive  shareholder's
                                              stock       capital      earnings      income        equity
                                              -----       -------      --------      ------        ------
December 31, 1995                             $  3.8     $ 657.2      $1,583.2      $ 384.3      $2,628.5

Comprehensive income:
    Net income                                  --          --           215.9         --           215.9
    Net unrealized losses on securities
      available-for-sale arising during
      the year                                  --          --            --         (170.9)       (170.9)
                                                                                                 --------
  Total comprehensive income                                                                         45.0
                                                                                                 --------
Dividends to shareholder                        --        (129.3)       (366.5)       (39.8)       (535.6)
                                              ------     -------      --------      -------      --------
December 31, 1996                                3.8       527.9       1,432.6        173.6       2,137.9

Comprehensive income:
    Net income                                  --          --           279.7         --           279.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                  --          --            --           73.5          73.5
                                                                                                 --------
  Total comprehensive income                                                                        353.2
                                                                                                 --------
Capital contribution                            --         836.8          --           --           836.8
Dividend to shareholder                         --        (450.0)       (400.0)        --          (850.0)
                                              ------     -------      --------      -------      --------
December 31, 1997                                3.8       914.7       1,312.3        247.1       2,477.9

Comprehensive income:
    Net income                                  --          --           366.7         --           366.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                  --          --            --           28.5          28.5
                                                                                                 --------
  Total comprehensive income                                                                        395.2
                                                                                                 --------
Dividend to shareholder                         --          --          (100.0)        --          (100.0)
                                              ------     -------      --------      -------      --------
December 31, 1998                             $  3.8     $ 914.7      $1,579.0      $ 275.6      $2,773.1
                                              ======     =======      ========      =======      ========


See accompanying notes to consolidated financial statements.


                                     NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                                           Consolidated Statements of Cash Flows

                                                  (in millions of dollars)


                                                                                           Years ended December 31,
                                                                                   ---------------------------------------
                                                                                     1998           1997            1996
                                                                                   ---------      ---------      ---------
Cash flows from operating activities:
  Net income                                                                       $   366.7      $   279.7      $   215.9
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                             1,069.0        1,016.6          982.3
      Capitalization of deferred policy acquisition costs                             (584.2)        (487.9)        (422.6)
      Amortization of deferred policy acquisition costs                                214.5          167.2          133.4
      Amortization and depreciation                                                     (8.5)          (2.0)           7.0
      Realized gains on invested assets, net                                           (28.4)         (11.1)          (0.3)
      (Increase) decrease in accrued investment income                                  (8.2)          (0.3)           2.8
      (Increase) decrease in other assets                                               16.4          (12.7)         (38.9)
      Decrease in policy liabilities                                                    (8.3)         (23.1)        (151.0)
      (Decrease) increase in other liabilities                                         (34.8)         230.6          191.4
      Other, net                                                                       (11.3)         (10.9)         (61.7)
                                                                                   ---------      ---------      ---------
        Net cash provided by operating activities                                      982.9        1,146.1          858.3
                                                                                   ---------      ---------      ---------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                            1,557.0          993.4        1,162.8
  Proceeds from sale of securities available-for-sale                                  610.5          574.5          299.6
  Proceeds from repayments of mortgage loans on real estate                            678.2          437.3          309.0
  Proceeds from sale of real estate                                                    103.8           34.8           18.5
  Proceeds from repayments of policy loans and sale of other invested assets            23.6           22.7           22.8
  Cost of securities available-for-sale acquired                                    (3,182.8)      (2,828.1)      (1,573.6)
  Cost of mortgage loans on real estate acquired                                      (829.1)        (752.2)        (972.8)
  Cost of real estate acquired                                                          (0.8)         (24.9)          (7.9)
  Policy loans issued and other invested assets acquired                               (88.4)         (62.5)         (57.7)
  Short-term investments, net                                                           69.3         (354.8)          28.0
                                                                                   ---------      ---------      ---------
        Net cash used in investing activities                                       (1,058.7)      (1,959.8)        (771.3)
                                                                                   ---------      ---------      ---------

Cash flows from financing activities:
  Proceeds from capital contributions                                                   --            836.8           --
  Cash dividends paid                                                                 (100.0)          --            (50.0)
  Increase in investment product and universal life insurance
    product account balances                                                         2,682.1        2,488.5        1,781.8
  Decrease in investment product and universal life insurance
    product account balances                                                        (2,678.5)      (2,379.8)      (1,784.5)
                                                                                   ---------      ---------      ---------
        Net cash (used in) provided by financing activities                            (96.4)         945.5          (52.7)
                                                                                   ---------      ---------      ---------
Net (decrease) increase in cash                                                       (172.2)         131.8           34.3

Cash, beginning of year                                                                175.6           43.8            9.5
                                                                                   ---------      ---------      ---------
Cash, end of year                                                                  $     3.4      $   175.6      $    43.8
                                                                                   =========      =========      =========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 1998, 1997 and 1996



(1)      Organization and Description of Business
         ----------------------------------------

         Prior to January 27, 1997, Nationwide Life Insurance Company (NLIC) was wholly owned by Nationwide Corporation (Nationwide Corp.). On that date, Nationwide Corp. contributed the outstanding shares of NLIC's common stock to Nationwide Financial Services, Inc. (NFS), a holding company formed by Nationwide Corp. in November 1996 for NLIC and the other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. On March 11, 1997, NFS completed an initial public offering of its Class A common stock.

         During 1996 and 1997, Nationwide Corp. and NFS completed certain transactions in anticipation of the initial public offering that focused the business of NFS on long-term savings and retirement products. On September 24, 1996, NLIC declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of certain subsidiaries that do not offer or distribute long-term savings or retirement products. In addition, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to two affiliates effective January 1, 1996. These subsidiaries, through December 31, 1996, and all accident and health and group life insurance business have been accounted for as discontinued operations for all periods presented. See notes 10 and 14. Additionally, NLIC paid $900.0 million of dividends, $50.0 million to Nationwide Corp. on December 31, 1996 and $850.0 million to NFS, which then made an equivalent dividend to Nationwide Corp., on February 24, 1997.

         NFS contributed $836.8 million to the capital of NLIC during March
         1997.

         Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Advisory Services, Inc., Nationwide Investment Services Corporation and NWE, Inc. NLIC and its subsidiaries are collectively referred to as "the Company."

         The Company is a leading provider of long-term savings and retirement products, including variable annuities, fixed annuities and life insurance.

(2)      Summary of Significant Accounting Policies
         ------------------------------------------

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and NLAIC, filed with the Department of Insurance of the State of Ohio (the Department), are prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Consolidation Policy
              --------------------

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. Operations that are classified and reported as discontinued operations are not consolidated but rather are reported as "Income from discontinued operations" in the accompanying consolidated statements of income. All significant intercompany balances and transactions have been eliminated.

         (b)  Valuation of Investments and Related Gains and Losses
              -----------------------------------------------------

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1998 or 1997.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         (c)  Revenues and Benefits
              ---------------------

              Investment Products and Universal Life Insurance Products:
              Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (d)  Deferred Policy Acquisition Costs
              ---------------------------------

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b).

         (e)  Separate Accounts
              -----------------

              Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. For all but $743.9 million of separate account assets, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  Future Policy Benefits
              ----------------------

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges. The average interest rate credited on investment product policy reserves was 6.0%, 6.1% and 6.3% for the years ended December 31, 1998, 1997 and 1996, respectively.

              Future policy benefits for traditional life insurance policies have been calculated by the net level premium method using interest rates varying from 6.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         (g)  Participating Business
              ----------------------

              Participating business represents approximately 40% in 1998 (50% in 1997 and 52% in 1996) of the Company's life insurance in force, 74% in 1998 (77% in 1997 and 78% in 1996) of the number of life insurance policies in force, and 14% in 1998 (27% in 1997 and 40% in 1996) of life insurance statutory premiums. The provision for policyholder dividends is based on current dividend scales and is included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

         (h)  Federal Income Tax
              ------------------

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of Nationwide Corp. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (i)  Reinsurance Ceded
              -----------------

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis. All of the Company's accident and health and group life insurance business is ceded to affiliates and is accounted for as discontinued operations. See notes 10 and 14.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(j)           Recently Issued Accounting Pronouncements
              -----------------------------------------

              On January 1, 1998 the Company adopted SFAS No. 131 - Disclosures about Segments of an Enterprise and Related Information (SFAS
              131). SFAS 131 supersedes SFAS No. 14 - Financial Reporting for Segments of a Business Enterprise. SFAS 131 establishes standards for public business enterprises to report information about operating segments in annual financial statements and selected information about operating segments in interim financial reports. SFAS 131 also establishes standards for related disclosures about products and services, geographic areas, and major customers. The adoption of SFAS 131 did not affect results of operations or financial position, nor did it affect the manner in which the Company defines its operating segments. The segment information required for annual financial statements is included in note 13.

              On January 1, 1998, the Company adopted SFAS No. 132 - Employers' Disclosures about Pensions and Other Postretirement Benefits (SFAS
              132). SFAS 132 revises employers' disclosures about pension and other postretirement benefit plans. The Statement does not change the measurement or recognition of benefit plans in the financial statements. The revised disclosures required by SFAS 132 are included in note 8.

              In June 1998, the FASB issued SFAS No. 133 - Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. Contracts that contain embedded derivatives, such as certain insurance contracts, are also addressed by the Statement. SFAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The Statement is effective for fiscal years beginning after June 15, 1999. It may be implemented earlier provided adoption occurs as of the beginning of any fiscal quarter after issuance. The Company plans to adopt this Statement in first quarter 2000 and is currently evaluating the impact on results of operations and financial condition.

              In March 1998, The American Institute of Certified Public Accountant's Accounting Standards Executive Committee issued Statement of Position 98-1 - Accounting for the Costs of Computer Software Developed or Obtained for Internal Use (SOP 98-1). SOP 98-1 provides guidance intended to standardize accounting practices for costs incurred to develop or obtain computer software for internal use. Specifically, SOP 98-1 provides guidance for determining whether computer software is for internal use and when costs incurred for internal use software are to be capitalized. SOP 98-1 is effective for financial statements for fiscal years beginning after December 15, 1998. The Company does not expect the adoption of SOP 98-1, which occurred on January 1, 1999, to have a material impact on the Company's financial statements.


         (k)  Reclassification
              ----------------

              Certain items in the 1997 and 1996 consolidated financial statements have been reclassified to conform to the 1998 presentation.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(3)      Investments
         -----------

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1998 and 1997 were:

                                                                                     Gross         Gross
                                                                     Amortized     unrealized    unrealized     Estimated
             (in millions of dollars)                                  cost           gains        losses       fair value
             ------------------------                                  ----           -----        ------       ----------
             December 31, 1998:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies              $   255.9       $ 13.0        $   --        $   268.9
                 Obligations of states and political subdivisions          1.6           --            --              1.6
                 Debt securities issued by foreign governments           106.5          4.5            --            111.0
                 Corporate securities                                  9,899.6        423.2         (18.7)        10,304.1
                 Mortgage-backed securities                            3,457.7        104.2          (2.4)         3,559.5
                                                                     ---------       ------        ------        ---------
                     Total fixed maturity securities                  13,721.3        544.9         (21.1)        14,245.1
               Equity securities                                         110.4         18.3          (1.5)           127.2
                                                                     ---------       ------        ------        ---------
                                                                     $13,831.7       $563.2        $(22.6)       $14,372.3
                                                                     =========       ======        ======        =========

             December 31, 1997:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies              $   305.1       $  8.6        $   --        $   313.7
                 Obligations of states and political subdivisions          1.6           --           --               1.6
                 Debt securities issued by foreign governments            93.3          2.7          (0.2)            95.8
                 Corporate securities                                  8,698.7        355.5         (11.5)         9,042.7
                 Mortgage-backed securities                            3,634.2        118.6          (2.5)         3,750.3
                                                                     ---------       ------        ------        ---------
                     Total fixed maturity securities                  12,732.9        485.4         (14.2)        13,204.1
               Equity securities                                          67.8         12.9          (0.3)            80.4
                                                                     ---------       ------        ------        ---------
                                                                     $12,800.7       $498.3        $(14.5)       $13,284.5
                                                                     =========       ======        ======        =========

         As of December 31, 1998 the Company had entered into S&P 500 futures contracts with a notional amount of $20.0 million to reduce the risk of changes in the fair market value of certain investments classified as equity securities. These contracts had an unrealized loss of $1.3 million as of December 31, 1998 which is included in the recorded amount of the equity securities and in accumulated other comprehensive income, net of tax, similar to other unrealized gains and losses on securities available-for-sale.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1998, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                   Amortized        Estimated
             (in millions of dollars)                                                 cost          fair value
                                                                                      ----          ----------
             Fixed maturity securities available for sale:
               Due in one year or less                                              $ 2,019.9        $ 2,048.0
               Due after one year through five years                                  8,169.1          8,470.6
               Due after five years through ten years                                 2,795.0          2,927.7
               Due after ten years                                                      737.3            798.8
                                                                                    ---------        ---------
                                                                                    $13,721.3        $14,245.1
                                                                                    =========        =========

         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

             (in millions of dollars)                                                1998          1997
                                                                                     ----          ----
             Gross unrealized gains                                                 $ 540.6       $ 483.8
             Adjustment to deferred policy acquisition costs                         (116.6)       (103.7)
             Deferred federal income tax                                             (148.4)       (133.0)
                                                                                    -------       -------
                                                                                    $ 275.6       $ 247.1
                                                                                    =======       =======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

             (in millions of dollars)                                         1998          1997          1996
                                                                              ----          ----          ----
             Securities available-for-sale:
               Fixed maturity securities                                      $52.6        $137.5       $(289.2)
               Equity securities                                                4.2          (2.7)          8.9
                                                                              -----        ------       -------
                                                                              $56.8        $134.8       $(280.3)
                                                                              =====        ======       =======

         Proceeds from the sale of securities available-for-sale during 1998, 1997 and 1996 were $610.5 million, $574.5 million and $299.6 million, respectively. During 1998, gross gains of $9.0 million ($9.9 million and $6.6 million in 1997 and 1996, respectively) and gross losses of $7.6 million ($18.0 million and $6.9 million in 1997 and 1996, respectively) were realized on those sales. In addition, gross gains of $15.1 million and gross losses of $0.7 million were realized in 1997 when the Company paid a dividend to NFS, which then made an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million.

         The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1998 was $3.7 million. No valuation allowance has been recorded for these loans as of December 31, 1998. The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1997 was $19.9 million which includes $3.9 million of impaired mortgage loans on real estate for which the related valuation allowance was $0.1 million and $16.0 million of impaired mortgage loans on real estate for which there was no valuation allowance. During 1998, the average recorded investment in impaired mortgage loans on real estate was approximately $9.1 million ($31.8 million in 1997) and interest income recognized on those loans was $0.3 million ($1.0 million in 1997), which is equal to interest income recognized using a cash-basis method of income recognition.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

             (in millions of dollars)                                                1998          1997
                                                                                     ----          ----
             Allowance, beginning of year                                            $42.5         $51.0
               Reductions credited to operations                                      (0.1)         (1.2)
               Direct write-downs charged against the allowance                         --          (7.3)
                                                                                     -----         -----
             Allowance, end of year                                                  $42.4         $42.5
                                                                                     =====         =====

         Real estate is presented at cost less accumulated depreciation of $21.5 million as of December 31, 1998 ($45.1 million as of December 31, 1997) and valuation allowances of $5.4 million as of December 31, 1998 ($11.1 million as of December 31, 1997).

         Investments that were non-income producing for the twelve month period preceding December 31, 1998 amounted to $42.4 million ($19.4 million for 1997) and consisted of $32.7 million ($3.0 million in 1997) in securities available-for-sale and $9.7 million ($16.4 million in 1997) in real estate.

         An analysis of investment income by investment type follows for the years ended December 31:

             (in millions of dollars)                                      1998            1997           1996
                                                                           ----            ----           ----
             Gross investment income:
               Securities available-for-sale:
                 Fixed maturity securities                                $  982.5        $  911.6       $  917.1
                 Equity securities                                             0.8             0.8            1.3
               Mortgage loans on real estate                                 458.9           457.7          432.8
               Real estate                                                    40.4            42.9           44.3
               Short-term investments                                         17.8            22.7            4.2
               Other                                                          30.7            21.0            4.0
                                                                          --------        --------       --------
                   Total investment income                                 1,531.1         1,456.7        1,403.7
             Less investment expenses                                         49.5            47.5           45.9
                                                                          --------        --------       --------
                   Net investment income                                  $1,481.6        $1,409.2       $1,357.8
                                                                          ========        ========       ========

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

             (in millions of dollars)                                        1998            1997           1996
                                                                             ----            ----           ----
             Securities available-for-sale:
               Fixed maturity securities                                    $(0.7)          $ 3.6          $(3.5)
               Equity securities                                              2.1             2.7            3.2
             Mortgage loans on real estate                                    3.9             1.6           (4.1)
             Real estate and other                                           23.1             3.2            4.1
                                                                            -----           -----          -----
                                                                            $28.4           $11.1          $(0.3)
                                                                            =====           =====          =====

         Fixed maturity securities with an amortized cost of $6.5 million and $6.2 million as of December 31, 1998 and 1997, respectively, were on deposit with various regulatory agencies as required by law.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(4)      Federal Income Tax
         ------------------

         The Company's current federal income tax liability was $72.8 million and $60.1 million as of December 31, 1998 and 1997, respectively.

         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 1998 and 1997 are as follows:

             (in millions of dollars)                                        1998            1997
                                                                             ----            ----
             Deferred tax assets:
               Future policy benefits                                       $207.7          $200.1
               Liabilities in Separate Accounts                              319.9           242.0
               Mortgage loans on real estate and real estate                  17.5            19.0
               Other assets and other liabilities                             58.9            59.2
                                                                            ------          ------
                 Total gross deferred tax assets                             604.0           520.3
                 Less valuation allowance                                     (7.0)           (7.0)
                                                                            ------          ------
                 Net deferred tax assets                                     597.0           513.3
                                                                            ------          ------

             Deferred tax liabilities:
               Deferred policy acquisition costs                             568.7           480.5
               Fixed maturity securities                                     212.2           193.3
               Deferred tax on realized investment gains                      34.8            40.1
               Equity securities and other long-term investments               9.6             7.5
               Other                                                          21.6            22.2
                                                                            ------          ------
                 Total gross deferred tax liabilities                        846.9           743.6
                                                                            ------          ------
                 Net deferred tax liability                                 $249.9          $230.3
                                                                            ======          ======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Nearly all future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. There has been no change in the valuation allowance for the years ended December 31, 1998, 1997 and 1996.

         Federal income tax expense attributable to income from continuing operations for the years ended December 31 was as follows:

           (in millions of dollars)                                   1998            1997            1996
                                                                      ----            ----            ----
           Currently payable                                         $186.1          $121.7          $116.5
           Deferred tax expense (benefit)                               4.3            28.5            (5.6)
                                                                     ------          ------          ------
                                                                     $190.4          $150.2          $110.9
                                                                     ======          ======          ======

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Total federal income tax expense for the years ended December 31, 1998, 1997 and 1996 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                            1998                     1997                     1996
                                                       -----------------        ----------------        -----------------
         (in millions of dollars)                      Amount        %          Amount        %          Amount        %
                                                       ------        -          ------        -          ------        -

         Computed (expected) tax expense               $195.0      35.0         $150.5      35.0         $110.4      35.0
         Tax exempt interest and dividends
           received deduction                            (4.9)     (0.9)           -         0.0           (0.2)     (0.1)
         Other, net                                       0.3       0.1           (0.3)     (0.1)           0.7       0.3
                                                       ------      ----         ------      ----         ------      ----
             Total (effective rate of each year)       $190.4      34.2         $150.2      34.9         $110.9      35.2
                                                       ======      ====         ======      ====         ======      ====

         Total federal income tax paid was $173.4 million, $91.8 million and $115.8 million during the years ended December 31, 1998, 1997 and 1996, respectively.

(5)      Comprehensive Income
         --------------------

         Pursuant to SFAS No. 130 - Reporting Comprehensive Income, which the Company adopted January 1, 1998, the Consolidated Statements of Shareholder's Equity include a new measure called "Comprehensive Income". Comprehensive Income includes net income as well as certain items that are reported directly within separate components of shareholders' equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income is unrealized gains (losses) on securities available-for-sale. The related before and after federal tax amounts are as follows:

             (in millions of dollars)                                        1998           1997           1996
                                                                             ----           ----           ----
             Unrealized gains (losses) on securities
                available-for-sale arising during the period:
                Gross                                                       $ 58.2        $141.1         $(272.4)
                Adjustment to deferred policy acquisition costs              (12.9)        (21.8)           57.0
                Related federal income tax (expense) benefit                 (15.9)        (41.7)           44.0
                                                                            ------        ------          ------
                   Net                                                        29.4          77.6          (171.4)
                                                                            ------        ------          ------

             Reclassification adjustment for net (gains) losses
                on securities available-for-sale realized
                during the period:
                Gross                                                         (1.4)         (6.3)             0.7
                Related federal income tax expense (benefit)                   0.5           2.2             (0.2)
                                                                            ------        ------          -------
                   Net                                                        (0.9)         (4.1)             0.5
                                                                            ------        ------          -------
             Total Other Comprehensive Income                               $ 28.5        $ 73.5          $(170.9)
                                                                            ======        ======          =======

(6)      Fair Value of Financial Instruments
         -----------------------------------

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              Fixed maturity and equity securities: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices. The carrying amount and fair value for equity securities exclude the fair value of futures contracts designated as hedges of equity securities.

              Mortgage loans on real estate, net: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgage loans in default is the estimated fair value of the underlying collateral.

              Policy loans, short-term investments and cash: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              Separate account assets and liabilities: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

              Investment contracts: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



              Policy reserves on life insurance contracts: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              Commitments to extend credit: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 7.

              Futures contracts: The fair value for futures contracts is based on quoted market prices.

           Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:

                                                                         1998                              1997
                                                               -------------------------        --------------------------
                                                                Carrying      Estimated          Carrying       Estimated
               (in millions of dollars)                          amount       fair value          amount        fair value
                                                               ---------      ----------        ---------       ----------
               Assets:
                 Investments:
                   Securities available-for-sale:
                     Fixed maturity securities                  $14,245.1      $14,245.1         $13,204.1       $13,204.1
                     Equity securities                              128.5          128.5              80.4            80.4
                   Mortgage loans on real estate, net             5,328.4        5,527.6           5,181.6         5,509.7
                   Policy loans                                     464.3          464.3             415.3           415.3
                   Short-term investments                           289.1          289.1             358.4           358.4
                 Cash                                                 3.4            3.4             175.6           175.6
                 Assets held in separate accounts                50,935.8       50,935.8          37,724.4        37,724.4

               Liabilities:
                 Investment contracts                            15,468.7       15,158.6          14,708.2        14,322.1
                 Policy reserves on life insurance contracts      3,914.0        3,768.9           3,345.4         3,182.4
                 Liabilities related to separate accounts        50,935.8       49,926.5          37,724.4        36,747.0
                 Futures contracts                                    1.3            1.3                --              --

(7)      Risk Disclosures
         ----------------

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         Credit Risk: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

         Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $156.0 million extending into 1999 were outstanding as of December 31, 1998. The Company also had $40.0 million of commitments to purchase fixed maturity securities outstanding as of December 31, 1998.

         Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 22% (20% in 1997) in any geographic area and no more than 2% (2% in 1997) with any one borrower as of December 31, 1998. As of December 31, 1998, 42% (46% in 1997) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed retail properties.

         Reinsurance: The Company has entered into a reinsurance contract to cede a portion of its general account individual annuity business to The Franklin Life Insurance Company (Franklin). Total recoveries due from Franklin were $187.9 million and $220.2 million as of December 31, 1998 and 1997, respectively. The contract is immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin has established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% of the reinsured reserves.

(8)      Pension Plan and Postretirement Benefits Other Than Pensions
         ------------------------------------------------------------

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company. Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau (ELICW).

         Pension costs charged to operations by the Company during the years ended December 31, 1998, 1997 and 1996 were $2.0 million, $7.5 million and $7.4 million, respectively. The Company has recorded a prepaid pension asset of $5.0 million as of December 31, 1998 and no prepaid or accrued pension asset or expense as of December 31, 1997.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1998 and 1997 was $40.1 million and $36.5 million, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1998, 1997 and 1996 was $4.1 million, $3.0 million and $3.3 million, respectively.

         Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 1998 and 1997 follows:

                                                                             Pension Benefits      Postretirement Benefits
                                                                           ---------------------   -----------------------
              (in millions of dollars)                                       1998         1997         1998       1997
              ---------------------------------------------------------    --------     --------     --------   -------
              Change in benefit obligation:
              Benefit obligation at beginning of year                      $2,033.8     $1,847.8      $237.9    $ 200.7
              Service cost                                                     87.6         77.3         9.8        7.0
              Interest cost                                                   123.4        118.6        15.4       14.0
              Actuarial loss                                                  123.2         60.0        15.6       24.4
              Plan curtailment in 1998/merger in 1997                        (107.2)         1.5         -          -
              Benefits paid                                                   (75.8)       (71.4)       (8.6)      (8.2)
                                                                           --------     --------     -------    -------
              Benefit obligation at end of year                             2,185.0      2,033.8       270.1      237.9
                                                                           --------     --------     -------    -------

              Change in plan assets:
              Fair value of plan assets at beginning of year                2,212.9      1,947.9        69.2       63.0
              Actual return on plan assets                                    300.7        328.1         5.0        3.6
              Employer contribution                                           104.1          7.2        12.1       10.6
              Plan merger                                                       -            1.1         -          -
              Benefits paid                                                   (75.8)       (71.4)       (8.4)      (8.0)
                                                                           --------     --------     -------    -------
              Fair value of plan assets at end of year                      2,541.9      2,212.9        77.9       69.2
                                                                           --------     --------     -------    -------

              Funded status                                                   356.9        179.1      (192.2)    (168.7)
              Unrecognized prior service cost                                  31.5         34.7         -          -
              Unrecognized net (gains) losses                                (345.7)      (330.7)       16.0        1.6
              Unrecognized net (asset) obligation at transition               (11.0)        33.3         1.3        1.5
                                                                           --------     --------     -------    -------
              Prepaid (accrued) benefit cost                               $   31.7     $  (83.6)    $(174.9)   $(165.6)
                                                                           ========     ========     =======    =======

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Basis for measurements, funded status of the pension plan and postretirement life and health care benefit plan:

                                                                             Pension Benefits          Postretirement Benefits
                                                                          --------------------         -----------------------
                                                                            1998         1997            1998           1997
                                                                          --------      ------         --------       --------
              Weighted average discount rate                               5.50%         6.00%           6.65%         6.70%
              Rate of increase in future compensation levels               3.75%         4.25%             --            --
              Assumed health care cost trend rate:
                    Initial rate                                             --            --           15.00%        12.13%
                    Ultimate rate                                            --            --            8.00%         6.12%
                    Uniform declining period                                 --            --           15 Years      12 Years

         The net periodic pension cost for the pension plan as a whole for the years ended December 31, 1998, 1997 and 1996 follows:

              (in millions of dollars)                                                   1998         1997         1996
              --------------------------------------------------------------------------------        ----         ----
              Service cost (benefits earned during the period)                         $  87.6      $  77.3      $  75.5
              Interest cost on projected benefit obligation                              123.4        118.6        105.5
              Expected return on plan assets                                            (159.0)      (139.0)      (116.1)
              Recognized gains                                                            (3.8)         -            -
              Amortization of prior service cost                                           3.2          3.2          3.2
              Amortization of unrecognized transition obligation                           4.2          4.2          4.1
                                                                                       -------      -------      -------
                                                                                       $  55.6      $  64.3      $  72.2
                                                                                       =======      =======      =======

         Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with the Nationwide Insurance Enterprise and employees of WSC ended participation in the plan. A curtailment gain of $67.1 million resulted (consisting of a $107.2 million reduction in the projected benefit obligation, net of the write-off of the $40.1 million remaining unamortized transition obligation related to WSC). The Company anticipates that the plan will settle the obligation related to WSC employees with a transfer of assets during 1999.

         Basis for measurements, net periodic pension cost for the pension plan:

                                                                                       1998          1997          1996
                                                                                       ----          ----          ----
             Weighted average discount rate                                            6.00%         6.50%         6.00%
             Rate of increase in future compensation levels                            4.25%         4.75%         4.25%
             Expected long-term rate of return on plan assets                          7.25%         7.25%         6.75%

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The amount of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 1998, 1997 and 1996 was as follows:

             (in millions of dollars)                                                    1998          1997          1996
                                                                                         ----          ----          ----
             Service cost (benefits attributed to employee service during the year)      $ 9.8         $ 7.0         $ 6.5
             Interest cost on accumulated postretirement benefit obligation               15.4          14.0          13.7
             Actual return on plan assets                                                 (5.0)         (3.6)         (4.3)
             Amortization of unrecognized transition obligation of affiliates              0.2           0.2           0.2
             Net amortization and deferral                                                 1.2          (0.5)          1.8
                                                                                         -----         -----         -----
                                                                                         $21.6         $17.1         $17.9
                                                                                         =====         =====         =====

         Actuarial assumptions used for the measurement of the accumulated postretirement benefit obligation (APBO) and the NPPBC for the postretirement benefit plan for 1998, 1997 and 1996 were as follows:

                                                                                      1998           1997         1996
                                                                                      -----          -----        ----
             NPPBC:
               Discount rate                                                          6.70%         7.25%         6.65%
               Long term rate of return on plan
                   assets, net of tax                                                 5.83%         5.89%         4.80%
               Assumed health care cost trend rate:
                   Initial rate                                                      12.00%        11.00%        11.00%
                   Ultimate rate                                                      6.00%         6.00%         6.00%
                   Uniform declining period                                         12 Years      12 Years      12 Years

         For the postretirement benefit plan as a whole, a one percentage point increase or decrease in the assumed health care cost trend rate would have no impact on the APBO as of December 31, 1998 and have no impact on the NPPBC for the year ended December 31, 1998.

(9)      Shareholder's Equity, Regulatory Risk-Based Capital, Retained Earnings
         ----------------------------------------------------------------------
         and Dividend Restrictions
         -------------------------

         Ohio, NLIC's and NLAIC's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements.

         The statutory capital and surplus of NLIC as of December 31, 1998, 1997 and 1996 was $1.32 billion, $1.13 billion and $1.00 billion, respectively. The statutory net income of NLIC for the years ended December 31, 1998, 1997 and 1996 was $171.0 million, $111.7 million and $73.2 million, respectively.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1998, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department was $71.0 million.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholder.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(10)     Transactions With Affiliates
         ----------------------------

         As part of the restructuring described in note 1, NLIC paid a dividend valued at $485.7 million to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of ELICW, National Casualty Company (NCC) and West Coast Life Insurance Company (WCLIC). Also, on February 24, 1997, NLIC paid a dividend to NFS, and NFS paid an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million. The Company recognized a gain of $14.4 million on the transfer of securities.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1998, 1997 and 1996, the Company made lease payments to NMIC and its subsidiaries of $8.0 million, $8.4 million and $9.1 million, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $95.0 million, $85.8 million and $101.6 million in 1998, 1997 and 1996, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $31.9 million and $20.5 million as of December 31, 1998 and 1997, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1998 and 1997 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Intercompany reinsurance agreements exist between NLIC and, respectively, NMIC and ELICW whereby all of NLIC's accident and health and group life insurance business is ceded on a modified coinsurance basis. NLIC entered into the reinsurance agreements during 1996 because the accident and health and group life insurance business was unrelated to the Company's long-term savings and retirement products. Accordingly, the accident and health and group life insurance business has been accounted for as discontinued operations for all periods presented. Under modified coinsurance agreements, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by ELICW or NMIC, as the case may be. Risk of asset default is retained by the Company, although a fee is paid by ELICW or NMIC, as the case may be, to the Company for the Company's retention of such risk. The agreements will remain in force until all policy obligations are settled. However, with respect to the agreement between NLIC and NMIC, either party may terminate the contract on January 1 of any year with prior notice. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NMIC and ELICW for the years ended December 31, 1998, 1997 and 1996 were:

                                                       1998                       1997                          1996
                                            ------------------------------------------------------------------------------------
         (in millions of dollars)               NMIC          ELICW        NMIC         ELICW            NMIC         ELICW
         -----------------------------------------------------------------------------------------------------------------------

         Premiums                               $90.1        $106.3       $ 91.4        $199.8          $ 97.3        $224.2
         Net investment income and other
            revenue                             $11.1        $  9.4       $ 10.7        $ 13.4          $ 10.9        $ 14.8
         Benefits, claims and expenses          $98.8        $160.5       $100.7        $225.9          $100.5        $246.6

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $248.4 million and $211.0 million as of December 31, 1998 and 1997, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         Certain annuity products are sold through three affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 1998 were $60.0 million, $66.1 million and $76.9 million, respectively.

(11)     Bank Lines of Credit
         --------------------

         In August 1996, NLIC, along with NMIC, entered into a $600.0 million revolving credit facility which provides for a $600.0 million loan over a five year term on a fully revolving basis with a group of national financial institutions. The credit facility provides for several and not joint liability with respect to any amount drawn by either NLIC or NMIC. NLIC and NMIC pay facility and usage fees to the financial institutions to maintain the revolving credit facility. All previously existing line of credit agreements were canceled. In September 1997, the credit agreement was amended to include NFS as a party to and borrower under the agreement. As of December 31, 1998 the Company had no amounts outstanding under the agreement.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(12)     Contingencies
         -------------

         On October 29, 1998, the Company and certain of its affiliates were named in a lawsuit filed in the Common Pleas Court of Franklin County, Ohio related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). The plaintiff in such lawsuit seeks to represent a national class of the Company's customers and seeks unspecified compensatory and punitive damages. The Company is currently evaluating this lawsuit, which is in an early stage and has not been certified as a class. The Company intends to defend this lawsuit vigorously.

(13)     Segment Information
         -------------------

         The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
         Variable Annuities, Fixed Annuities and Life Insurance.

         The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by independent investment managers and the Company, with investment returns accumulating on a tax-deferred basis. The Company's variable annuity products consist almost entirely of flexible premium deferred variable annuity contracts.

         The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. Such contracts consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities. The Fixed Annuities segment includes the fixed option under variable annuity contracts.

         The Life Insurance segment consists of insurance products, including variable universal life insurance and corporate-owned life insurance products, that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis.

         In addition to the product segments, the Company reports corporate revenue and expenses, investments and related investment income supporting capital not specifically allocated to its product segments, revenues and expenses of its investment advisor subsidiary (other than the portion allocated to the Variable Annuities and Life Insurance segments), revenues and expenses related to group annuity contracts sold to Nationwide Insurance Enterprise employee and agent benefit plans and all realized gains and losses on investments in a Corporate and Other segment.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



The following table summarizes the financial results of the Company's business segments for the years ended December 31, 1998, 1997 and 1996.

                                       Variable      Fixed       Life     Corporate
(in millions of dollars)               Annuities   Annuities   Insurance  and Other    Total
------------------------------------  ---------    ---------   ---------  ---------    -----
1998:
Net investment income (1)             $   (31.3)   $ 1,116.6   $  231.6   $  164.7   $ 1,481.6
Other operating revenue                   560.8         35.7      319.6       49.6       965.7
                                      ---------    ---------   --------   --------   ---------
   Total operating revenue (2)            529.5      1,152.3      551.2      214.3     2,447.3
                                      ---------    ---------   --------   --------   ---------
Interest credited to policyholder
   account balances                          --        828.6      115.4      125.0     1,069.0
Amortization of deferred policy
   acquisition costs                      123.9         44.2       46.4         --       214.5
Other benefits and expenses               187.2        104.2      294.6       49.1       635.1
                                      ---------    ---------   --------   --------   ---------
   Total expenses                         311.1        977.0      456.4      174.1     1,918.6
                                      ---------    ---------   --------   --------   ---------
Operating income (loss) before
   federal income tax                     218.4        175.3       94.8       40.2       528.7
Realized gains on investments                --           --         --       28.4        28.4
                                      ---------    ---------   --------   --------   ---------
Consolidated income before
   federal tax expense                $   218.4    $   175.3   $   94.8   $   68.6   $   557.1
                                      =========    =========   ========   ========   =========

Assets as of year end                 $47,668.7    $15,215.7   $5,187.6   $6,270.1   $74,342.1
                                      =========    =========   ========   ========   =========


1997:
Net investment income (1)             $   (26.9)   $ 1,098.2   $  189.1   $  148.8   $ 1,409.2
Other operating revenue                   430.9         43.2      284.0       39.0       797.1
                                      ---------    ---------   --------   --------   ---------
   Total operating revenue (2)            404.0      1,141.4      473.1      187.8     2,206.3
                                      ---------    ---------   --------   --------   ---------
Interest credited to policyholder
   account balances                          --        823.4       78.5      114.7     1,016.6
Amortization of deferred policy
   acquisition costs                       87.8         39.8       39.6         --       167.2
Other benefits and expenses               165.3        108.7      284.1       45.6       603.7
                                      ---------    ---------   --------   --------   ---------
   Total expenses                         253.1        971.9      402.2      160.3     1,787.5
                                      ---------    ---------   --------   --------   ---------
Operating income before federal
    income tax                            150.9        169.5       70.9       27.5       418.8
Realized gains on investments                --           --         --       11.1        11.1
                                      ---------    ---------   --------   --------   ---------
Consolidated income before
   federal tax expense                $   150.9    $   169.5   $   70.9   $   38.6   $   429.9
                                      =========    =========   ========   ========   =========

Assets as of year end                 $35,278.7    $14,436.3   $3,901.4   $6,174.3   $59,790.7
                                      =========    =========   ========   ========   =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued




                                                 Variable         Fixed            Life         Corporate
         (in millions of dollars)               Annuities       Annuities       Insurance       and Other        Total
         ------------------------------------   ----------      ----------      ---------       ---------     ---------
         1996:
         Net investment income (1)              $    (21.5)     $  1,050.6      $   174.0       $   154.7      $ 1,357.8
         Other operating revenue                     306.1            42.0          261.6            25.7          635.4
                                                ----------      ----------      ---------       ---------      ---------
            Total operating revenue (2)              284.6         1,092.6          435.6           180.4        1,993.2
                                                ----------      ----------      ---------       ---------      ---------
         Interest credited to policyholder
            account balances                            --           805.0           70.2           107.1          982.3
         Amortization of deferred policy
            acquisition costs                         57.4            38.6           37.4              --          133.4
         Benefits and expenses                       136.9           113.6          260.8            50.4          561.7
                                                ----------      ----------      ---------       ---------      ---------
            Total expenses                           194.3           957.2          368.4           157.5        1,677.4
                                                ----------      ----------      ---------       ---------      ---------
         Operating income before federal
             income tax                               90.3           135.4           67.2            22.9          315.8
         Realized losses on investments                 --              --             --            (0.3)          (0.3)
                                                ----------      ----------      ---------       ---------      ---------
         Consolidated income from
            continuing operations before
            federal tax expense                 $     90.3      $    135.4       $   67.2        $   22.6      $   315.5
                                                ==========      ==========       ========        ========      =========

         Assets as of year end                  $ 25,069.7      $ 13,994.7       $3,353.3        $5,348.5      $47,766.2
                                                ==========      ==========       ========        ========      =========

         -----------
         (1) The Company's method of allocating net investment income results in a charge (negative net investment income) to the Variable Annuities segment which is recognized in the Corporate and Other segment. The charge relates to non-invested assets which support this segment on a statutory basis.

         (2)  Excludes realized gains and losses on investments.

         The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.


 (14)    Discontinued Operations
         -----------------------

         As discussed in note 1, NFS is a holding company for NLIC and certain other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. Prior to the contribution by Nationwide Corp. of the outstanding common stock of NLIC to NFS, NLIC effected certain transactions with respect to certain subsidiaries and lines of business that were unrelated to long-term savings and retirement products.

         On September 24, 1996, NLIC's Board of Directors declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of three subsidiaries: ELICW, NCC and WCLIC. ELICW writes group accident and health and group life insurance business and maintains it offices in Wausau, Wisconsin. NCC is a property and casualty company with offices in Scottsdale, Arizona that serves as a fronting company for a property and casualty subsidiary of NMIC. WCLIC writes high dollar term life insurance policies and is located in San Francisco, California. ELICW, NCC and WCLIC have been accounted for as discontinued operations in the accompanying consolidated financial statements through December 31, 1996. The Company did not recognize any gain or loss on the disposal of these subsidiaries.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Also, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and NMIC, effective January 1, 1996. See note 10 for a complete discussion of the reinsurance agreements. The Company has discontinued its accident and health and group life insurance business and in connection therewith has entered into reinsurance agreements to cede all existing and any future writings to other affiliated companies. NLIC's accident and health and group life insurance business is accounted for as discontinued operations for all periods presented. The Company did not recognize any gain or loss on the disposal of the accident and health and group life insurance business. The assets, liabilities, results of operations and activities of discontinued operations are distinguished physically, operationally and for financial reporting purposes from the remaining assets, liabilities, results of operations and activities of the Company.

         A summary of the results of operations of discontinued operations for the years ended December 31, 1998, 1997 and 1996 is as follows:

             (in millions of dollars)                                                1998           1997          1996
                                                                                     ----           ----          ----
             Revenues                                                               $   --         $   --       $  668.9
             Net income                                                             $   --         $   --       $   11.3

         A summary of the assets and liabilities of discontinued operations as of December 31, 1998, 1997 and 1996 is as follows:

             (in millions of dollars)                                                1998           1997          1996
                                                                                     ----           ----          ----
             Assets, consisting primarily of investments                            $221.5         $247.3       $3,288.5
             Liabilities, consisting primarily of policy benefits and claims        $221.5         $247.3       $2,802.8